DECEMBER 31, 1995                                         [IVY FUNDS LOGO]

IVY
EMERGING
GROWTH
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the share-holders. This report is not authorized for distrib-ution to prospective investors unless preced-ed or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

[PHOTO]

Throughout the
    centuries,
the castle keep has
  been a source
of long-range vision
 and strategic
    advantage.

Dear Shareholder:

     Ivy Emerging Growth Fund outperformed its relevant benchmarks in 1995. For the twelve months ended December 31, 1995 the Fund had a total return of 42.07% on a net asset value basis. The Fund compares well to comparable indices such as the Russell 2000, S&P 600, and the NASDAQ Industrials, which had gains of 26.21%, 28.60% and 27.97% respectively; it also compared favorably with the S&P 500, which had a total return of 37.52%. (For the Fund's total return with sales charge and performance commentary, please refer to the following pages.)
     Many of the Fund's technology stocks enjoyed large gains in what Newsweek called the "Year of the Internet." In addition to "pure plays" on this phenomenon, related areas such as network computing and data communications experienced extra demand on top of already high growth rates.
     Within the healthcare sector, biotech stocks were notably strong performers in 1995. Investor interest in this area was reinvigorated as a number of companies reported favorable clinical results on the road to commercial development. Physician practice management stocks also enjoyed a good year, as the ongoing shift to managed care continued to bolster their fundamentals.
     The performance of Ivy Emerging Growth Fund in 1995 was certainly aided by declining interest rates and a subdued inflation outlook, which allowed modest expansion in equity valuations. These factors combined with strong earnings growth by the companies in the Fund's portfolio produce an above-average return for the year.
     The robust fundamentals of Ivy Emerging Growth Fund's portfolio reflect our emphasis on fertile industry sectors that we believe can support a high rate of growth. In addition to technology and healthcare, these industries include specialty retailing, business services and financial services.
     An important part of our strategy in managing the Fund is to focus on companies that traditionally operate in a relatively stable and predictable business environment. The faster a small company grows, the more strain it must cope with, and the greater the risk that it will get out of control, stumble, and disappoint investors. Therefore, we emphasize companies that have good visibility, and particularly favor those with a base of recurring revenue.
     We also stress quality in our stock selection, preferring companies where we have a high degree of conviction that earnings growth will meet or exceed expectations. We believe that in emerging growth investing there is more risk in fundamentals than valuation. Strong earnings growth can bail out the investor who pays too high a multiple, but growth that doesn't come through almost guarantees a loss.
     The final element of our strategy is to make sure the Fund is very well diversified. At year end there were nearly 230 stocks in the portfolio. This minimizes the impact of "company specific" events which so often add to the volatility of emerging growth portfolios.
     For investors who have a long-term perspective and can tolerate above-average volatility, we believe Ivy Emerging Growth Fund should continue to be a rewarding opportunity.

Sincerely,

/s/ Michael G. Landry                             /s/ Michael R. Peers
Michael G. Landry                                 Michael R. Peers
President                                         Chairman


BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Michael R. Peers
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, President
Keith J. Carlson, Vice President
C. William Ferris,
Secretary/Treasurer
Michael R. Peers, Chairman

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Mackenzie Ivy Investor
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
1-800-777-6472

AUDITORS
Coopers & Lybrand L.L.P.
Fort Lauderdale, FL

MANAGER
Ivy Management, Inc.
Boca Raton, FL

DISTRIBUTOR
Mackenzie Ivy Funds
Distribution, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, FL 33432

IVY EMERGING GROWTH FUND PERFORMANCE COMMENTARY
In 1995, Ivy Emerging Growth Fund outperformed its relevant benchmarks including the S&P 500, S&P 600, Russell 2000 and NASDAQ averages. For the twelve months ended December 31, 1995, the total return of the Fund was 42.07%. The total returns for the Russell 2000, S&P 500, S&P 600 and NASDAQ were 26.21%, 37.52%, 28.60% and 27.97% respectively. Within an environment of declining interest rates and low inflation, technology and biotech stocks were market leaders in 1995. Ivy Emerging Growth Fund had significant weightings in these sectors.

                     PERFORMANCE COMPARISONS OF THE FUND
                     SINCE INCEPTION (4/93) OF A $10,000
                                  INVESTMENT

                                   [GRAPH]

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Emerging Growth Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The S&P 500, NASDAQ and Russell 2000 indices are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

                           CUMULATIVE ONE-YEAR AND
                         SINCE INCEPTION PERFORMANCE

                                   [GRAPH]

         +The chart above reflects performance without the maximum sales charge of 5.75%. With sales charge the cumulative performance for one-year and since inception was 33.90% and 101.01%.

------------------------------------------------------------------
                                       IVY EMERGING GROWTH FUND
                                      FOR PERIOD ENDING 12/31/95
                       Class A*-with sales charge           Class B**
                        Average Annual
                         Total Return              Average Annual Total Return
                          ---------------------------------------------------
                    w/Reimb.    w/o Reimb.         w/Reimb.           w/o Reimb.
                          ---------------------------------------------------
                                                 w/       w/o        w/       w/o
                                                CDSC      CDSC      CDSC      CDSC
                                                  ------------------------------
 1 Yr.               33.90%       33.90%       36.03%    41.03%    36.03%    41.03%
 Since Inception     29.89%       29.83%       17.18%    18.29%    17.09%    18.22%

 *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

IVY EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

          COMMON STOCKS -- 91.8%              SHARES        VALUE                        COMMON STOCKS                   SHARES
---------------------------------------------------------------------------------------------------------------------------------
BUSINESS AND FINANCIAL SERVICES -- 12.3%
Advanta Corporation Class B...............       7,300   $   265,538
Amerin Corporation(a).....................       6,800       181,900
BISYS Group, Inc.(a)......................      10,888       334,806
CFI Proservices Inc.(a)...................      12,000       178,500
CKS Group, Inc.(a)........................         500        19,375
Capmac Holdings(a)........................       8,900       223,613
Copart, Inc.(a)...........................       6,900       181,125
Corrections Corp. of America..............       5,600       207,900
Crop Growers Corp.(a).....................      20,100       281,400
Daisytek International Corporation(a).....       3,400       104,550
Desktop Data, Inc.(a).....................       6,400       156,800
Fair Issac and Company Inc................       7,800       202,800
Gartner Group, Inc. -- Class A(a).........       7,600       363,850
Green Tree Financial Corp.................       9,400       247,925
Investment Technology Group, Inc.(a)......      18,000       166,500
Learning Tree International, Inc.(a)......       1,100        17,188
Litchfield Financial Corp.................      28,483       370,279
MS Financial, Inc.(a).....................      20,100       138,188
Medaphis Corp.(a).........................       5,800       214,600
Meta Group, Inc.(a).......................       3,300       101,063
Ovid Technologies, Inc.(a)................      38,500       279,125
Oxford Resources Corp. Class A(a).........       7,200       162,000
PMT Services, Inc.(a).....................      15,800       477,950
Prime Management Group, Inc.(a)...........       9,500        21,375
Quickresponse Services Inc.(a)............      17,000       312,375
Romac International, Inc.(a)..............       9,300       218,550
SPS Transaction Services Corp.(a).........       7,900       234,038
Thompson PBE, Inc.(a).....................      13,200       184,800
United Waste Systems Inc.(a)..............       7,600       281,200
U.S. Delivery Systems, Inc.(a)............       8,300       239,663
Westcott Communications(a)................      15,400       211,750
                                                         -----------
                                                           6,580,726
                                                         -----------

          COMMON STOCKS -- 91.8%               VALUE
-------------------------------------------------------------------
COMPUTER SOFTWARE -- 18.4%
A.D.A.M. Software, Inc.(a)................       3,400        22,100
Applix, Inc.(a)...........................      14,200       386,950
Atria Software, Inc.(a)...................       2,300        89,988
Business Objects S.A. ADR(a)(c)...........       4,800       232,200
CBT Group PLC ADR(a)......................       4,000       212,000
Carnegie Group, Inc.(a)...................      22,000       214,500
Davidson and Associates, Inc.(a)..........       5,400       118,125
Dendrite International, Inc.(a)...........      20,700       372,600
Eagle Point Software Corporation(a).......      10,000       215,000
Expert Software, Inc.(a)..................      10,400       145,600
FTP Software, Inc.(a).....................      12,700       368,300
FileNet Corp.(a)..........................       6,100       286,700
Firefox Communications, Inc.(a)...........       8,800       206,800
GT Interactive Software Corp.(a)..........       2,200        30,800
HPR Inc.(a)...............................       5,300       159,663
Imnet Systems, Inc.(a)....................       5,300       127,200
Informix Corp.(a).........................      12,800       384,000
Insignia Solutions, Inc ADR(a)............      17,300       203,275
Intersolv, Inc.(a)........................      20,900       269,088
Macromedia Inc.(a)........................       5,800       303,050
McAfee Associates, Inc....................       4,050       177,694
MySoftware Company(a).....................      21,300       271,575
Netmanage Inc.(a).........................      17,600       409,200
Novadigm, Inc.(a).........................       7,000       198,625
Open Environment Corporation(a)...........      16,600       228,250
Premenos Technology Corporation(a)........       9,000       237,375
Project Software & Development, Inc.(a)...       5,250       183,094
Rational Software Corporation(a)..........      11,500       257,313
Remedy Corporation(a).....................       4,400       260,700
Renaissance Solutions, Inc.(a)............      10,200       145,350
SPSS, Inc.(a).............................      11,300       220,350
SQA, Inc.(a)..............................       5,500       105,875
Saville Systems Ireland ADR(a)............      18,100       257,925
Secure Computing Corporation(a)...........       2,400   $   134,400
Security Dynamics Technologies, Inc.(a)...       4,800       261,600
Seer Technologies, Inc.(a)................      11,500       143,750
Sierra On-Line, Inc.(a)...................       6,900       198,375
Softkey International, Inc.(a)............       6,500       150,313
Software Artisrty, Inc.(a)................      13,200       198,000
Symantec Corporation(a)...................       8,500       197,625
Systemsoft Corporation(a).................      20,500       230,625
UUNET Technologies, Inc.(a)...............       3,800       239,400
Veritas Software Corp.(a).................      14,700       558,600
Viasoft, Inc.(a)..........................      15,600       185,250
                                                         -----------
                                                           9,799,203
                                                         -----------
CONSUMER PRODUCTS & SERVICES -- 5.2%
Blyth Industries, Inc.(a).................       6,000       177,000
Canadaigua Wine Company, Inc.(a)..........       6,400       208,800
Central European Media
  Enterprises Ltd. (a)(c).................      14,700       301,350
Cuc International, Inc.(a)................      11,900       406,088
Department 56 Inc.(a).....................       6,400       244,800
Eagle USA Airfreight, Inc.(a).............       4,400       115,500
Equity Corporation International(a).......       3,600        85,500
Extended Stay America, Inc.(a)............       3,300        90,750
Franklin Electronic Publishers, Inc.(a)...       7,000       206,500
Northland Cranberries, Inc. -- Class A....      14,400       255,600
Rio Hotel and Casino, Inc.(a).............      13,500       160,313
Scandinavian Broadcasting System(a).......       6,600       144,375
Station Casinos Inc.(a)...................       3,500        51,188
Stewart Enterprises Inc. Class A(a).......       5,300       196,100
TRM Copy Centers Corp.(a).................      13,400       140,700
                                                         -----------
                                                           2,784,564
                                                         -----------
HEALTHCARE -- 21.1%
American Medical Response(a)..............       9,300       302,250
Anesta Corp.(a)...........................      19,400       179,450
Arbor Health Care Company(a)..............       9,400       164,500
Autoimmune Inc.(a)........................      18,300       205,875
Biochem Pharma, Inc.(a)...................       7,600       304,950
Cardiometrics, Inc.(a)....................      17,200       131,150
Cephalon, Inc.(a).........................       4,500       183,375
CompuMed, Inc.(a).........................      16,000        68,000
Community Health Systems, Inc.(a).........       7,400       263,625
Dura Pharmaceuticals, Inc.(a).............      12,200       423,950
Ergo Science Corporation(a)...............       9,900       141,075
Ethical Holdings Ltd -- ADR(a)(c).........      18,500       166,500
Express Scripts, Inc. -- Class A(a).......       6,900       351,900
First Commonwealth(a).....................       9,200       239,200
Geltex Pharmaceuticals, Inc.(a)...........      13,800       169,050
Genzyme Corporation(a)....................       2,500       155,938
Genzyme Corporation --
  Tissue Repair(a)........................         338         5,366
Home Health Corporation of America(a).....      28,700       315,700
Horizon Mental Health Management,
  Inc.(a).................................      20,100       334,163
ICU Medical, Inc.(a)......................      14,400       244,800
InStent, Inc.(a)..........................      15,900       238,500
Isolyser Company, Inc.(a).................      11,200       156,800
Liposome Company Inc.(a)..................      34,200       684,000
Lumisys, Inc.(a)..........................      26,400       297,000
Mecon, Inc.(a)............................      14,600       231,775
MedCath Incorporated(a)...................       8,900       186,900
Medpartners/Mullikin, Inc.(a).............       3,300       108,900
Molecular Devices Corporation(a)..........      13,200       138,600
NeoRx Corporation(a)......................      28,700       182,963
NeoRx Corporation Warrants(a).............      23,000        37,375
Neuromedical Systems, Inc.(a).............       5,500       110,688
Norland Medical Systems, Inc.(a)..........       9,000       209,250
North American Biologicals, Inc.(a).......      13,430       144,373
Omnicare, Inc.(a).........................       5,900       264,763

                      (See Notes to Financial Statements)

IVY EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

              COMMON STOCKS                   SHARES        VALUE                        COMMON STOCKS                   SHARES
---------------------------------------------------------------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)...      10,900   $   525,925
Parexel International Corporation(a)......       1,800        59,850
Penederm Inc.(a)..........................      16,800       191,100
PhyCor, Inc.(a)...........................       3,300       166,856
Physician Reliance Network, Inc.(a).......       5,500       218,625
Physicians Resource Group, Inc.(a)........       6,000       119,250
Renal Treatment Centers Inc.(a)...........      13,000       572,000
Rural Metro Corp.(a)......................       7,300       165,163
Sepracor, Inc.(a).........................       9,100       167,213
Serologicals Corporation(a)...............      18,800       310,200
Sonus Pharmaceuticals, Inc.(a)............      20,000       245,000
Spine-Tech, Inc.(a).......................       9,200       213,900
Steris Corp.(a)...........................       5,600       180,600
Total Renal Care Holdings, Inc.(a)........       8,000       238,000
Vencor, Inc.(a)...........................       4,500       146,250
Vertex Pharmaceuticals Inc.(a)............       6,700       177,550
Vivus, Inc.(a)............................       8,000       250,000
                                                         -----------
                                                          11,290,186
                                                         -----------
MISCELLANEOUS -- 1.2%
Arch Petroleum Inc.(a)....................      67,000       142,375
Railtex Inc.(a)...........................       8,800       184,800
Tom Brown Inc.(a).........................      14,500       212,063
Wisconsin Central Transportation
  Corp.(a)................................       1,800       118,350
                                                         -----------
                                                             657,588
                                                         -----------
NETWORK EQUIPMENT -- 6.5%
3Com Corporation(a).......................       7,800       363,675
ACT Networks, Inc.(a).....................      14,100       223,838
Alantec Corp.(a)..........................       6,600       384,450
Ascend Communications, Inc.(a)............       4,700       381,875
Boca Research, Inc.(a)....................       8,400       222,600
Cabletron Systems Inc.(a).................       4,750       384,750
Cascade Communications Corp.(a)...........       2,200       187,000
Fore Systems, Inc(a)......................       5,800       345,100
Madge N.V.(a).............................      12,200       545,950
Netstar, Inc.(a)..........................       3,300        60,225
Network Peripherals, Inc.(a)..............       8,300        97,525
Plaintree Systems, Inc.(a)................      10,800        64,800
VideoServer, Inc.(a)......................       6,900       217,350
                                                         -----------
                                                           3,479,138
                                                         -----------
RESTAURANTS -- 1.3%
Apple South, Inc..........................       7,200       154,800
Daka International Inc.(a)................      11,100       305,250
Dave & Buster's, Inc.(a)..................      13,100       158,838
El Chicos Restaurants Inc.(a).............       8,700        82,650
                                                         -----------
                                                             701,538
                                                         -----------
RETAIL -- 7.1%
Baby Superstore, Inc......................       2,800       159,600
Barnes & Noble, Inc.(a)...................       5,400       156,600
Corporate Express, Inc.(a)................      11,000       328,625
CompUSA, Inc.(a)..........................       6,100       189,863
Creative Computers, Inc.(a)...............       6,100       111,325
Friedman's Inc. Class A(a)................      12,500       240,625
General Nutrition Companies, Inc.(a)......      16,400       383,350
Hollywood Entertainment(a)................      15,800       136,275
Just for Feet, Inc.(a)....................       7,700       275,275
MSC Industrial Direct Co., Inc.(a)........         300         8,250
Micro Warehouse Inc.(a)...................       5,000       216,250
Movie Gallery, Inc.(a)....................       5,900   $   179,950
OfficeMax, Inc.(a)........................      13,800       308,775
Petco Animal Supplies, Inc.(a)............       3,500       102,375
PetsMart Inc.(a)..........................       9,450       292,950
Sports Authority, Inc.(The)(a)............      13,100       266,913
Starbucks Corp.(a)........................       5,200       109,200
Viking Office Products, Inc.(a)...........       1,900        88,350
West Marine Inc.(a).......................       8,100       253,125
                                                         -----------
                                                           3,807,676
                                                         -----------
SEMICONDUCTERS & EQUIPMENT -- 4.0%
Alliance Semiconductor Corp.(a)...........       4,950        57,544
Altera Corporation(a).....................       4,400       218,350
Amtel Corporation(a)......................       4,600       102,925
ANADIGICS, Inc.(a)........................       3,900        82,875
Benchmarq Microelectronics, Inc.(a).......      16,500       134,064
Elantec Semiconductor, Inc.(a)............      11,500       117,875
GaSonics International Corporation(a).....       9,600       129,600
Integrated Device Technology, Inc.(a).....      12,600       163,800
Lam Research Corporation(a)...............       5,200       237,900
OnTrak Systems, Inc.(a)...................         400         5,800
Opal, Inc.(a).............................       8,800       112,200
PRI Automation, Inc.(a)...................       4,800       168,600
Semtech Corporation(a)....................       5,600       107,800
Silicon Valley Group, Inc.(a).............       7,000       176,750
Tower Semiconductor Ltd.(a)...............       4,300        95,138
Xilinx, Inc.(a)...........................       6,700       204,350
                                                         -----------
                                                           2,115,571
                                                         -----------
TECHNOLOGY -- 6.9%
3D Systems Corporation....................      13,500       320,625
Boston Technology(a)......................       8,400       107,100
California Amplifier, Inc.(a).............      10,700       302,275
California Microwave, Inc.(a).............       3,600        59,850
Cornerstone Imaging, Inc.(a)..............      16,100       233,450
Discreet Logic, Inc.......................       9,500       237,500
Gemstar International Group Limited(a)....       7,100       201,464
IKOS Systems, Inc.(a).....................      13,800       153,525
Komag, Inc.(a)............................       4,100       189,113
NETCOM On-Line Communication Services,
  Inc.(a).................................       7,500       270,000
P-COM, Inc................................      12,600       252,000
RadiSys Corporation(a)....................      23,400       274,950
Smart Modular Technologies, Inc.(a).......       5,700        60,563
Snyopsys, Inc.(a).........................       9,900       376,200
Truevision, Inc.(a).......................      28,800       142,200
U.S. Robotics, Inc........................       2,000       175,500
Uniphase Corporation(a)...................       6,900       246,675
Videonics, Inc.(a)........................       7,200        84,600
                                                         -----------
                                                           3,687,590
                                                         -----------
TELECOMMUNICATIONS -- 7.8%
Arch Communications Group, Inc.(a)........      10,100       242,400
Cidco, Inc.(a)............................       8,700       221,850
Digital Microwave Corporation(a)..........      10,800       108,000
Glenayre Technologies, Inc.(a)............       3,500       217,875
Harmonic Lightwaves, Inc.(a)..............      23,000       264,500
Mobile Telecommunications
  Technologies Corp.(a)...................      11,300       241,538
Paging Network, Inc.(a)...................      17,800       433,875
Pairgain Technologies, Inc.(a)............       9,600       525,600
Spectrian Corporation(a)..................       3,600        80,100

                      (See Notes to Financial Statements)

IVY EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

              COMMON STOCKS                   SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
Stratacom, Inc.(a)........................       6,700   $   492,450
T-Netix, Inc.(a)..........................      33,500       335,000
Transaction Network Services, Inc.(a).....      20,900       522,500
U.S. Order, Inc.(a).......................       6,900       154,368
WinStar Communications, Inc.(a)...........      19,000       325,375
                                                         -----------
                                                           4,165,431
                                                         -----------
TOTAL COMMON STOCKS
  (COST -- $38,289,297)...................                49,069,211
                                                         -----------
                                                   PAR
CONVERTIBLE BOND -- 0.7%                         VALUE
------------------------------------------  ----------
Boston Chicken Inc., 0.00%, 06/01/15
  (COST -- $270,777)......................  $1,300,000       364,390
                                                         -----------
COMMERCIAL PAPER -- 7.4%
G.E.C.C., 6.038%, 01/03/96................   2,400,000     2,399,207
Prudential Funding Corp.,
  5.582%, 01/05/96........................   1,551,000     1,550,052
                                                         -----------
TOTAL COMMERCIAL PAPER
  (COST -- $3,949,259)....................                 3,949,259
                                                         -----------
TOTAL INVESTMENTS -- 99.9%
  (COST -- $42,509,333)(B)................                53,382,860
OTHER ASSETS, LESS LIABILITIES -- 0.1%....                    58,185
                                                         -----------
NET ASSETS -- 100%........................               $53,441,045
                                                         ===========
ADR -- American Depository Receipt
(a) Non-income producing security.
(b) Cost is approximately the same for Federal income
    tax purposes.
(c) Foreign security.
FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.....................   $14,003,990
    Gross unrealized depreciation.....................    (3,130,463)
                                                         -----------
        Net unrealized appreciation...................   $10,873,527
                                                         ===========
OTHER INFORMATION:
Purchases and sales of securities other than short-term obligations aggregated $41,984,387 and $29,648,244, respectively, for the year ended December 31, 1995.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $42,509,333)..............................................................  $53,382,860
Receivables:
  Investments sold..................................................................................................       49,400
  Fund shares sold..................................................................................................      273,018
  Dividends.........................................................................................................        2,425
Deferred organization expenses......................................................................................       28,479
Other assets........................................................................................................        5,010
                                                                                                                      -----------
  Total assets......................................................................................................   53,741,192
                                                                                                                      -----------
LIABILITIES
Payables:
  Investments purchased.............................................................................................       52,500
  Management fee....................................................................................................       36,421
  12b-1 service and distribution fees...............................................................................       19,459
  Administrative services fee.......................................................................................        4,285
  Fund accounting...................................................................................................        5,152
  Transfer agent....................................................................................................       14,986
Due to custodian....................................................................................................      161,295
Other accrued expenses and liabilities..............................................................................        6,049
                                                                                                                      -----------
  Total liabilities.................................................................................................      300,147
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $53,441,045
                                                                                                                      ===========
CLASS A:
Net asset value and redemption price per share
  ($39,456,365 / 1,635,831 shares outstanding)......................................................................  $     24.12
                                                                                                                      ===========
Maximum offering price per share ($24.12 x 100 / 94.25)*............................................................  $     25.59
                                                                                                                      ===========
CLASS B:
Net asset value and offering price per share ($13,984,680 / 579,718 shares outstanding)**...........................  $     24.12
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid-in...................................................................................................  $42,567,103
  Accumulated net realized gain on investments......................................................................          415
  Net unrealized appreciation on investments........................................................................   10,873,527
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $53,441,045
                                                                                                                      ===========

 *On sales of more than $50,000 the offering price is reduced.
**Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Dividends, net of taxes withheld.......................................................................             $    15,008
  Interest...............................................................................................                 195,343
                                                                                                                      -----------
                                                                                                                          210,351
                                                                                                                      -----------
EXPENSES
  Management fee.........................................................................................  $318,186
  Transfer agent.........................................................................................   130,012
  Administrative services fee............................................................................    37,434
  Custodian fees.........................................................................................    17,985
  Blue Sky fees..........................................................................................    31,848
  Auditing and accounting fees...........................................................................    11,470
  Shareholder reports....................................................................................     6,262
  Amortization of organization expenses..................................................................    14,163
  Fund accounting........................................................................................    45,324
  Trustees' fees.........................................................................................     3,312
  12b-1 service and distribution fees
    Class A..............................................................................................    70,182
    Class B..............................................................................................    93,593
  Legal..................................................................................................    10,960
  Other..................................................................................................    10,813
                                                                                                                      -----------
Total expenses...........................................................................................                 801,544
                                                                                                                      -----------
Net investment loss......................................................................................                (591,193)
                                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments.......................................................................               4,445,572
  Net unrealized appreciation during
    the period on investments............................................................................               8,767,787
                                                                                                                      -----------
    Net gain on investments..............................................................................              13,213,359
                                                                                                                      -----------
Net increase in net assets resulting from operations.....................................................             $12,622,166
                                                                                                                      ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                                                           1995          1994
                                                                                                        -----------   -----------
INCREASE IN NET ASSETS
Operations:
  Net investment loss.................................................................................  $  (591,193)  $  (365,502)
  Net realized gain (loss) on investments.............................................................    4,445,572       (38,954)
  Net unrealized gain during the period on investments................................................    8,767,787     1,100,881
                                                                                                        -----------   -----------
    Net increase resulting from operations............................................................   12,622,166       696,425
                                                                                                        -----------   -----------
CLASS A:
Distributions from
  Net realized gain...................................................................................   (2,804,408)           --
  Capital paid-in.....................................................................................           --      (125,961)
                                                                                                        -----------   -----------
    Total distributions to Class A shareholders.......................................................   (2,804,408)     (125,961)
                                                                                                        -----------   -----------
CLASS B:
Distributions from
  Net realized gain...................................................................................   (1,010,602)           --
                                                                                                        -----------   -----------
    Total distributions to Class B shareholders.......................................................   (1,010,602)           --
                                                                                                        -----------   -----------
Fund share transactions (Note 9):
  Net increase resulting from Fund share transactions
    Class A...........................................................................................   11,258,356     6,937,230
    Class B...........................................................................................    6,867,492     3,571,654
                                                                                                        -----------   -----------
      Net increase resulting from Fund share transactions.............................................   18,125,848    10,508,884
                                                                                                        -----------   -----------
Total increase in net assets..........................................................................   26,933,004    11,079,348
NET ASSETS
  Beginning of period.................................................................................   26,508,041    15,428,693
                                                                                                        -----------   -----------
  End of period.......................................................................................  $53,441,045   $26,508,041
                                                                                                        ===========   ===========
Accumulated undistributed net investment income.......................................................  $        --   $        --
                                                                                                        ===========   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                                                 FOR THE PERIOD
                                                                                        FOR THE                   MARCH 3, 1993
                                                                                      YEAR ENDED                (COMMENCEMENT) TO
                                                                                     DECEMBER 31,                 DECEMBER 31,
                                   CLASS A                                      -----------------------         -----------------
                           SELECTED PER SHARE DATA                               1995            1994                 1993
                                                                                -------         -------         -----------------
Net asset value, beginning of period..........................................  $ 18.38         $ 17.93              $ 10.00
                                                                                -------         -------             --------
  Income from investment operations
  Net investment loss.........................................................     (.24)           (.24)(a)             (.07)(a)
  Net gain on investments
    (both realized and unrealized)............................................     7.90             .82                 8.29
                                                                                -------         -------             --------
    Total from investment operations..........................................     7.66             .58                 8.22
                                                                                -------         -------             --------
  Less distributions from
  Net realized gain...........................................................     1.92              --                  .29
  Capital paid-in.............................................................       --             .13                   --
                                                                                -------         -------             --------
    Total distributions.......................................................     1.92             .13                  .29
                                                                                -------         -------             --------
Net asset value, end of period................................................  $ 24.12         $ 18.38              $ 17.93
                                                                                =======         =======         ====================
Total return(%)...............................................................    42.07(b)         3.29(b)             45.33(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)......................................  $39,456         $21,493              $14,212
Ratio of expenses to average daily net assets
  With expense reimbursement(%)...............................................       --            2.20                 1.93(d)
  Without expense reimbursement(%)............................................     1.95            2.22                 2.33(d)
Ratio of net investment loss to average daily net assets(%)...................    (1.39)          (1.72)(a)            (1.30)(a)(d)
Portfolio turnover rate(%)....................................................       86              67                   41(d)

                                                                                                                 FOR THE PERIOD
                                                                                        FOR THE                 OCTOBER 23, 1993
                                                                                      YEAR ENDED                (COMMENCEMENT) TO
                                                                                     DECEMBER 31,                 DECEMBER 31,
                                   CLASS B                                      -----------------------         -----------------
                           SELECTED PER SHARE DATA                               1995            1994                 1993
                                                                                -------         -------         -----------------
Net asset value, beginning of period..........................................  $ 18.38         $ 17.93              $ 18.21
                                                                                -------         -------             --------
  Income (loss) from investment operations
  Net investment loss.........................................................     (.35)           (.29)(a)             (.04)(a)
  Net gain on investments (both realized and unrealized)......................     7.85             .74                  .03
                                                                                -------         -------             --------
    Total from investment operations..........................................     7.50             .45                 (.01)
                                                                                -------         -------             --------
  Less distributions from
  Net realized gain...........................................................     1.76              --                  .27
                                                                                -------         -------             --------
    Total distributions.......................................................     1.76              --                  .27
                                                                                -------         -------             --------
Net asset value, end of period................................................  $ 24.12         $ 18.38              $ 17.93
                                                                                =======         =======         ====================
Total return(%)...............................................................    41.03(b)         2.51(b)              (.05)(e)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)......................................  $13,985         $ 5,015              $ 1,216
Ratio of expenses to average daily net assets
  With expense reimbursement(%)...............................................       --            2.95                 2.68(d)
  Without expense reimbursement(%)............................................     2.70            2.97                 3.08(d)
Ratio of net investment loss to average daily net assets(%)...................    (2.14)          (2.47)(a)            (2.05)(a)(d)
Portfolio turnover rate(%)....................................................       86              67                   41(d)
(a)   Net investment loss is net of expenses reimbursed by manager.
(b)   Total return does not reflect a sales charge.
(c)   Total return represents aggregate total return since April 30, 1993 (when the Fund became available for sale to the public)
      and does not reflect a sales charge.
(d)   Annualized.
(e)   Total return represents aggregate total return.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Emerging Growth Fund (the Fund) is a series of shares of beneficial interest of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A and Class B are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Board of Trustees (the Board).

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $975,294 as capital gain dividends for its taxable year ended December 31, 1995.

     d. Distributions to shareholders -- Distributions from net investment income and net realized capital gains, if any, are declared and paid in December by the Fund. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B shares over Class A shares. Distributions are paid at the earlier of redemption or the last business day of the year.

     e. Deferred organization expenses -- Expenses incurred by the Fund in connection with its organization and issuing Class B shares have been deferred and are being amortized on a straight-line basis over a five-year period.

     f. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of .85% of its average daily net assets.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $41,326.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average daily net assets. The voluntary expense limitation may be terminated or revised at any time. There were no required or voluntary expense reimbursements for the year ended December 31, 1995.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as Administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fee and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS
     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate of .25% of its average daily net assets. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value of Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares. As a result of this change, the net asset value per share of Class A and Class B are expected to differ.

9. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                    YEAR ENDED                 YEAR ENDED
                                DECEMBER 31, 1995          DECEMBER 31, 1994
                             ------------------------   ------------------------
          CLASS A             SHARES        AMOUNT       SHARES        AMOUNT
---------------------------  ---------   ------------   ---------   ------------
Sold.......................  1,087,467   $ 25,161,914   1,005,253   $ 17,838,688
Issued on reinvestment of
 distributions.............    110,103      2,622,547       5,630         97,341
Repurchased................   (730,995)   (16,526,105)   (634,487)   (10,998.799)
                             ---------   ------------   ---------   ------------
Net increase...............    466,575   $ 11,258,356     376,396   $  6,937,230
                             ==========  ============== ==========  ==============

                                    YEAR ENDED                 YEAR ENDED
                                DECEMBER 31, 1995          DECEMBER 31, 1994
                             ------------------------   ------------------------
          CLASS B             SHARES        AMOUNT       SHARES        AMOUNT
---------------------------  ---------   ------------   ---------   ------------
Sold.......................    566,894   $ 12,816,329     268,853   $  4,678,812
Issued on reinvestment of
 distributions.............     37,942        903,781          --             --
Repurchased................   (297,917)    (6,852,618)    (63,910)    (1,107,158)
                             ---------   ------------   ---------   ------------
Net increase...............    306,919   $  6,867,492     204,943   $  3,571,654
                             ==========  ============== ==========  ==============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Emerging Growth Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

IEGF-2-296

DECEMBER 31, 1995                                       [IVY FUNDS LOGO]

IVY
CHINA REGION
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc
Via Mizner Financial Plaza
700 South Federal Hwy
Boca Raton, FL 33432
1-800-456-5111

[PHOTO]

  Throughout the
    centuries
the castle keep has
   been a source
of long-range vision
  and strategic
    advantage

Dear Shareholder:

     The crisis in Mexico, which began in December 1994, carried over into 1995, throwing a wet towel on investors' perception of the prospects for most emerging markets. The China region was no exception. Ivy China Region Fund lost over 10% of its value in the first month of 1995, but recovered to provide a total return of 1.59%, on a net asset value basis, for the twelve months ended December 31, 1995. This compares to the China Shanghai B and China Shenzhen B, the two Chinese stock markets available for foreign investment, which were down 22.13% and 32.62% respectively for the same period. The Hang Seng Stock Index (Hong Kong) was up 22.98% in 1995. (For the Fund's total return with sales charge and performance commentary, please refer to the following pages.)
     After record returns in 1993, foreign investors are now significantly underweighted in Chinese stocks. Our research shows that if Asia-Pacific and emerging market funds were to increase their exposure to China to 5% and 10% respectively, this could result in over $10 billion flowing into Chinese equities. We believe a flow of funds of this magnitude would drive stocks significantly higher. But prospects for good performance in China should not depend on foreign money returning. With domestic savings rates approaching 40%, and the ability for local Chinese to buy the much cheaper foreign shares in the future, we believe there is strong local support for share prices.
     According to our research, the credit crunch in China, which developed as a result of the government's austerity program, has achieved the goal of lowering inflation, but it has hit the corporate sector particularly hard. Inflation reached a high of 25% in the third quarter of 1994 and is now nearing the government's target of 10%. This tight monetary policy has restricted funds available for businesses to buy inventory, finance capital spending programs, and repay working capital loans, particularly for the heavily indebted state sector. As a result, while China's economy grew about 10% in 1995, it was largely driven by consumer spending, not corporate profits.
     Now that inflation appears to be under control, monetary conditions should ease in 1996, fostering a rebound in fixed asset investment and corporate profitability. We expect China's economic growth to accelerate in the second half of the year and to remain strong throughout 1997. The timing of an economic rebound is politically important to ensure a smooth transition of Hong Kong back to China in mid-1997. We believe China's economy may grow at least 10%, in real terms, over the next 12 to 18 months, with corporate profits as the driving force behind this growth.
     Entry into the World Trade Organization (WTO) should provide China with additional export opportunities for its goods, but should also result in increased competition from foreign manufacturers. We believe the net impact should be positive, since China's real competitive advantage, a large pool of inexpensive labor, is free from import competition. We have selected investments in the Ivy China Region Fund which reflect our expectation that China will join the WTO within the next 12 to 18 months.
     We believe China may represent the greatest growth story on earth and would encourage investors with a long-term horizon to take advantage of opportunities that the market presents.

Sincerely,

/s/ Michael G. Landry                  /s/ Michael R. Peers
Michael G. Landry                      Michael R. Peers
President                              Chairman

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Michael R. Peers
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, President
Keith J. Carlson, Vice President
C. William Ferris,
Secretary/Treasurer
Michael R. Peers, Chairman

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Mackenzie Ivy Investor
Services Corp.P.O. Box 3022
Boca Raton, FL 33431-0922
1-800-777-6472

AUDITORS
Coopers & Lybrand L.L.P.
Fort Lauderdale, FL

MANAGER
Ivy Management,
Inc.Boca Raton, FL

DISTRIBUTOR
Mackenzie Ivy Funds
Distribution, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, FL 33432

IVY CHINA REGION FUND PERFORMANCE COMMENTARY
Ivy China Region Fund, which had a total return of 1.59% for the twelve months ended December 31, 1995, performed well as compared to the two Chinese stock markets available for foreign investment. The Shanghai B and Shenzhen B were down 22.13% and 32.62% respectively. With the Hang Seng Stock Index (Hong Kong) up 22.98% in 1995, the Fund's weighting in Hong Kong, 56%, helped move the Fund into positive ground.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (10/93) OF A $10,000
                                  INVESTMENT
                                   [CHART]

-------------------------------------------------------------------------------
                                         IVY CHINA REGION FUND
                                      FOR PERIOD ENDING 12/31/95
                       Class A*-with sales charge           Class B**
                        Average Annual
                         Total Return              Average Annual Total Return
                                                   -------------------------------
                    w/Reimb.    w/o Reimb.         w/Reimb.           w/o Reimb.
                         ---------------------------------------------------------
                                                 w/       w/o        w/       w/o
                                                CDSC      CDSC      CDSC      CDSC
                                                  --------------------------------
 1 Yr.              (4.26)%       (4.70)%     (4.17)%    0.83%    (4.64)%    0.36%
----------------------------------------------------------------------------------
 Since Inception    (8.10)%       (8.57)%     (7.58)%   (6.27)%   (8.01)%   (6.72)%
-----------------------------------------------------------------------------------

 *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy China Region Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The International Finance Corporation China Region Index and the International Finance Corporation China Region Index with Hong Kong are unmanaged indices and assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. The IFC with Hong Kong represents the market cap weighting of the IFC China index and includes the Hang Seng index. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

--------------------------------------------------------------------------------

IVY CHINA REGION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

          COMMON STOCKS -- 97.8%              SHARES        VALUE                        COMMON STOCKS                   SHARES
---------------------------------------------------------------------------------------------------------------------------------
AMERICAS -- 0.5%
------------------------------------------
UNITED STATES -- 0.5%
Amway Asia Pacific Ltd. ..................       2,500   $    89,063
                                                         -----------
ASIA / PACIFIC -- 97.3%
------------------------------------------
CHINA -- 11.3%
China Southern Glass Co. -- Class B.......     235,300        82,161
Huaneng Power International, Inc. ADR(a)..      15,000       215,625
Inner Mongolia Erdos Cashmere
  Products Co. -- Class B(a)..............     136,000        50,864
Maanshan Iron & Steel Co. ................   1,144,000       159,783
Qinling Motors Company Ltd. 'H'...........   1,100,000       320,078
Shanghai Dazhong Taxi Company -- Class
  B.......................................     200,000       152,800
Shanghai Diesel Engine Co. Ltd. -- Class
  B.......................................     440,000       162,800
Shanghai Erfrangji Company Limited --
  Class B(a)..............................     825,000       118,800
Shanghai Industrial Sewing Machine
  Co. Ltd. -- Class B.....................     600,000        97,200
Shanghai Narcissus Electric Appliances
  Industrial Company Ltd. -- Class B(a)...     425,000        72,250
Shanghai Post & Telecom Eq. -- Class
  B(a)....................................     193,000        76,814
Shanghai Shangling Electric Appliances
  Co. Ltd. -- Class B.....................     130,000        79,560
Shanghai Haixing Shipping Co. 'H'.........   2,625,000       176,528
Shenzhen China Bicycles -- Class B........     865,800       142,201
Shenzhen Konka Electronics
  Group Limited -- Class B................     200,000       102,165
Yaohua Pilkington Glass Class B...........     160,000       140,800
Zhenhai Refining and Chemical
  Company Limited 'H'.....................     450,000        84,384
                                                         -----------
                                                           2,234,813
                                                         -----------

HONG KONG -- 56.2%
C.P. Pokphand.............................     792,000       317,517
Cheung Kong (Holdings) Ltd. ..............     109,000       663,938
China Light & Power Co. Ltd. .............      65,600       302,019
China Travel International Investment Hong
  Kong Ltd. ..............................     212,000        33,997
Citic Pacific Ltd. .......................     161,000       550,721
Consoldiated Electric Power Asia Ltd. ....         375           681
Esprit Asia Holdings Ltd. ................     696,000       238,526
Fortei Holdings...........................     398,000        14,927
Fountain Set Holdings.....................   1,060,000       202,884
Giordano Holdings Ltd. ...................     476,000       406,285
Gold Peak Industries......................     923,000       456,576
Guangdong Investments.....................     799,000       480,485
Hang Seng Bank............................      27,900       249,864
Hong Kong Land Holdings Ltd. .............      52,000        96,200
Hong Kong Telecommunications Limited......     199,600       356,221
Hopewell Holdings.........................     683,945       393,606
HSBC Holdings.............................      36,867       557,832
Jardine International Motor Holdings Co...     136,000       154,775
Jardine Strategic Holdings Ltd. ..........     100,250       306,765
Jardine Strategic Holdings Warrants(a)....      13,250         4,240
Johnson Electric Holdings Ltd. ...........     242,000       431,891
Kumagai Gumi (Hong Kong) Ltd. ............     300,000       217,265
Li & Fung.................................     615,800       549,501
M.C. Packaging (Hong Kong) Ltd. ..........     648,000       230,456
Manhattan Card Company Ltd. ..............     868,000       370,436
National Mutual Asia Ltd. ................     440,000       398,319
New World Development Company Ltd. .......      80,000       348,658
New World Infrastructure Ltd.(a)..........         133           255
Oriental Press Group......................     540,000       164,113
Peregrine Investment Holdings Ltd. .......     262,000       338,830
Shangri-La Asia Ltd. .....................     130,000       158,875
Shun Tak Holdings Ltd. ...................     218,000       153,650
Siu-Fung Ceramics Holdings, Ltd. .........   1,110,327       155,080
Sun Hung Kai Properties Ltd. .............      42,800       350,094
Swire Pacific Ltd. Class A................      59,500       461,688
Techtronic Industries Co..................   2,888,000       295,055
Tsingtao Brewery Co. Ltd. Series H........     600,000       138,894
Wharf (Holdings) Ltd. ....................      50,000       166,505
Wo Kee Hong Holdings Ltd. ................     562,000        87,943
Yue Yuen Industrial Holdings..............   1,146,000       303,822
                                                         -----------
                                                          11,109,389
                                                         -----------
INDONESIA -- 3.7%
Bank Niaga................................      60,000       114,804
Hanjaya Mandala Sampoerna.................      22,500   $   234,201
PT Astra International....................      28,000        58,168
PT Chareon Pokphand Indonesia.............      48,000        97,616
Semen Gresik..............................      84,000       235,119
                                                         -----------
                                                             739,908
                                                         -----------
KOREA -- 11.3%
Daewoo Corporation(a).....................         400         4,641
Fidelity Advisor Korea Fund(a)............      60,000       637,500
Hyundai Motor Co, Ltd. ...................       2,500       124,428
Korea Electric Power Corporation..........       6,300       277,647
Korea Fund Inc............................      15,100       332,200
L.G. Electronics(with 422 rights).........       8,000       278,440
Pohang Iron & Steel Co. Ltd. .............       2,000       143,783
Samsung Electronics Co. -- New Common.....          13         2,346
Samsung Electronics Co. --
  Non Voting GDS..........................         506        27,450
Samsung Electronics Co. -- GDS............       1,050       194,665
Samsung Electronics Co. --
  GDS 144A REGD...........................          29         2,639
Samsung Electronics Co. -- Rights(a)......         184        10,902
Samsung Heavy Industries..................         509        13,057
Shinhan Bank(a)...........................       8,000       178,697
                                                         -----------
                                                           2,228,395
                                                         -----------
MALAYSIA -- 4.0%
Berjaya Sports Toto Berhad................      84,000       195,141
Edaran Otomobil Nasional Berhad...........      21,000       157,932
Leader Universal Holdings -- Class A......      61,666       140,829
London & Pacific Insurance Company........      29,000       125,606
Malayan Banking Berhad....................      20,000       168,524
                                                         -----------
                                                             788,032
                                                         -----------
SINGAPORE -- 5.2%
Clipsal Industries Limited................      70,000       158,200
DBS Land Limited..........................      45,000       152,067
Fraser & Neave Ltd. ......................      23,500       299,045
Jurong Shipyard Limited...................      33,000       254,295
Singapore International Airlines..........      18,000       167,975
                                                         -----------
                                                           1,031,582
                                                         -----------
TAIWAN -- 2.5%
ROC Taiwan Fund(a)........................       3,600        37,800
Taiwan Fund Inc...........................      22,500       461,250
                                                         -----------
                                                             499,050
                                                         -----------
THAILAND -- 2.6%
Bank of Ayudhya -- Foreign Registered.....      55,000       307,860
Krung Thai Bank Public Company Limited....      50,000       204,446
                                                         -----------
                                                             512,306
                                                         -----------
VIETNAM -- 0.5%
The Vietnam Fund Limited(a)...............       7,800        94,575
                                                         -----------
                                                              94,575
                                                         -----------
TOTAL INVESTMENTS -- 97.8%
  (COST -- $23,084,415)(B)................                19,327,113
OTHER ASSETS, LESS LIABILITIES -- 2.2%....                   433,055
                                                         -----------
NET ASSETS -- 100%........................               $19,760,168
                                                         ===========
(a) Non-income producing security.
(b) Cost is approximately the same for Federal income tax purposes.
ADR = American Depository Receipt
GDS = Global Depository Share
REGD = Registered
FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.....................   $ 1,940,653
    Gross unrealized depreciation.....................    (5,697,955)
                                                         -----------
        Net unrealized depreciation...................   $(3,757,302)
                                                         ===========
OTHER INFORMATION:
Purchases and sales of securities other than short-term obligations aggregated $5,280,655 and $4,928,769, respectively, for the year ended December 31, 1995.

                     (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $23,084,415).........  $19,327,113
Cash...........................................................      373,026
Receivables:
 Fund shares sold..............................................       61,144
 Dividends and interest........................................       16,007
 Manager for expense reimbursement.............................       14,747
Deferred organization expenses.................................       30,683
Other assets...................................................        4,788
                                                                 -----------
 Total assets..................................................   19,827,508
                                                                 -----------
LIABILITIES
Payables:
 Fund shares repurchased.......................................       13,364
 Management fee................................................       16,964
 12b-1 service and distribution fees...........................        8,755
 Administrative services fee...................................        1,696
 Fund accounting...............................................        2,663
 Transfer agent................................................       11,039
Other accrued expenses and liabilities.........................       12,859
                                                                 -----------
 Total liabilities.............................................       67,340
                                                                 -----------
NET ASSETS.....................................................  $19,760,168
                                                                 =============
CLASS A:
Net asset value and redemption price per share
 ($12,854,796 / 1,497,659 shares outstanding)..................  $      8.58
                                                                 =============
Maximum offering price per share ($8.58 x 100 / 94.25)*........  $      9.10
                                                                 =============
CLASS B:
Net asset value and offering price per share
 ($6,905,372 / 804,454 shares outstanding)**...................  $      8.58
                                                                 =============
NET ASSETS CONSIST OF:
 Capital paid-in...............................................  $24,083,795
 Accumulated net realized loss on investments and foreign
   currency transactions.......................................     (567,707)
 Accumulated undistributed net investment income...............        1,382
 Net unrealized depreciation on investments....................   (3,757,302)
                                                                 -----------
NET ASSETS.....................................................  $19,760,168
                                                                 =============

 * On sales of more than $50,000 the
   offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995


  INVESTMENT INCOME
   Dividends, net of withholding tax ($17,023)...........             $ 738,383
   Interest..............................................                25,323
                                                                      ---------
                                                                        763,706
                                                                      ---------
  EXPENSES
   Management fee........................................  $200,605
   Transfer agent........................................   113,844
   Administrative services fee...........................    20,061
   Custodian fees........................................    49,795
   Blue Sky fees.........................................    25,748
   Auditing and accounting fees..........................    11,604
   Shareholder reports...................................     6,531
   Amortization of organization expenses.................    10,213
   Fund accounting.......................................    32,653
   Trustees' fees........................................     3,255
   12b-1 service and distribution fees
     Class A.............................................    32,647
     Class B.............................................    70,020
   Legal.................................................    12,296
   Other.................................................    10,632
                                                                      ---------
                                                                        599,904
  Expenses reimbursed by manager.........................              (106,085)
                                                                      ---------
   Net expenses..........................................               493,819
                                                                      ---------
  Net investment income..................................               269,887
                                                                      ---------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   TRANSACTIONS
   Net realized loss on investments and foreign currency
     transactions........................................              (304,802)
   Net unrealized appreciation during the period on
     investments.........................................               370,010
                                                                      ---------
     Net gain on investment transactions.................                65,208
                                                                      ---------
  Net increase in net assets resulting from operations...             $ 335,095
                                                                      =========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                 1995          1994
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income......................................  $   269,887   $    56,574
 Net realized loss on investments and foreign currency
   transactions.............................................     (304,802)     (265,931)
 Net unrealized gain (loss) during the period on
   investments..............................................      370,010    (5,134,064)
                                                              -----------   -----------
   Net increase (decrease) resulting from operations........      335,095    (5,343,421)
                                                              -----------   -----------
CLASS A:
Distributions from
 Net investment income......................................     (209,871)      (56,574)
 In excess of net investment income.........................           --       (38,035)
 In excess of net realized gain.............................      (20,020)           --
                                                              -----------   -----------
   Total distributions to Class A shareholders..............     (229,891)      (94,609)
                                                              -----------   -----------
CLASS B:
Distributions from
 Net investment income......................................      (60,016)           --
 In excess of net realized gain.............................      (12,354)           --
                                                              -----------   -----------
   Total distributions to Class B shareholders..............      (72,370)           --
                                                              -----------   -----------
Fund share transactions (Note 10):
 Net increase (decrease) resulting from Fund share
   transactions
   Class A..................................................     (329,623)    8,369,884
   Class B..................................................     (459,143)    5,648,162
                                                              -----------   -----------
     Net increase (decrease) resulting from Fund share
      transactions..........................................     (788,766)   14,018,046
                                                              -----------   -----------
Total increase (decrease) in net assets.....................     (755,932)    8,580,016
NET ASSETS
 Beginning of period........................................   20,516,100    11,936,084
                                                              -----------   -----------
 End of period..............................................  $19,760,168   $20,516,100
                                                              ===========   ===========
Accumulated undistributed net investment income (loss)......  $     1,382   $  (39,826)
                                                              ===========   ===========

FINANCIAL HIGHLIGHTS

                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 23, 1993
                                                                                  FOR THE YEAR ENDED            (COMMENCEMENT) TO
                                                                                     DECEMBER 31,                 DECEMBER 31,
                                   CLASS A                                      -----------------------         -----------------
                           SELECTED PER SHARE VALUE                              1995            1994                 1993
                                                                                -------         -------         -----------------
Net asset value, beginning of period..........................................  $  8.61         $ 11.55              $ 10.00
                                                                                -------         -------               ------
Income (loss) from investment operations
Net investment income (loss)(a)...............................................      .14             .05                 (.01)
Net gain (loss) on investment transactions (both realized and unrealized).....     (.01)          (2.91)                1.57
                                                                                -------         -------               ------
  Total from investment operations............................................      .13           (2.86)                1.56
                                                                                -------         -------               ------
Less distributions from
Net investment income.........................................................      .14             .05                   --
In excess of net investment income............................................       --             .03                   --
In excess of net realized gain................................................      .02              --                   --
Capital paid-in...............................................................       --              --                  .01
                                                                                -------         -------               ------
  Total distributions.........................................................      .16             .08                  .01
                                                                                -------         -------               ------
Net asset value, end of period................................................  $  8.58         $  8.61              $ 11.55
                                                                                =======         =======         ============
Total return(%)...............................................................     1.59(b)       (24.88)(b)            15.65(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)......................................  $12,855         $13,180              $ 8,371
Ratio of expenses to average daily net assets
  With expense reimbursement(%)...............................................     2.20            2.20                 1.98(d)
  Without expense reimbursement(%)............................................     2.73            2.76                 2.45(d)
Ratio of net investment income (loss) to average daily net assets(%)(a).......     1.61             .55                 (.91)(d)
Portfolio turnover rate(%)....................................................       25               4                    0

                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 23, 1993
                                                                                   FOR THE YEAR ENDED           (COMMENCEMENT) TO
                                                                                      DECEMBER 31,                DECEMBER 31,
                                    CLASS B                                      ----------------------         -----------------
                           SELECTED PER SHARE VALUE                               1995           1994                 1993
                                                                                 ------         -------         -----------------
Net asset value, beginning of period...........................................  $ 8.61         $ 11.55              $ 10.00
                                                                                 ------         -------               ------
Income (loss) from investment operations
Net investment income (loss)(a)................................................     .08            (.02)                (.02)
Net gain (loss) on investment transactions (both realized and unrealized)......    (.02)          (2.92)                1.57
                                                                                 ------         -------               ------
  Total from investment operations.............................................     .06           (2.94)                1.55
                                                                                 ------         -------               ------
Less distributions from
Net investment income..........................................................     .08              --                   --
In excess of net realized gain.................................................     .01              --                   --
                                                                                 ------         -------               ------
  Total distributions..........................................................     .09              --                   --
                                                                                 ------         -------               ------
Net asset value, end of period.................................................  $ 8.58         $  8.61              $ 11.55
                                                                                 ======         =======         ============
Total return(%)................................................................     .83(b)       (25.45)(b)            15.50(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).......................................  $6,905         $ 7,336              $ 3,565
Ratio of expenses to average daily net assets
  With expense reimbursement(%)................................................    2.95            2.95                 2.74(d)
  Without expense reimbursement(%).............................................    3.48            3.51                 3.20(d)
Ratio of net investment income (loss) to average daily net assets(%)(a)........     .86            (.20)               (1.66)(d)
Portfolio turnover rate(%).....................................................      25               4                    0
(a)   Net investment income (loss) is net of expenses reimbursed by manager.
(b)   Total return does not reflect a sales charge.
(c)   Total return represents aggregate total return and does not reflect a sales charge.
(d)   Annualized.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy China Region Fund (the Fund) is a series of shares of beneficial interest of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A and Class B are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are valued at market. Short-term obligations are valued at amortized cost, which approximates market value. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Board of Trustees (the Board).

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $467,000 as of December 31, 1995, which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $264,000 in 2002 and $203,000 in 2003.

     d. Distributions to shareholders -- Distributions from net investment income and net realized capital gains, if any, are declared and paid in December by the Fund. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B shares over Class A shares. Distributions are paid at the earlier of redemption or the last business day of the year.

     e. Foreign currency translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes differ from the characterization of such distributions determined on a Federal income tax basis.

     f. Deferred organization expenses -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     g. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of 1.00% of its average daily net assets.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $9,919.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average daily net assets. The voluntary expense limitation may be terminated or revised at any time. Expenses reimbursed by manager reflected in the Statement of Operations consists of a voluntary reimbursement.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as Administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE
     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate of .25% of its average daily net assets. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value of Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. CONCENTRATION OF CREDIT RISK

     The Fund primarily invests in equity securities of companies in the China region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the China region than is an equity fund that is not concentrated in such securities to the same extent.

9. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares. As a result of this change, the net asset value per share of Class A and Class B are expected to differ.

10. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                    YEAR ENDED                 YEAR ENDED
                                 DECEMBER 31, 1995          DECEMBER 31, 1994
                             -------------------------   -----------------------
          CLASS A              SHARES        AMOUNT       SHARES       AMOUNT
---------------------------  ----------   ------------   ---------   -----------
Sold.......................   1,416,644   $ 11,904,966   1,432,743   $15,882,457
Issued on reinvestment of
 distributions.............      23,477        201,191       8,804        75,814
Repurchased................  (1,473,931)   (12,435,780)   (634,884)   (7,588,387)
                             ----------   ------------   ---------   -----------
Net increase (decrease)....     (33,810)  $   (329,623)    806,663   $ 8,369,884
                             ============ ============== ==========  =============

                                    YEAR ENDED                 YEAR ENDED
                                 DECEMBER 31, 1995          DECEMBER 31, 1994
                             -------------------------   -----------------------
          CLASS B              SHARES        AMOUNT       SHARES       AMOUNT
---------------------------  ----------   ------------   ---------   -----------
Sold.......................     575,358   $  5,085,871     886,672   $ 8,984,327
Issued on reinvestment of
 distributions.............       7,766         66,561          --            --
Repurchased................    (631,083)    (5,611,575)   (342,939)   (3,336,165)
                             ----------   ------------   ---------   -----------
Net increase (decrease)....     (47,959)  $   (459,143)    543,733   $ 5,648,162
                             ============ ============== ==========  =============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy China Region Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

ICRF-2-296

DECEMBER 31, 1995                                               [IVY FUNDS LOGO]
IVY LATIN AMERICA STRATEGY FUND


ANNUAL REPORT


This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111



Dear Shareholder:

     The rebound in Latin American markets, which began in the first quarter of 1995, continued throughout the year. As a result, Ivy Latin America Strategy Fund finished the year with above average performance in its peer group. For the twelve months ended December 31, 1995, the Fund's total return, on a net asset basis, was down 17.28%. This compares to the average of all Latin American funds, as tracked by Lipper Analytical Services, Inc., which was down 20.6%, and the Morgan Stanley Capital International Emerging Markets "Free" Latin American Index, which was down 15.09%, for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to the following pages.)
     After the devaluation of the Mexican peso in December 1994, the "tequila effect" took hold and early in 1995 other Latin American markets suffered as well. Investors feared that what took place in Mexico could happen elsewhere in the region. We believe that now, Latin markets such as Argentina and Brazil, represent even greater value than a year ago.
     In Argentina the banking system is consolidating, deposits are returning, interest rates are coming down and there has been a focus on privatizing government-run businesses.
     In Brazil, economic reforms have been passed and a firm privatization schedule is now in place. Remarkably, inflation continues to come down and consensus estimates call for a 15% inflation rate in 1996, a far cry from the 2,500% experienced in 1993. We believe that as uncertainties about the privatization schedule and inflation subside, the stock market should react favorably.
     We remain cautious about Mexico as the full effects of high inflation and interest rates continue to strangle the economy. Low levels of international reserves and low internal savings rates still exist. And although its stock market is reaching new highs, we believe this reflects an overly optimistic view on the part of investors. Disappointing corporate profits in 1996 should be reflected in lower stock prices. And our research suggests that another currency devaluation over the next 12 months would not be unexpected.
     Ivy Latin America Strategy Fund is well positioned to benefit from a continuing recovery in Latin American markets, evidence of which is already reflected in higher stock prices. The Fund remains overweighted in Brazil (38%) and Argentina (27%) and underweighted in Mexico (11%). Our research indicates that valuations in both markets are still compelling as stocks continue to trade at single digit price/earnings ratios. As uncertainties and investor concerns continue to dissipate, we believe that Ivy Latin America Strategy Fund should perform well.
     We believe the Mexican crisis was only a temporary setback that should not lead investors to the conclusion that reform in Latin America has failed. We believe most of the region remains on a well conceived reform path that reduces many of the risks historically associated with Latin America, and over the long term should deliver returns above those offered by the more mature economies.

Sincerely,

/s/ Michael G. Landry                          /s/ Michael R. Peers
--------------------------                     ----------------------------
Michael G. Landry                              Michael R. Peers
President                                      Chairman



  BOARD OF TRUSTEES                  LEGAL COUNSEL                     TRANSFER AGENT                       MANAGER
John S. Anderegg, Jr.             Dechert Price & Rhoads            Mackenzie Ivy Investor            Ivy Management, Inc.
   Paul H. Broyhill                    Boston, MA                        Services Corp.                  Boca Raton, FL
  Stanley Channick                                                       P.O. Box 3022
Frank W. DeFriece, Jr.                  OFFICERS                  Boca Raton, FL 33431-0922               DISTRIBUTOR
   Roy J. Glauber            Michael G. Landry, President               1-800-777-6472                 Mackenzie Ivy Funds
  Michael G. Landry        Keith J. Carlson, Vice President                                             Distribution, Inc.
  Michael R. Peers                 C. William Ferris,                      AUDITORS                 Via Mizner Financial Plaza
 Joseph G. Rosenthal              Secretary/Treasurer               Coopers & Lybrand L.L.P.        700 South Federal Highway
 Richard Silverman             Michael R. Peers, Chairman              Fort Lauderdale, FL             Boca Raton, FL 33432
  J. Brendan Swan
                                       CUSTODIAN
                              Brown Brothers Harriman & Co.
                                       Boston, MA

IVY LATIN AMERICA STRATEGY FUND
PERFORMANCE COMMENTARY
Latin American markets began 1995 on the same negative note they ended 1994. The devaluation of the Mexican peso had a stranglehold on these markets and it wasn't until later in the year that investor sentiment became more positive. Ivy Latin America Strategy Fund hit bottom on March 9, 1995 when its net asset value was $4.95; its year-end net asset value was $6.88 an increase of 39% from the bottom. For the twelve months ended December 31, 1995 the total return of Ivy Latin America Strategy Fund was down 17.28%. This compares to the average of all Latin American funds as tracked by Lipper Analytical Services, Inc. which was down 20.6%, and the Morgan Stanley Capital International (MSCI) Emerging Markets "Free" Latin American Index, which was down 15.09%. The Fund remains underweighted in Mexico (11%), which experienced a rally in late 1995, driving its stock market to historically high levels. The MSCI Emerging Markets "Free" Latin American Index had a 27% weighting in Mexico in 1995. (Please refer to letter for comments on Mexico.)

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (11/94) OF A $10,000
                                   INVESTMENT

                                    [CHART]

-----------------------------------------------------------------------------------
                                   IVY LATIN AMERICA STRATEGY FUND
                                     FOR PERIOD ENDING 12/31/95
                     Class A*-with sales charge           Class B**
                     Average Annual
                      Total Return               Average Annual Total Return
                   ----------------------------------------------------------------
                   w/Reimb.   w/o Reimb.        w/Reimb.             w/o Reimb.
                   ----------------------------------------------------------------
                                             w/         w/o        w/         w/o
                                            CDSC       CDSC       CDSC       CDSC
                                          -----------------------------------------
 1 Yr.             (22.04)%   (28.49)%    (22.90)%   (17.90)%   (29.29)%   (24.67)%
-----------------------------------------------------------------------------------
 Since Inception   (30.65)%   (36.91)%    (30.06)%   (27.47)%   (36.10)%   (33.79)%
-----------------------------------------------------------------------------------

 *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Latin America Strategy Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Morgan Stanley Latin America "Free" index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index. Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

--------------------------------------------------------------------------------

IVY LATIN AMERICA STRATEGY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

        EQUITY SECURITIES -- 84.0%             SHARES       VALUE
--------------------------------------------------------------------
ARGENTINA -- 27.4%
Acindar Ind Argentina S.A.(a)..............      54,000   $   38,334
Astra Cia Argentina De Petroleo
  (C.A.P.S.A.).............................      11,800       21,827
Banco Del Sud S.A.(a)......................       7,100       52,887
Banco Frances Del Rio de la Plata, S.A.....       5,520       48,845
Banco Galicia Y Buenos Aires -- B ADR......       7,198       37,424
Buenos Aires Embotelladora
  (BAESA) ADR..............................       3,400       70,125
Central Costanera S.A. 'B'.................      15,500       47,733
Cia Interamericana de Automoviles
  (Ciadea Renault).........................       7,467       38,823
Cia Naviera Perez Companc -- B.............      10,360       54,900
Dragados Y Construcciones Argentina -- B...      10,400       34,315
Inversiones Y Representacion (IRSA)........      18,107       45,623
Juan Minnetti S.A..........................       8,800       29,035
Quilmes Industrial.........................       1,500       23,400
Sociedad Comercial Del Plata S.A.(a).......      11,800       31,265
Telecom Argentina..........................       1,200       57,150
Telefonica de Argentina S.A. ADR...........       1,500       40,875
Transportadora De Gas del Sur -- B.........      27,400       66,023
                                                          ----------
                                                             738,584
                                                          ----------
BRAZIL -- 37.5%
Banco Bradesco S.A. (with
  170,688 rights)(a).......................   7,300,000       63,841
Banco Nacional S.A.(c).....................   1,600,000       30,619
Brasmotor S.A..............................     280,000       55,600
Casa Anglo.................................     650,000       27,419
Cia Cervejaria Brahma Rights...............      91,551       37,678
Companhia Energetica de
  Minas Gerais (CEMIG).....................     865,000       19,134
Companhia Energetica de Sao Paulo (CESP)...     600,000       17,464
Ericsson Telecommunicacoes.................  16,800,000       76,053
Iochpe Maxion S.A. -- ADR(a)...............       3,000        8,438
Iparanga Brasileira de Petroleo............   4,700,000       39,169
Itabanco...................................     200,000       55,764
Marco Polo S.A. -- B(a)....................     610,000       90,375
OSA S.A....................................   2,000,000       15,433
Petroleo Brasileiro S.A. (Petrobras).......     440,000       37,569
Refripar S.A...............................  37,100,000       74,051
Tam Transport Aeros Reg....................   3,000,000       84,881
Telecomunicacoes Brasileiras
  S.A. (Telebras) ADR......................       3,500      165,812
Uniao de Bancos Brasileiros
  (with 957,847 rights)....................   1,900,000       74,284
Usinas Siderurgicas de Minas
  Gerais (Usiminas)........................  49,600,000       40,315
                                                          ----------
                                                           1,013,899
                                                          ----------
CHILE -- 6.7%
Banco O'Higgins ADR........................         900   $   20,700
Banco Osorno Y La Union ADR................       1,300       18,038
Chilgener S.A. ADR.........................       1,300       32,988
Laboratorio Chile S.A. -- ADR..............       3,400       42,924
Madeco S.A. ADR............................         800       21,300
Santa Isabel S.A. ADR(a)...................       1,000       24,000
Vina Concha Y Toro S.A. ADR................       1,200       21,600
                                                          ----------
                                                             181,550
                                                          ----------
MEXICO -- 10.6%
Banacci Series 'C' Ordinary................       4,000        6,688
Banacci Series 'L'.........................         200          293
Cementos de Mexico S.A. 'B'................       2,000        7,090
Corporacion GEO, S.A. 'B'(a)...............      16,912       48,993
Groupo Elektra, S.A. de C.V. ..............       1,000        4,277
Groupo Mexicano Series 'L' ADR(a)..........       5,000       13,125
Groupo Posadas S.A. -- Series A(a).........     105,000       40,830
Panamerican Beverages Inc..................       2,500       80,000
Telefonos de Mexico S.A. Class L -- ADR....       2,300       73,313
Vitro Sociedad Anonima ADR.................       2,400       11,400
                                                          ----------
                                                             286,009
                                                          ----------
PERU -- 1.8%
Banco Wiese ADR............................       3,000       18,750
Tele 2000 S.A. ADR(a)......................       6,000       28,500
                                                          ----------
                                                              47,250
                                                          ----------
TOTAL EQUITY SECURITIES -- 84.0%
  (COST -- $2,438,050)(B)..................                2,267,292
OTHER ASSETS, LESS LIABILITIES -- 16.0%....                  431,351
                                                          ----------
NET ASSETS -- 100%.........................               $2,698,643
                                                          ==========
ADR -- American Depository Receipt
(a) Non-income producing security.
(b) Cost is approximately the same for Federal income tax purposes.
(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees. The cost of these securities at December
    31, 1995 aggregated $39,649. See Note 1 of the Notes to the
    Financial Statements.

FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation......................   $  242,048
    Gross unrealized depreciation......................     (412,806)
                                                          ----------
        Net unrealized depreciation....................   $ (170,758)
                                                          ==========
OTHER INFORMATION:
Purchases and sales of securities other than short-term obligations aggregated $2,331,940 and $579,814, respectively, for the period ended December 31, 1995.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $2,438,050)................................................................  $2,267,292
Cash.................................................................................................................     284,505
Receivables:
  Fund shares sold...................................................................................................      98,768
  Dividends..........................................................................................................       3,464
  Manager for expense reimbursement..................................................................................       9,751
Deferred organization expenses.......................................................................................      47,677
Other assets.........................................................................................................       2,572
                                                                                                                       ----------
  Total assets.......................................................................................................   2,714,029
                                                                                                                       ----------
LIABILITIES
Payables:
  Management fee.....................................................................................................       2,032
  12b-1 service and distribution fees................................................................................         944
  Administrative services fee........................................................................................         203
  Fund accounting....................................................................................................       1,210
  Transfer agent.....................................................................................................       1,227
Other accrued expenses and liabilities...............................................................................       9,770
                                                                                                                       ----------
  Total liabilities..................................................................................................      15,386
                                                                                                                       ----------
NET ASSETS...........................................................................................................  $2,698,643
                                                                                                                       ==========
CLASS A:
Net asset value and redemption price per share ($2,014,616 / 292,626 shares outstanding).............................  $     6.88
                                                                                                                       ==========
Maximum offering price per share ($6.88 x 100 / 94.25)*..............................................................  $     7.30
                                                                                                                       ==========
CLASS B:
Net asset value and offering price per share ($684,027 / 99,356 shares outstanding)**................................  $     6.88
                                                                                                                       ==========
NET ASSETS CONSIST OF:
  Capital paid-in....................................................................................................  $2,910,979
  Accumulated net realized loss on investments and foreign currency transactions.....................................     (41,578)
  Net unrealized depreciation on investments.........................................................................    (170,758)
                                                                                                                       ----------
NET ASSETS...........................................................................................................  $2,698,643
                                                                                                                       ==========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Dividends, net of withholding tax ($1,183)................................................................            $  34,819
                                                                                                                        ---------
EXPENSES
  Management fee............................................................................................  $14,343
  Transfer agent............................................................................................    7,376
  Administrative services fee...............................................................................    1,434
  Custodian fees............................................................................................   33,356
  Blue Sky fee..............................................................................................   12,402
  Auditing and accounting fees..............................................................................   12,088
  Shareholder reports.......................................................................................    4,570
  Amortization of organization expenses.....................................................................    6,602
  Fund accounting...........................................................................................   15,094
  Trustees' fees............................................................................................    3,131
  12b-1 service and distribution fees
    Class A.................................................................................................    2,637
    Class B.................................................................................................    3,855
  Legal.....................................................................................................   17,884
  Other.....................................................................................................      922
                                                                                                                        ---------
                                                                                                                          135,694
  Expenses reimbursed by manager............................................................................              (95,380)
  Fees paid indirectly......................................................................................               (5,848)
                                                                                                                        ---------
  Net expenses..............................................................................................               34,466
                                                                                                                        ---------
Net investment income.......................................................................................                  353
                                                                                                                        ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency transactions........................................              (42,053)
  Net unrealized depreciation during the period on investments..............................................              (56,614)
                                                                                                                        ---------
    Net loss on investment transactions.....................................................................              (98,667)
                                                                                                                        ---------
Net decrease in net assets resulting from operations........................................................            $ (98,314)
                                                                                                                        =========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 FOR THE PERIOD
                                                                                                 FOR THE        NOVEMBER 1, 1994
                                                                                                YEAR ENDED      (COMMENCEMENT) TO
                                                                                               DECEMBER 31,       DECEMBER 31,
                                                                                               ------------     -----------------
                                                                                                   1995               1994
                                                                                               ------------     -----------------
INCREASE IN NET ASSETS
Operations:
 Net investment income.......................................................................   $      353          $      92
 Net realized loss on investments and foreign currency transactions..........................      (42,053)            (4,224)
 Net unrealized loss during the period on investments........................................      (56,614)          (114,144)
                                                                                               ------------     -----------------
   Net decrease resulting from operations....................................................      (98,314)          (118,276)
                                                                                               ------------     -----------------
CLASS A:
Distributions from
 Net investment income.......................................................................           --                (92)
 Net realized gain...........................................................................           --                (26)
 Capital paid-in.............................................................................       (7,792)              (444)
                                                                                               ------------     -----------------
   Total distributions to Class A shareholders...............................................       (7,792)              (562)
                                                                                               ------------     -----------------
Fund share transactions (Note 10):
 Net increase resulting from Fund share transactions
   Class A...................................................................................    1,545,520            668,626
   Class B...................................................................................      565,794            143,647
                                                                                               ------------     -----------------
     Net increase resulting from Fund share transactions.....................................    2,111,314            812,273
                                                                                               ------------     -----------------
Total increase in net assets.................................................................    2,005,208            693,435

NET ASSETS
 Beginning of period.........................................................................      693,435                 --
                                                                                               ------------     -----------------
 End of period...............................................................................   $2,698,643          $ 693,435
                                                                                               ================ ====================
Accumulated undistributed net investment income..............................................   $       --          $      --
                                                                                               ================ ====================

FINANCIAL HIGHLIGHTS

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE          NOVEMBER 1, 1994
                                                                                              YEAR ENDED        (COMMENCEMENT) TO
                                                                                             DECEMBER 31,         DECEMBER 31,
CLASS A                                                                                      ------------       -----------------
SELECTED PER SHARE DATA                                                                          1995                 1994
                                                                                             ------------       -----------------
Net asset value, beginning of period.......................................................    $   8.37              $ 10.00
                                                                                             ------------            -------
Loss from investment operations
Net investment income(a)...................................................................         .01                   --
Net loss on investment transactions (both realized and unrealized).........................       (1.45)               (1.63)
                                                                                             ------------            -------
 Total from investment operations..........................................................       (1.44)               (1.63)
                                                                                             ------------            -------
Less distributions from
Capital paid-in............................................................................         .05                   --
                                                                                             ------------            -------
 Total distributions.......................................................................         .05                   --
                                                                                             ------------            -------
Net asset value, end of period.............................................................    $   6.88              $  8.37
                                                                                             ================   ====================
Total return(%)............................................................................      (17.28)(c)           (16.10)(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...................................................    $  2,015              $   571
Ratio of expenses to average daily net assets
 With expense reimbursement and fees paid indirectly(%)(e).................................        2.20                 2.20(d)
 Without expense reimbursement and fees paid indirectly(%)(e)..............................        9.26                16.22(d)
Ratio of net investment income to average daily net assets(%)(a)...........................         .22                  .21(d)
Portfolio turnover rate(%).................................................................          45                   82(d)

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE          NOVEMBER 1, 1994
                                                                                              YEAR ENDED        (COMMENCEMENT) TO
                                                                                             DECEMBER 31,         DECEMBER 31,
CLASS B                                                                                      ------------       -----------------
SELECTED PER SHARE DATA                                                                          1995                 1994
                                                                                             ------------       -----------------
Net asset value, beginning of period.......................................................    $   8.37              $ 10.00
                                                                                             ------------            -------
Loss from investment operations
Net investment loss(a).....................................................................        (.02)                (.01)
Net loss on investment transactions (both realized and unrealized).........................       (1.47)               (1.62)
                                                                                             ------------            -------
 Total from investment operations..........................................................       (1.49)               (1.63)
                                                                                             ------------            -------
Net asset value, end of period.............................................................    $   6.88              $  8.37
                                                                                             ================   ====================
Total return(%)............................................................................      (17.90)(c)           (16.20)(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...................................................    $    684              $   122
Ratio of expenses to average daily net assets
 With expense reimbursement and fees paid indirectly(%)(e).................................        2.95                 2.95(d)
 Without expense reimbursement and fees paid indirectly(%)(e)..............................       10.01                16.97(d)
Ratio of net investment loss to average daily net assets(%)(a).............................        (.53)                (.54)(d)
Portfolio turnover rate(%).................................................................          45                   82(d)

(a)      Net investment income (loss) is net of expenses reimbursed by manager.


(b)      Total return represents aggregate total return and does not reflect a sales charge.

(c)      Total return does not reflect a sales charge.

(d)      Annualized

(e)      Beginning in 1995, total expenses include fees paid indirectly through an expense offset arrangement.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Latin America Strategy Fund (the Fund) is a series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A and Class B are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are stated at market value. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect.

     All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees (the Board). Securities so valued amounted to $30,619 (1.13% of net assets) and have been noted in the investment portfolio as of December 31, 1995.

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $40,610 as of December 31, 1995 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $4,250 in 2002 and $36,360 in 2003.

     d. Distributions to shareholders -- Distributions from net investment income and net realized capital gains, if any, are declared and paid in December by the Fund. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B shares over Class A shares. Distributions are paid at the earlier of redemption or the last business day of the year.

     e. Foreign currency translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes differ from the characterization of such distributions determined on a Federal income tax basis.

     f. Deferred organization expenses -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     g. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     h. Fees paid indirectly -- The Fund has an arrangement whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the period, custody fees were reduced by $5,848 under this arrangement.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of 1.00% of its average daily net assets.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discounts retained by MIFDI was $8,435.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average daily net assets. The voluntary expense limitation may be terminated or revised at any time. Expenses reimbursed by manager reflected in the Statement of Operations consists of required and voluntary reimbursements of $93,340 and $2,040, respectively.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as Administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate of .25% of its average daily net assets. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value of Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. CONCENTRATION OF CREDIT RISK

     The Fund primarily invests in equity securities of companies in Latin America. Therefore, the Fund is more susceptible to factors adversely affecting securities in Latin America than is an equity fund that is not concentrated in such securities to the same extent.

9. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares. As a result of this change, the net asset value per share of Class A and Class B are expected to differ.

10. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                                                PERIOD ENDED
                                           YEAR ENDED           DECEMBER 31,
                                       DECEMBER 31, 1995            1994*
                                     ----------------------   -----------------
              CLASS A                 SHARES      AMOUNT      SHARES    AMOUNT
-----------------------------------  --------   -----------   ------   --------
Sold...............................   442,664   $ 2,994,237   68,997   $676,064
Issued on reinvestment of
 distributions.....................       834         5,772       58        486
Repurchased........................  (219,064)   (1,454,489)    (863)    (7,924)
                                     --------   -----------   ------   --------
Net increase.......................   224,434   $ 1,545,520   68,192   $668,626
                                     ========== ============= =======  ==========

                                                                PERIOD ENDED
                                           YEAR ENDED           DECEMBER 31,
                                       DECEMBER 31, 1995            1994*
                                     ----------------------   -----------------
              CLASS B                 SHARES      AMOUNT      SHARES    AMOUNT
-----------------------------------  --------   -----------   ------   --------
Sold...............................    86,962      $581,025   14,649   $143,647
Repurchased........................    (2,256)      (15,231)     --          --
                                     --------   -----------   ------   --------
Net increase.......................    84,706      $565,794   14,649   $143,647
                                     ========== ============= =======  ==========

* For the period November 1, 1994 (Commencement) to December 31, 1994. At December 31, 1994, MIMI owned 10,000 Class A shares of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Latin America Strategy Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the period November 1, 1994 (commencement) to December 31, 1994 and for the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period November 1, 1994 (commencement) to December 31, 1994 and for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

ILASF-2-296

DECEMBER 31, 1995                                              (IVY FUNDS LOGO)

IVY GROWTH WITH INCOME FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


Dear Shareholder:

         During 1995 the domestic financial markets were extremely favorable for both equity and fixed income investors. Moderate economic growth coupled with an absence of inflationary pressure paved the way for lower interest rates. In January of 1996 the Federal Reserve Board once again lowered the discount rate, marking the third such cut since last summer. At the same time that rates were declining, the economy remained strong enough for most companies to report respectable earnings gains. This combination of earnings growth, declining interest rates, and a favorable inflation outlook created a positive environment for the US stock market. Against this backdrop, for the twelve months ended December 31,1995 Ivy Growth with Income Fund posted a total return of 24.93% on a net asset value basis. (For the Fund's total return with sales charge and performance commentary, please refer to the following pages.)
         Through the course of the year a number of portfolio changes were instituted. The Fund's weighting in financial services, which represented a significant portion of the portfolio at the start of the year, was increased as many of these companies benefited from the downward trend in interest rates. A number of new stocks were also added in the healthcare and consumer sectors.
Our emphasis here was on high quality companies, which we consider well positioned to maintain growth of earnings and dividends should the economy slow further, or even go into a recession. To make room for these new holdings we eliminated foreign stocks from the portfolio and reduced our exposure to Real Estate Investment Trusts (REITs) to 11.4%.
         Although Ivy Growth with Income Fund did post a strong gain in 1995, its performance trailed the Standard & Poor's 500 (S&P 500), which had a total return of 37.52% for the twelve months ended December 31, 1995. This is partially a reflection of the Fund's investment approach, which seeks capital growth, but also emphasizes risk control. This means that in a particularly strong year, such as 1995, it may be difficult for the Fund to match the returns of the broader market.
         An important aspect of our risk control strategy is to carefully monitor the portfolio's yield, keeping it above that of the S&P 500. Although not all of the Fund's stocks have particularly high dividend yields, we offset this by holding a portion of the Fund in REITs, and also by buying convertible bonds. We believe the extra income will help provide the Fund with a downside cushion during weak markets. Similarly, we usually maintain the Fund's average price/earnings ratio in line with or below the overall market. The final aspect of our strategy is our focus on higher quality companies, particularly those that have a record of rising dividends and have well-defined prospects for future growth.
         We believe that over the long term, Ivy Growth with Income Fund should remain an excellent vehicle for conservative investors who seek equity exposure, combined with a disciplined approach to controlling risk.

Sincerely,


/s/ Michael G. Landry                                   /s/ Michael R. Peers


Michael G. Landry                                       Michael R. Peers
President                                               Chairman



   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
 John S. Anderegg, Jr.           Dechert Price & Rhoads              Mackenzie Ivy Investor           Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Stanley Channick                                                     P.O. Box 3022
 Frank W. DeFriece, Jr.                 OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
     Roy J. Glauber            Michael G. Landry, President              1-800-777-6472                Mackenzie Ivy Funds
   Michael G. Landry         Keith J. Carlson, Vice President                                       Distribution, Inc.
    Michael R. Peers               C. William Ferris,                       AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              Secretary/Treasurer              Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman           Michael R. Peers, Chairman             Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


IVY GROWTH WITH INCOME FUND
PERFORMANCE COMMENTARY
Ivy Growth with Income Fund performed well in 1995 with a total return of 24.93%, but trailed the S&P 500 which had a total return of 37.52% for the same period. This is a reflection of the Fund's investment approach which seeks capital growth, but also emphasizes risk control. As a result, the Fund may not track the performance of the broader market in years of particularly strong performance, such as 1995. However, the Fund should not be as adversely impacted in periods of prolonged market weakness. In its ten-year history, Ivy Growth with Income Fund has had only two down years, the worst of which was a decline of 2.03%.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/84) OF A $10,000
                                   INVESTMENT

                                   [CHART]

--------------------------------------------------------------------------------
                                      IVY GROWTH WITH INCOME FUND
                                      FOR PERIOD ENDING 12/31/95
                       Class A*-with sales charge        Class B*** & C**
                        Average Annual
                         Total Return              Average Annual Total Return
                    -----------------------------------------------------------
                    w/Reimb.    w/o Reimb.         w/Reimb.           w/o Reimb.
                    -----------------------------------------------------------
                                                 w/       w/o        w/      w/o
                                                CDSC      CDSC      CDSC    CDSC
                                               ---------------------------------
                                                 B:        B:       B:      B:
                                               18.94%    23.94%   18.94%  23.94%
                                                 C:        C:        C:     C:
 1 Yr.               17.75%       17.75%        N/A      23.94%     N/    23.94%
--------------------------------------------------------------------------------
 5 Yr.               13.18%       13.16%         --        --       --      --
--------------------------------------------------------------------------------
10 Yr.               12.35%       12.33%         --        --       --      --
--------------------------------------------------------------------------------
                                                 B:        B:        B:      B:
                                               7.89%     9.13%     7.8    9.13%
                                                 C:        C:        C:      C:
 Since Inception     14.53%       14.52%        N/A      11.46%      N    11.46%
--------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class C shares are not available for sale.
***Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Growth with Income Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Lipper Average Growth With Income index and the S&P 500 are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B and Class C shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares.

--------------------------------------------------------------------------------

IVY GROWTH WITH INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

           COMMON STOCKS -- 61.7%              SHARES       VALUE
--------------------------------------------------------------------
BASIC INDUSTRIES -- 2.4%
Air Products & Chemicals Inc................    12,000   $   633,000
Praxair, Inc................................    30,000     1,008,750
                                                         -----------
                                                           1,641,750
                                                         -----------
BUSINESS SERVICES -- 1.5%
Reynolds & Reynolds Co. Class A.............    27,800     1,080,725
                                                         -----------
CAPITAL GOODS -- 0.8%
General Electric Company....................     7,400       531,875
                                                         -----------
CONSUMER PRODUCTS -- 12.8%
Canandaigua Wine Co. Class A(a).............    13,172       429,736
Kimberly-Clark Corporation..................    21,216     1,755,624
Mattel, Inc.................................    41,281     1,269,391
Philip Morris Cos., Inc.....................     5,000       452,500
Premark International, Inc..................    19,400       982,125
Schweitzer-Mauduit International, Inc.(a)...    25,000       578,125
Stanhome, Inc...............................    22,000       640,750
UST, Inc....................................    29,000       967,875
Vivra, Inc.(a)..............................    70,500     1,771,313
                                                         -----------
                                                           8,847,439
                                                         -----------
CONSUMER SERVICES -- 3.0%
Disney (Walt) Company.......................    10,000       590,000
Service Corp. International.................    18,000       792,000
Sotheby's Holdings, Inc.....................    25,000       356,250
Viacom Inc. Class A(a)......................       760        34,865
Viacom Inc. Class B(a)......................     5,973       282,971
                                                         -----------
                                                           2,056,086
                                                         -----------
ENERGY -- 1.3%
Williams Companies, Inc.....................    20,000       877,500
                                                         -----------
FINANCIAL SERVICES -- 15.5%
Advanta Corp. Class B.......................    22,000       800,250
AMBAC, Inc..................................    15,000       703,125
CTL Credit, Inc.(a).........................    40,000       545,000
Charles Schwab, Corporation.................    20,000       402,500
Federal Home Loan Mortgage Corp.............     5,500       459,250
Federal National Mortgage Association.......     6,600       819,225
Franklin Resources, Inc.....................     9,500       478,563
Green Tree Financial Corp...................    26,200       691,025
MBIA Inc....................................    21,600     1,614,600
MBNA Corp...................................    29,000     1,069,375
Mercury Finance Company.....................    40,500       536,625
National Commerce Bancorporation............    20,000       525,000
Olympic Financial Ltd.(a)...................    10,000       162,500
PMI, The Group Inc..........................     5,500       248,875
Price (T. Rowe) Associates, Inc.............    11,600       571,300
The Travelers Inc...........................     6,500       408,687
United Asset Management Corporation.........    18,500       709,937
                                                         -----------
                                                          10,745,837
                                                         -----------
HEALTHCARE -- 8.5%
Abbott Laboratories.........................     9,100       379,925
Cardinal Health, Inc........................    12,019       656,538
Columbia/HCA Healthcare Corp................    17,400       883,050
Johnson & Johnson...........................     5,500       470,937
Lilly (Eli) & Co............................    13,200       739,200
Merck & Co., Inc............................    11,800       774,375
Mid Atlantic Medical Services, Inc.(a)......    24,500       594,125
Mylan Laboratories..........................    27,000       634,500
United Healthcare Corp......................    11,500       747,500
                                                         -----------
                                                           5,880,150
                                                         -----------
RETAIL -- 2.4%
Dollar General Corporation..................    30,000       622,500
Home Depot, Inc.............................    16,500       789,937
Tandy Corp..................................     6,439   $   266,414
                                                         -----------
                                                           1,678,851
                                                         -----------
SPECIALTY -- CHEMICAL -- 0.9%
Englehard Corp..............................    27,750       603,563
                                                         -----------
TECHNOLOGY -- 13.1%
Adaptec, Inc.(a)............................    14,000       574,000
Adobe Systems, Inc..........................    21,000     1,302,000
Cabletron Systems Inc.(a)...................     9,250       749,250
Cisco Systems, Inc.(a)......................     1,500       111,937
Compaq Computer Corp.(a)....................    13,000       617,500
Computer Associates International, Inc......    22,500     1,279,687
DSC Communications Corp.(a).................    20,000       737,500
Informix Corporation(a).....................    23,000       690,000
Intel Corp..................................    20,000     1,135,000
International Business Machines
  Corporation...............................    13,500     1,231,875
MEMC Electronic Materials. Inc.(a)..........    10,000       326,250
Micron Technology, Inc......................     7,000       277,375
                                                         -----------
                                                           9,032,374
                                                         -----------
TELECOMMUNICATIONS -- 2.8%
AT&T Corporation............................     8,500       550,375
Allen Group Inc. Class A....................    15,600       349,050
WorldCom, Inc.(a)...........................    30,000     1,057,500
                                                         -----------
                                                           1,956,925
                                                         -----------
TRANSPORTATION -- 2.1%
Illinois Central............................    25,000       962,500
Union Pacific Corporation...................     7,300       481,800
                                                         -----------
                                                           1,444,300
                                                         -----------
TOTAL COMMON STOCKS
  (COST -- $36,979,603).....................              46,377,375
                                                         -----------
PREFERRED STOCKS -- 1.8%
--------------------------------------------
Liposome Co. Inc............................    22,000       869,000
Suncoast Savings & Loan
  Association (Series A)....................    26,800       375,200
                                                         -----------
TOTAL PREFERRED STOCKS
  (COST -- $974,500)........................               1,244,200
                                                         -----------
REAL ESTATE INVESTMENT TRUSTS
(REITS) -- 11.4%
--------------------------------------------
Developers Diversified Realty Corporation...    21,000       627,375
Duke Realty Investments, Inc................    12,000       376,500
Health Care Property Investors, Inc.........    13,100       460,137
Healthcare Realty Trust, Inc................    15,100       347,300
Horizon Outlet Centers......................    26,000       594,750
Merry Land & Investment Company Inc.........    23,000       543,375
National Golf Properties, Inc...............    33,000       754,875
Saul Centers, Inc...........................    38,500       524,563
Southwestern Properties Trust...............    37,000       494,875
Storage Trust Realty........................    15,000       339,375
Storage USA, Inc............................    16,000       522,000
Sun Communities, Inc........................    36,000       949,500
Thornburg Mortgage Corporation..............    37,000       582,750
Weingarten Realty Investors.................    21,000       798,000
                                                         -----------
TOTAL REITS
  (COST -- $7,222,580)......................               7,915,375
                                                         -----------
                                                   PAR
BONDS -- 16.4%                                   VALUE
--------------------------------------------  --------
DOMESTIC CORPORATE BONDS -- 0.4%
General Electric Capital, FRN, 10/29/96.....  $500,000       264,845
                                                         -----------
CONVERTIBLE BONDS -- 16.0%
Boston Chicken, 4.50%, 02/01/04.............   713,000       848,470

IVY GROWTH WITH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

                                               PAR
                  BONDS                       VALUE         VALUE
--------------------------------------------------------------------
California Microwave, 5.25%, 12/15/03.....  $  536,000   $   450,240
Elan International Financial,
  0.00%, 10/16/12.........................     900,000       476,091
First Financial Man. Corp, 5.00%,
  12/1/99.................................     350,000       568,698
General Instrument Conv., 6.00%,
  11/01/99................................     700,000       765,940
Integrated Health Services Inc.,
  6.00%, 01/01/03.........................     600,000       594,600
LSI Logic Corp., 5.50%, 03/15/01..........     260,000       703,607
Lam Research, 6.00%, 05/01/03.............     200,000       374,500
Office Depot, 0.00%, 11/01/08.............   1,170,000       669,825
Omnicare, Inc., 5.75%, 10/01/03...........     125,000       389,610
Pier 1 Imports Inc., 6.875%, 04/01/02.....     385,000       410,025
Quantum Health Resources,
  Inc., 4.75%, 10/01/00...................     400,000       284,000
Schuler Homes Inc., 6.50%, 01/15/03.......     800,000       646,000
Sepracor Inc., 7.00%, 12/02/02............     950,000       996,313
Softkey Internaitonal, Inc., 5.50%,
  11/01/00................................     800,000       587,408
Starbucks Corp., 4.50%, 08/01/03..........     400,000       540,000
Sterling Software Inc., 5.75%, 02/01/03...     715,000     1,554,439
United Gaming, Inc., 7.50%, 09/15/03......     400,000       213,000
                                                         -----------
                                                          11,072,766
                                                         -----------
TOTAL BONDS
  (COST -- $10,662,396)...................                11,337,611
                                                         -----------
COMMERCIAL PAPER -- 3.1%
------------------------------------------
General Electric Capital, 5.46%,
  01/02/96................................   1,533,000     1,532,768
Prudential Funding Corp.,
  5.51%, 01/05/96.........................     605,000       604,630
                                                         -----------
TOTAL COMMERCIAL PAPER
  (COST -- $2,137,398)....................                 2,137,398
                                                         -----------
TOTAL INVESTMENTS -- 99.8%
  (COST -- $57,976,477)(B)................                69,011,959
OTHER ASSETS, LESS LIABILITIES -- 0.2%....                   152,548
                                                         -----------
NET ASSETS -- 100.0%......................               $69,164,507
                                                         ===========
(a) Non-income producing security.
(b) Cost is approximately the same for Federal income
    tax purposes.
FRN -- Floating Rate Note; reflects rate as of December 31, 1995.
FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.....................   $13,707,344
    Gross unrealized depreciation.....................    (2,671,862)
                                                         -----------
        Net unrealized appreciation...................   $11,035,482
                                                         ===========
OTHER INFORMATION:
Purchases and sales of securities (other than short-term and U.S.
Government and Government Agency obligations) aggregated $32,849,256 and $41,123,047, respectively, and purchases and sales of U.S.
Government and Government Agency obligations aggregated $13,440,453 and $13,394,844, respectively, for the period ended December 31,
1995.



                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $57,976,477)..............................................................  $69,011,959
Receivables:
  Fund shares sold..................................................................................................      119,757
  Dividends and interest............................................................................................      265,964
Deferred organization expenses......................................................................................       74,125
Other assets........................................................................................................       60,789
                                                                                                                      -----------
  Total assets......................................................................................................   69,532,594
                                                                                                                      -----------
LIABILITIES
Payables:
  Fund shares repurchased...........................................................................................       82,050
  Management fee....................................................................................................       49,985
  12b-1 service and distribution fees...............................................................................       19,186
  Administrative services fee.......................................................................................        5,880
  Fund accounting...................................................................................................        5,714
  Transfer agent....................................................................................................       29,722
Due to custodian....................................................................................................      164,405
Other accrued expenses and liabilities..............................................................................       11,145
                                                                                                                      -----------
  Total liabilities.................................................................................................      368,087
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $69,164,507
                                                                                                                      ===========
CLASS A:
Net asset value and redemption price per share ($59,054,078 / 5,377,714 shares outstanding).........................  $     10.98
                                                                                                                      ===========
Maximum offering price per share ($10.98 X 100 / 94.25)*............................................................  $     11.65
                                                                                                                      ===========
CLASS B:
Net asset value and offering price per share ($8,868,204 / 807,763 shares outstanding)**............................  $     10.98
                                                                                                                      ===========
CLASS C:
Net asset value and redemption price per share ($1,242,225 / 113,146 shares outstanding)............................  $     10.98
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid-in...................................................................................................  $67,192,197
  Accumulated net realized loss on investments and foreign currency transactions....................................   (9,063,172)
  Net unrealized appreciation on investments........................................................................   11,035,482
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $69,164,507
                                                                                                                      ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Dividends, net of withholding tax......................................................................             $ 1,171,858
  Interest...............................................................................................                 663,208
                                                                                                                      -----------
                                                                                                                        1,835,066
                                                                                                                      -----------
EXPENSES
  Management fee.........................................................................................  $515,787
  Transfer agent.........................................................................................   280,966
  Administrative services fee............................................................................    60,681
  Custodian fees.........................................................................................    31,466
  Blue Sky fees..........................................................................................    35,513
  Auditing and accounting fees...........................................................................    13,708
  Shareholder reports....................................................................................    12,501
  Amortization of organization expenses..................................................................    18,729
  Fund accounting........................................................................................    60,915
  Trustees' fees.........................................................................................     3,633
  12b-1 service and distribution fees
    Class A..............................................................................................   105,143
    Class B..............................................................................................    76,355
    Class C..............................................................................................    18,750
  Legal..................................................................................................    10,185
  Other..................................................................................................    20,485
                                                                                                                      -----------
Total expenses...........................................................................................               1,264,817
                                                                                                                      -----------
Net investment income....................................................................................                 570,249
                                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) on
    Investments and foreign currency transactions........................................................               3,127,845
    Forward foreign currency contracts...................................................................                (122,482)
  Net unrealized appreciation during the period on
    Investments..........................................................................................              10,477,958
    Forward foreign currency contracts...................................................................                   8,082
                                                                                                                      -----------
    Net gain on investment transactions..................................................................              13,491,403
                                                                                                                      -----------
Net increase in net assets resulting from operations.....................................................             $14,061,652
                                                                                                                      ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                                                         1995            1994
                                                                                                      -----------     -----------
INCREASE IN NET ASSETS
Operations:
  Net investment income.............................................................................  $   570,249     $   533,901
  Net realized gain on investments and foreign currency transactions................................    3,005,363         917,837
  Net unrealized gain (loss) during the period on
    Investments.....................................................................................   10,477,958      (2,244,244)
    Forward foreign currency contracts..............................................................        8,082          (8,082)
                                                                                                      -----------     -----------
    Net increase (decrease) resulting from operations...............................................   14,061,652        (800,588)
                                                                                                      -----------     -----------
CLASS A:
Distributions from
  Net investment income.............................................................................     (448,998)       (460,715)
  In excess of net investment income................................................................           --         (27,017)
  Net realized gain.................................................................................   (1,323,702)       (686,288)
                                                                                                      -----------     -----------
    Total distributions to Class A shareholders.....................................................   (1,772,700)     (1,174,020)
                                                                                                      -----------     -----------
CLASS B:
Distributions from
  Net investment income.............................................................................       (6,337)        (37,704)
  In excess of net investment income................................................................           --          (5,879)
  Net realized gain.................................................................................     (198,573)       (152,551)
                                                                                                      -----------     -----------
    Total distributions to Class B shareholders.....................................................     (204,910)       (196,134)
                                                                                                      -----------     -----------
CLASS C:
Distributions from
  Net investment income.............................................................................       (1,556)        (35,482)
  In excess of net investment income................................................................           --          (3,043)
  Net realized gain.................................................................................      (35,765)        (78,998)
                                                                                                      -----------     -----------
    Total distributions to Class C shareholders.....................................................      (37,321)       (117,523)
                                                                                                      -----------     -----------
Fund share transactions (Note 10):
  Net increase resulting from Fund share transactions
    Class A.........................................................................................   22,755,447       5,181,861
    Class B.........................................................................................    1,580,170       5,139,958
    Class C.........................................................................................   (2,088,473)     (1,904,539)
                                                                                                      -----------     -----------
      Net increase resulting from Fund share transactions...........................................   22,247,144       8,417,280
                                                                                                      -----------     -----------
Total increase in net assets........................................................................   34,293,865       6,129,015
NET ASSETS
  Beginning of period...............................................................................   34,870,642      28,741,627
                                                                                                      -----------     -----------
  End of period.....................................................................................  $69,164,507     $34,870,642
                                                                                                      ===========     ===========
Accumulated undistributed net investment loss.......................................................  $        --     $   (37,333)
                                                                                                      ===========     ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                FOR THE YEAR ENDED DECEMBER 31,
                          CLASS A                             -------------------------------------------------------------------
                  SELECTED PER SHARE DATA                      1995          1994          1993            1992            1991
                                                              -------       -------       -------         -------         -------
Net asset value, beginning of period........................  $  9.08       $  9.70       $  9.21         $  9.74         $  7.79
                                                              -------       -------       -------         -------         -------
 Income (loss) from investment operations
 Net investment income......................................      .11           .17           .08             .07             .09(a)
 Net gain (loss) on investment transactions
   (both realized and unrealized)...........................     2.13          (.36)         1.30             .18            2.72
                                                              -------       -------       -------         -------         -------
   Total from investment operations.........................     2.24          (.19)         1.38             .25            2.81
                                                              -------       -------       -------         -------         -------
 Less distributions from
 Net investment income......................................      .08           .17           .06             .07             .09
 In excess of net investment income.........................       --           .01            --              --              --
 Net realized gain..........................................      .26           .25           .83             .71             .77
                                                              -------       -------       -------         -------         -------
   Total distributions......................................      .34           .43           .89             .78             .86
                                                              -------       -------       -------         -------         -------
Net asset value, end of period..............................  $ 10.98       $  9.08       $  9.70         $  9.21         $  9.74
                                                              ========      ========      ========        ========        ========
Total return(%)(b)..........................................    24.93         (2.03)        15.07            2.61           36.33
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $59,054       $26,017       $22,669         $19,045         $17,063
Ratio of expenses to average daily net assets(%)............     1.96          1.84          2.14            1.94            1.50(c)
Ratio of net investment income to average daily net
 assets(%)..................................................     1.06          1.83           .88             .73            1.10(a)
Portfolio turnover rate(%)..................................       81            36            85             163             113

                                                                                         FOR THE PERIOD
                                                                    FOR THE             OCTOBER 23, 1993
                                                                  YEAR ENDED             (COMMENCEMENT)
                                                                 DECEMBER 31,           TO DECEMBER 31,
                          CLASS B                             -------------------       ----------------
                  SELECTED PER SHARE DATA                      1995         1994              1993
                                                              ------       ------       ----------------
Net asset value, beginning of period........................  $ 9.08       $ 9.70            $10.43
                                                              ------       ------            ------
 Income (loss) from investment operations
 Net investment income......................................     .03          .09                --
 Net gain (loss) on investment transactions (both realized
   and unrealized)..........................................    2.13         (.36)              .05
                                                              ------       ------            ------
   Total from investment operations.........................    2.16         (.27)              .05
                                                              ------       ------            ------
 Less distributions from
 Net investment income......................................     .01          .09               .01
 In excess of net investment income.........................      --          .01                --
 Net realized gain..........................................     .25          .25               .77
                                                              ------       ------            ------
   Total distributions......................................     .26          .35               .78
                                                              ------       ------            ------
Net asset value, end of period..............................  $10.98       $ 9.08            $ 9.70
                                                              =======      =======      =======================
Total return(%).............................................   23.94(b)     (2.88)(b)           .61(d)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $8,868       $5,849            $  888
Ratio of expenses to average daily net assets(%)............    2.75         2.70              3.09(e)
Ratio of net investment income (loss) to average daily net
 assets(%)..................................................     .27          .97              (.07)(e)
Portfolio turnover rate(%)..................................      81           36                85

                                                                                         FOR THE PERIOD
                                                                    FOR THE             AUGUST 16, 1993
                                                                  YEAR ENDED             (COMMENCEMENT)
                                                                 DECEMBER 31,           TO DECEMBER 31,
                         CLASS C(F)                           -------------------       ----------------
                  SELECTED PER SHARE DATA                      1995         1994              1993
                                                              ------       ------       ----------------
Net asset value, beginning of period........................  $ 9.08       $ 9.70            $ 9.83
                                                              ------       ------            ------
 Income (loss) from investment operations
 Net investment income......................................     .03          .09                --
 Net gain (loss) on investment transactions (both realized
   and unrealized)..........................................    2.13         (.36)              .73
                                                              ------       ------            ------
   Total from investment operations.........................    2.16         (.27)              .73
                                                              ------       ------            ------
 Less distributions from
 Net investment income......................................     .01          .09               .06
 In excess of net investment income.........................      --          .01                --
 Net realized gain..........................................     .25          .25               .80
                                                              ------       ------            ------
   Total distributions......................................     .26          .35               .86
                                                              ------       ------            ------
Net asset value, end of period..............................  $10.98       $ 9.08            $ 9.70
                                                              =======      =======      =======================
Total return(%).............................................   23.94(b)     (2.88)(b)          7.59(d)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $1,242       $3,004            $5,185
Ratio of expenses to average daily net assets(%)............    2.75         2.70              3.09(e)
Ratio of net investment income (loss) to average daily net
 assets(%)..................................................     .27          .97              (.07)(e)
Portfolio turnover rate(%)..................................      81           36                85

(a)      Net investment income is net of expenses reimbursed by manager.

(b)      Total return does not reflect a sales charge.

(c) Ratio of expenses to average daily net assets is net of expenses reimbursed by manager. Without the expense reimbursement the ratio of expenses to average daily net assets would have been 1.61%.

(d) Total return represents aggregate total return and does not reflect a sales charge.

(e)      Annualized.

(f)      Class C shares are not available for sale.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Growth with Income Fund (the Fund) is a series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A and Class B are authorized; 638,129 Class C shares were authorized in connection with the acquisition of Mackenzie Growth & Income Fund on August 16, 1993. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. Debt securities (other than commercial paper and short-term obligations) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Board.

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code. The Fund designated $421,775 as capital gain dividends for its taxable year ended December 31, 1995.

     The Fund has a net tax basis capital loss carryforward of approximately $9,268,000 as of December 31, 1995, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The Fund's capital loss carryforward was realized by Mackenzie North American Fund prior to the Fund's acquisition of all the net assets on April 1, 1995 (Note 8) and is subject to certain limitations on its use. The carryforward expires $3,616,000 in 1997, $3,616,000 in 1999, and $2,036,000 in 2003.

     d. Distributions to shareholders -- Distributions are declared daily and equally to Class A, Class B, and Class C shares from net investment income and net realized short-term capital gain. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B and Class C shares over Class A shares. Distributions are paid at the earlier of redemption or the last business day of the quarter. The final distribution on the last business day of the year will include any remaining undistributed net investment income and net realized short-term capital gain, as well as all undistributed net long-term capital gain realized during the year.

     e. Foreign currency translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes differ from the characterization of such distributions determined on a Federal income tax basis.

     f. Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     g. Deferred organization expenses -- Expenses incurred by the Fund in connection with its issuing Class B and Class C shares have been deferred and are being amortized on a straight-line basis over a five-year period.

     h. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of .85% of its average daily net assets.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $22,949.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. In addition, IMI may voluntarily reimburse the Fund's expenses. There were no required or voluntary expense reimbursements for the year ended December 31, 1995.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as Administrative services fees in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average daily net asset value of shares issued after December 31, 1991. Class B shares and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value attributable to Class B shares and Class C shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. ACQUISITION OF MACKENZIE NORTH AMERICAN FUND
     On April 1, 1995, the Fund acquired the net assets (valued at $27,815,572) of Mackenzie North American Fund (MNAF), approved by MNAF's shareholders on March 31, 1995. The acquisition was accomplished by a tax-free exchange, based on values computed as of the close of business on March 31, 1995 of 2,962,768 (NAV $9.39) shares of the Fund for the 4,368,536 (NAV $6.37) shares of MNAF outstanding. MNAF's net assets at that date including $10,629,907 net realized capital loss and $778,631 unrealized depreciation, were combined with the Fund for total net assets after acquisition of $64,583,061.

9. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B and Class C shares over Class A shares. As a result of this change, the net asset value per share of Class A, Class B and Class C are expected to differ.

10. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, and Class C were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS A             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................     995,850   $  9,779,465      937,845   $  9,106,665
Issued in connection with
 the acquisition of
 Mackenzie North American
 Fund....................   2,962,768     27,815,572           --             --
Issued on reinvestment of
 distributions...........     132,508      1,422,527      118,493      1,077,640
Repurchased..............  (1,580,020)   (16,262,117)    (526,186)    (5,002,444)
                           ----------   ------------   ----------   ------------
Net increase.............   2,511,106   $ 22,755,447      530,152   $  5,181,861
                           ============ ============== ============ ==============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS B             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................     478,516   $  4,852,229      675,737   $  6,300,859
Issued on reinvestment of
 distributions...........      17,693        190,075       24,079        219,962
Repurchased..............    (332,940)    (3,462,134)    (146,815)    (1,380,863)
                           ----------   ------------   ----------   ------------
Net increase.............     163,269   $  1,580,170      553,001   $  5,139,958
                           ============ ============== ============ ==============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
        CLASS C*             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Issued on reinvestment of
 distributions...........       3,107   $     32,805       11,847   $    105,918
Repurchased..............    (220,936)    (2,121,278)    (215,292)    (2,010,457)
                           ----------   ------------   ----------   ------------
Net decrease.............    (217,829)  $ (2,088,473)    (203,445)  $ (1,904,539)
                           ============ ============== ============ ==============

* Class C shares are not available for sale.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Growth with Income Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, were audited by other auditors, whose report, dated January 31, 1992, expressed an unqualified opinion on the selected per share data and ratios.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the report of other auditors, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

IGWIF-2-296

DECEMBER 31, 1995                                               [IVY FUNDS LOGO]
IVY NEW CENTURY FUND


ANNUAL REPORT


This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


Dear Shareholder:

        Ivy New Century Fund performed impressively in 1995. For the twelve months ended December 31, 1995, the Fund's total return, on a net asset value basis, was 6.40%. This compares very favorably to the Morgan Stanley Capital International Emerging Markets "Free" Index, the relevant benchmark, which was down 6.94% and the average emerging markets fund, which declined by 4.60% for the same time period, according to Lipper Analytical Services, Inc. (For the Fund's total return with sales charge and performance commentary, please refer to the following pages.)
        While the focus of Ivy New Century Fund is in developing economies, we prefer to consider this a high-growth nations fund and have positioned the Fund accordingly. The largest weighting is in non-Japan Asia where we have invested 49% of the Fund's assets. Also, we have placed 26% in Latin America.
        Our research tells us that fundamentals in Asia are generally better than anywhere else. We believe growth prospects are more predictable, the political environment is more stable, and the work ethic is stronger. Also the high-growth momentum for economies and companies is well in place. Markets in this region are still off their highs of two years ago. Meanwhile, corporate profit growth has been reasonably good during this time, making valuations extremely attractive. In addition, as Japanese companies are forced to move offshore for competitive reasons, their low-cost Asian neighbors should continue to benefit.
        The Hong Kong portion of the portfolio (23%) is selling at ten times prospective earnings. Ivy New Century Fund has a 5% weighting in Korea where its high-tech industrial base has been gaining market share from the Japanese.
        Indonesia is another market that we believe has good long-term growth potential and is one of the most attractively valued markets in the China region.
        In Latin America, we believe the greatest opportunities for growth can be found in Brazil and Argentina and have allocated 10% and 7% of the Fund, respectively, to these countries. Both countries have focused on privatizing government-run industries, a key ingredient of economic reform.
        We have committed only 2% of the portfolio to Mexico as we believe investors are overly optimistic about its future prospects. We believe disappointing corporate earnings in 1996 should be reflected in lower stock prices and there may be further devaluations of the peso to come.
        While there are no guarantees, growth among the world's developing countries is accelerating, so much so that early into the next century these countries will likely surpass the mature world in their share of economic output. Whereas our research indicates that mature economies of the world are likely to produce growth of 2 1/2-3%, many nations in non-Japan Asia, Latin America and Eastern Europe will likely grow at two and three times that rate well into the future. We remind investors with a long-term time horizon, that high economic growth should lead to high stock market returns--at least if history is any indication.

Sincerely,


/s/ Michael G. Landry                          /s/ Michael R. Peers
--------------------------                     ---------------------------
Michael G. Landry                              Michael R. Peers
President                                      Chairman


  BOARD OF TRUSTEES                     LEGAL COUNSEL                      TRANSFER AGENT                        MANAGER
John S. Anderegg, Jr.              Dechert Price & Rhoads               Mackenzie Ivy Investor              Ivy Management, Inc.
   Paul H. Broyhill                      Boston, MA                         Services Corp.                     Boca Raton, FL
   Stanley Channick                                                         P.O. Box 3022
Frank W. DeFriece, Jr.                    OFFICERS                     Boca Raton, FL 33431-0922               DISTRIBUTOR
    Roy J. Glauber               Michael G. Landry, President               1-800-777-6472                 Mackenzie Ivy Funds
  Michael G. Landry            Keith J. Carlson, Vice President                                             Distribution, Inc.
   Michael R. Peers                  C. William Ferris,                        AUDITORS                  Via Mizner Financial Plaza
 Joseph G. Rosenthal                Secretary/Treasurer                 Coopers & Lybrand L.L.P.         700 South Federal Highway
  Richard Silverman              Michael R. Peers, Chairman               Fort Lauderdale, FL              Boca Raton, FL 33432
   J. Brendan Swan
                                          CUSTODIAN
                                 Brown Brothers Harriman & Co.
                                          Boston, MA

IVY NEW CENTURY FUND PERFORMANCE COMMENTARY
Being tarred with same brush as Mexico, negative investor sentiment in early 1995 led to a sell off in many of the world's high-growth nations. But later in the year, the tide turned and Ivy New Century Fund finished 1995 on a very positive note. For the twelve months ended December 31, 1995, the total return of the Fund was 6.40%. This compares favorably to the Morgan Stanley Capital International Emerging Markets "Free" Index which was down 6.94%. This outperformance is due primarily to the Fund's significant under weighting in Mexico where we have committed only 2% of the Fund's assets. Another contributing factor to the Fund's strong relative performance was its weighting in non-Japan Asia and in particular Hong Kong.

                     PERFORMANCE COMPARISONS OF THE FUND
                     SINCE INCEPTION (11/94) OF A $10,000
                                 INVESTMENT
                                   [CHART]

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy New Century Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Morgan Stanley Emerging Markets "Free" index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index. Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

                             ONE-YEAR PERFORMANCE

                                   [CHART]


------------------------------------------------------------------------------------
                                        IVY NEW CENTURY FUND
                                     FOR PERIOD ENDING 12/31/95
                     Class A*-with sales charge           Class B**
                     Average Annual
                      Total Return               Average Annual Total Return
                  ------------------------------------------------------------------
                  w/Reimb.   w/o Reimb.         w/Reimb.             w/o Reimb.
                  ------------------------------------------------------------------
                                             w/         w/o        w/         w/o
                                            CDSC       CDSC       CDSC       CDSC
                                            ----------------------------------------
 1 Yr.               0.29%     (3.34)%      0.62%      5.62%     (3.01)%     1.82%
------------------------------------------------------------------------------------
 Since Inception   (11.54)%   (15.73)%    (11.09)%    (7.56)%   (15.28)%   (11.93)%
------------------------------------------------------------------------------------

 *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

IVY NEW CENTURY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

        EQUITY SECURITIES -- 86.3%             SHARES       VALUE
--------------------------------------------------------------------
AFRICA -- 1.2%
-------------------------------------------
SOUTH AFRICA -- 1.2%
Anglo American Corporation S.A.............         400   $   24,139
Rembrandt Group LTD........................       3,000       28,803
                                                          ----------
                                                              52,942
                                                          ----------
ASIA/PACIFIC -- 48.7%
-------------------------------------------
CHINA -- 3.5%
Dazhong Taxi(a)............................      18,000       13,752
Huaneng Power International,
  Inc. ADR(a)..............................       1,200       17,250
Inner Mongolia Erdos Cashmere
  Products Co. Ltd. -- B(a)................      64,000       23,935
Qingling Motors Company -- H...............     106,000       30,844
Shanghai Haixing Shipping -- H.............     128,000        8,608
Shenzhen Konka Electronic -- B.............      26,000       13,282
Shanghai Diesel -- B.......................      26,000        9,620
Shanghai Petro Chemical....................         400       11,400
Shanghai Post & Telecom -- B(a)............      43,000       17,114
Tsingtao Brewery -- H......................      30,000        6,945
                                                          ----------
                                                             152,750
                                                          ----------
HONG KONG -- 22.9%
Cheung Kong................................      14,000       85,276
Citic Pacific..............................      23,000       78,674
Esprit Asia Holdings Ltd...................     140,000       47,979
Gold Peak Industries (Holdings) Ltd........     109,000       53,919
Guangdong Investments......................      52,000       31,271
HSBC Holdings..............................      12,441      188,244
Hong Kong Telecommunications Ltd...........       4,200       74,550
Hopewell Holdings..........................     108,708       62,561
Jardine Strategic..........................      15,062       46,090
Jardine Strategic Warrants(a)..............         562          180
Johnson Electric Holdings..................      37,500       66,925
Li & Fung Ltd..............................      56,000       49,971
M. C. Packaging (HK) Ltd...................     164,000       58,325
National Mutual Asia.......................      62,000       56,127
Peregrine..................................      49,000       63,369
Yue Yuen Industrial........................     152,000       40,297
                                                          ----------
                                                           1,003,758
                                                          ----------
INDIA -- 0.8%
The India Fund, Inc.(a)....................       4,100       36,388
                                                          ----------
INDONESIA -- 3.5%
Astra International........................      15,000       31,161
Bank Dagang Nasional Indonesia.............      26,250       21,525
Chareon Pokphand Indonesia.................       4,000        8,135
PT Hanjaya Mandala Sampoerna...............       3,000       31,227
PT Mulia Industrindo.......................       9,500       26,799
Semen Gresik...............................      12,000       33,588
                                                          ----------
                                                             152,435
                                                          ----------
KOREA -- 4.8%
The Fidelity Advisor Korea Fund(a).........       2,000       21,250
Hana Bank..................................       1,400       28,334
Hyundai Motor Company Ltd. GDR.............       1,562       23,430
Korea Electric Power Corporation(a)........       1,400       37,450
Korea Fund, Inc............................       1,900       41,800
Pohang Iron & Steel Ltd....................         800       17,300
Samsung Electronics Co. GDR(a).............         425       25,180
Samsung Electronics Co. GDR Voting(a)......           1           91
Samsung Electronics Co. GDR NV.............          84        4,557
Samsung Electronics Co. GDR Rights.........          10          593
Shinhan Bank...............................         500       11,169
                                                          ----------
                                                             211,154
                                                          ----------
MALAYSIA -- 2.7%
Arab Malaysian Corporation Berhad..........       5,000   $   18,112
DCB Holdings Berhad........................       6,000       17,482
Genting Berhad.............................       1,000        8,347
Land & General Berhad......................      11,000       23,822
London & Pacific Insurance
  Company Berhad...........................       4,000       17,325
Malayan Banking Berhad.....................       2,000       16,852
Technology Resources Industries
  Berhad(a)................................       5,000       14,765
                                                          ----------
                                                             116,705
                                                          ----------
PAKISTAN -- 0.3%
Pakistan Investment Fund...................       2,900       15,225
                                                          ----------
PHILIPPINES -- 1.7%
Benpres Holdings Corp. GDR(a)..............       3,500       17,500
Davao Union Cement Corporation -- B........      81,000       16,676
Metro Pacific Corporation..................     110,000       20,339
Universal Robina Corporation...............      41,000       20,320
                                                          ----------
                                                              74,835
                                                          ----------
SINGAPORE -- 4.3%
Clipsal Industries Limited.................      18,000       40,680
DBS Land Limited...........................      16,000       54,069
Jardine Matheson Holdings Ltd..............       6,700       45,895
Jurong Shipyard Limited....................       6,000       46,235
                                                          ----------
                                                             186,879
                                                          ----------
TAIWAN -- 0.8%
Taiwan Fund Inc............................       1,750       35,875
                                                          ----------
THAILAND -- 2.7%
Bank of Ayudhya Ltd........................       7,000       39,182
Krung Thai Bank Public
  Company Limited..........................       7,300       29,849
Robinson Department Store
  Public Company Limited...................      12,000       22,390
Thai Capital Fund..........................         900       14,175
Thai Fund..................................         600       13,425
                                                          ----------
                                                             119,021
                                                          ----------
VIETNAM -- 0.7%
Beta Vietnam Fund(a).......................       1,850       16,188
Beta Vietnam Fund Warrants(a)..............         370        1,388
The Vietnam Fund(a)........................       1,100       13,337
                                                          ----------
                                                              30,913
                                                          ----------
EUROPE -- 7.6%
-------------------------------------------
FRANCE -- 0.5%
Lyonnaise Des Eaux S.A.....................         140       13,496
Schneider S.A..............................         300       10,268
                                                          ----------
                                                              23,764
                                                          ----------
GERMANY -- 0.3%
Volkswagen AG..............................          40       13,377
                                                          ----------
HUNGARY -- 0.3%
Danubius Hotels(a).........................       1,600       15,048
                                                          ----------
NETHERLANDS -- 0.6%
Unilever ADR...............................         300       25,350
                                                          ----------
POLAND -- 0.5%
Bank Rozwoju Eksportu S.A..................       1,550       23,575
                                                          ----------
PORTUGAL -- 1.7%
Banco Commercial Portugues.................         700        9,519
Banco Portugues de Investimentos...........         600        7,172
Filmes Lusomundo S.A.......................         800        7,404
Lusomundo, SGPS, S.A.......................       1,200       12,830
Sonae Industria E Investimentos............       1,700       36,339
                                                          ----------
                                                              73,264
                                                          ----------

                      (See Notes to Financial Statements)

IVY NEW CENTURY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

             EQUITY SECURITIES                 SHARES       VALUE
--------------------------------------------------------------------
SPAIN -- 0.7%
Telefonica de Espana ADR...................         700   $   29,313
                                                          ----------
SWEDEN -- 0.3%
Atlas Copco AB -- Series 'B' Free..........         850       12,797
                                                          ----------
SWITZERLAND -- 1.5%
Holderbank Financiere Glarus AG Bearer.....          48       36,811
Nestle AG Registered.......................          24       26,537
                                                          ----------
                                                              63,348
                                                          ----------
TURKEY -- 1.2%
Cimentas A.S...............................      28,000       16,552
Otokar Otobus Karoseri(a)..................      50,000       17,241
Turkiye Garanti Bankasi A.S................     232,000       19,429
                                                          ----------
                                                              53,222
                                                          ----------
NORTH AMERICA -- 2.8%
-------------------------------------------
UNITED STATES -- 2.8%
AT&T Corporation...........................         400       25,900
American International Group, Inc..........         100        9,250
Basic Petroleum International LTD(a).......         900       22,500
Morgan Stanley Group, Inc..................         100        8,050
Occidental Petroleum.......................         500       10,688
The Singer Company N.V.....................         900       25,088
Whirlpool Corporation......................         400       21,300
                                                          ----------
                                                             122,776
                                                          ----------
SOUTH AND CENTRAL AMERICA -- 26.0%
-------------------------------------------
ARGENTINA -- 7.2%
Acindar Ind Argentina S.A.(a)..............      30,000       21,297
Banco Del Sud S.A.(a)......................       2,200       16,388
Banco Frances Del Rio Plata................       3,795       33,581
Banco Galicia Y Buenos Aires...............       6,372       33,129
Buenos Aires Embotelladora (BAESA) ADR.....         900       18,563
Cia Naviera Perez Compancciones............       6,124       32,452
CIADEA S.A. ...............................       4,600       23,916
Dragados Y Construcciones Argentina........      11,300       37,284
Telefonica De Argentina ADS................       2,200       59,950
Yacimientos Petroliferos Fiscades
  S.A. Sponsored ADR.......................       1,700       36,763
                                                          ----------
                                                             313,323
                                                          ----------
BRAZIL -- 10.0%
Banco Itau S.A. ...........................     136,000       37,920
Banco Nacional S.A.(c).....................   2,100,000       40,187
Brasmotor S.A. ............................     180,000       35,743
Casa Anglo Brasileiras S.A. ...............     700,000       29,528
Centrais Electricas Brasileiras
  S.A. Electrobras -- B....................     138,000       37,341
CESP -- CIA Ener Sao Paulo.................     900,000       26,195
Ericsson Telecomunicacoes..................   7,200,000       32,594
Marcopolo S.A. -- B(a).....................     200,000       29,631
Panamerican Beverages, Inc. ADR............       1,200       38,400
Petrobas...................................     310,000       26,469
Tam Transport Aereos.......................   1,000,000       28,294
Telecomunicacoes Brasileiras
  S.A. (Telebras) ADR......................       1,600       75,800
                                                          ----------
                                                             438,102
                                                          ----------
CHILE -- 6.8%
Administadora de Fondos de Pensiones
  Provida S.A. ADR.........................       1,000   $   27,625
Banco O'Higgins ADR........................       1,300       29,900
Banco Osorno Y La Union ADR................       2,000       27,750
Chilectra S.A. ADR(a)......................         500       24,185
Chilgener S.A. ADR.........................       1,100       27,913
Endesa S.A. ADR............................       1,200       27,300
Genesis Chile Fund.........................         637       25,480
Laboratorio Chile ADR......................       2,000       25,250
Medeco, S.A. ADR...........................       1,000       26,625
Santa Isabel S.A. ADR(a)...................       1,000       24,000
Vina Concha Y Toro S.A. ADR................       1,700       30,600
                                                          ----------
                                                             296,628
                                                          ----------
MEXICO -- 2.0%
Cementos de Mexico S.A. 'B'................       3,600       12,762
Grupo Financiero Banamex Accival
  S.A. de CV 'B' (Banacci).................       7,200       12,039
Grupo Financiero Banamex
  Accival S.A. de CV 'L'...................         360          527
Grupo Mexicano Series 'L' ADS(a)...........       1,400        3,675
Grupo Posadas S.A. -- 'A'(a)...............      69,000       26,831
Telefonos de Mexico S.A. ADR Class L.......       1,000       31,875
                                                          ----------
                                                              87,709
                                                          ----------
TOTAL EQUITY SECURITIES -- 86.3%
  (COST -- $3,755,288)(B)..................                3,780,476
OTHER ASSETS, LESS LIABILITIES -- 13.7%....                  600,213
                                                          ----------
NET ASSETS -- 100%.........................               $4,380,689
                                                          ==========

ADR  --   American Depository Receipt
ADS  --   American Depository Share
GDR  --   Global Depository Receipt
NV   --   Non-voting
(a) Non-income producing security.
(b) Cost is approximately the same for Federal income tax purposes.
(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees. The cost of these securities at December
    31, 1995 aggregated $42,742. See Note 1 of the Notes to the
    Financial Statements.
FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation......................   $  347,238
    Gross unrealized depreciation......................     (322,050)
                                                          ----------
        Net unrealized appreciation....................   $   25,188
                                                          ==========
OTHER INFORMATION:
Purchases and sales of securities other than short-term obligations aggregated $3,157,364 and $245,997, respectively, for the period ended December 31, 1995.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $3,755,288)................................................................  $3,780,476
Cash.................................................................................................................     494,834
Receivables:
  Fund shares sold...................................................................................................      67,343
  Dividends..........................................................................................................       6,472
  Manager for expense reimbursement..................................................................................       8,889
Deferred organization expenses.......................................................................................      37,830
Other assets.........................................................................................................       2,478
                                                                                                                       ----------
  Total assets.......................................................................................................   4,398,322
                                                                                                                       ----------
LIABILITIES
Payables:
  Management fee.....................................................................................................       3,456
  12b-1 service and distribution fees................................................................................       1,159
  Administrative services fee........................................................................................         345
  Fund accounting....................................................................................................       1,214
  Transfer agent.....................................................................................................       1,135
Other accrued expenses and liabilities...............................................................................      10,324
                                                                                                                       ----------
  Total liabilities..................................................................................................      17,633
                                                                                                                       ----------
NET ASSETS...........................................................................................................  $4,380,689
                                                                                                                       ==========
CLASS A:
Net asset value and redemption price per share ($3,435,320 / 379,620 shares outstanding).............................  $     9.05
                                                                                                                       ==========
Maximum offering price per share ($9.05 X 100 / 94.25)*..............................................................  $     9.60
                                                                                                                       ==========
CLASS B:
Net asset value and offering price per share ($945,369 / 104,469 shares outstanding)**...............................  $     9.05
                                                                                                                       ==========
NET ASSETS CONSIST OF:
  Capital paid-in....................................................................................................  $4,354,168
  Accumulated net realized gain on investments and foreign currency transactions.....................................       1,333
  Net unrealized appreciation on investments.........................................................................      25,188
                                                                                                                       ----------
NET ASSETS...........................................................................................................  $4,380,689
                                                                                                                       ==========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Dividends, net of withholding tax ($2,355).................................................................            $ 48,041
                                                                                                                         --------
EXPENSES
  Management fee.............................................................................................  $19,712
  Transfer agent.............................................................................................    7,918
  Administrative services fee................................................................................    1,971
  Custodian fees.............................................................................................   35,696
  Blue Sky fee...............................................................................................   12,105
  Auditing and accounting fees...............................................................................   12,087
  Shareholder reports........................................................................................    4,476
  Amortization of organization expenses......................................................................    5,770
  Fund accounting............................................................................................   15,112
  Trustees' fees.............................................................................................    3,133
  12b-1 service and distribution fees
    Class A..................................................................................................    3,888
    Class B..................................................................................................    4,160
  Legal......................................................................................................   17,746
  Other......................................................................................................      915
                                                                                                                         --------
                                                                                                                          144,689
  Expenses reimbursed by manager.............................................................................             (91,226)
  Fees paid indirectly.......................................................................................              (6,966)
                                                                                                                         --------
  Net expenses...............................................................................................              46,497
                                                                                                                         --------
Net investment income........................................................................................               1,544
                                                                                                                         --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency transactions.........................................              36,055
  Net unrealized appreciation during the period on investments...............................................             112,073
                                                                                                                         --------
    Net gain on investment transactions......................................................................             148,128
                                                                                                                         --------
Net increase in net assets resulting from operations.........................................................            $149,672
                                                                                                                         ========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 FOR THE PERIOD
                                                                                                   FOR THE      NOVEMBER 1, 1994
                                                                                                  YEAR ENDED    (COMMENCEMENT) TO
                                                                                                 DECEMBER 31,     DECEMBER 31,
                                                                                                 ------------   -----------------
                                                                                                     1995             1994
                                                                                                 ------------   -----------------
INCREASE IN NET ASSETS
Operations:
  Net investment income........................................................................   $    1,544        $     379
  Net realized gain on investments and foreign currency transactions...........................       36,055                3
  Net unrealized appreciation (depreciation) during the period on investments..................      112,073          (86,885)
                                                                                                  ----------        ---------
    Net increase (decrease) resulting from operations..........................................      149,672          (86,503)
                                                                                                  ----------        ---------
CLASS A:
Distributions from
  Net investment income........................................................................       (1,544)            (379)
  Net realized gain............................................................................      (28,547)            (559)
  In excess of net realized gain...............................................................       (9,760)              --
                                                                                                  ----------        ---------
    Total distributions to Class A shareholders................................................      (39,851)            (938)
                                                                                                  ----------        ---------
CLASS B:
Distributions from
  Net realized gain............................................................................       (7,427)              --
                                                                                                  ----------        ---------
    Total distributions to Class B shareholders................................................       (7,427)              --
                                                                                                  ----------        ---------
Fund share transactions (Note 9):
  Net increase resulting from Fund share transactions
    Class A....................................................................................    2,771,336          685,350
    Class B....................................................................................      774,690          134,360
                                                                                                  ----------        ---------
      Net increase resulting from Fund share transactions......................................    3,546,026          819,710
                                                                                                  ----------        ---------
Total increase in net assets...................................................................    3,648,420          732,269
NET ASSETS
  Beginning of period..........................................................................      732,269               --
                                                                                                  ----------        ---------
  End of period................................................................................   $4,380,689        $ 732,269
                                                                                                  ==========        =========
Accumulated undistributed net investment loss..................................................   $       --        $    (556)
                                                                                                  ==========        =========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                                                 FOR THE PERIOD
                                                                                             FOR THE            NOVEMBER 1, 1994
                                                                                            YEAR ENDED          (COMMENCEMENT) TO
                                                                                           DECEMBER 31,           DECEMBER 31,
CLASS A                                                                                    ------------         -----------------
SELECTED PER SHARE DATA                                                                        1995                   1994
                                                                                           ------------         -----------------
Net asset value, beginning of period.....................................................     $ 8.64                 $ 10.00
                                                                                              ------                 -------
Income (loss) from investment operations
Net investment income(a).................................................................        .01                      --
Net gain (loss) on investment transactions (both realized and unrealized)................        .54                   (1.36)
                                                                                              ------                 -------
  Total from investment operations.......................................................        .55                   (1.36)
                                                                                              ------                 -------
Less distributions from
Net investment income....................................................................        .01                      --
Net realized gain........................................................................        .10                      --
In excess of net realized gain...........................................................        .03                      --
                                                                                              ------                 -------
  Total distributions....................................................................        .14                      --
                                                                                              ------                 -------
Net asset value, end of period...........................................................     $ 9.05                 $  8.64
                                                                                              ======                 =======
Total return(%)..........................................................................       6.40(b)               (13.50)(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................................................     $3,435                 $   611
Ratio of expenses to average daily net assets
  With expense reimbursement and fees paid indirectly(%)(e)..............................       2.20                    2.20(d)
  Without expense reimbursement and fees paid indirectly(%)(e)...........................       7.18                   20.74(d)
Ratio of net investment income to average daily net assets(%)(a).........................        .24                     .52(d)
Portfolio turnover rate(%)...............................................................         14                       0(d)

                      (See Notes to Financial Statements)

                                                                                                                 FOR THE PERIOD
                                                                                             FOR THE            NOVEMBER 1, 1994
                                                                                            YEAR ENDED          (COMMENCEMENT) TO
                                                                                           DECEMBER 31,           DECEMBER 31,
CLASS B                                                                                    ------------         -----------------
SELECTED PER SHARE DATA                                                                        1995                   1994
                                                                                           ------------         -----------------
Net asset value, beginning of period.....................................................     $ 8.64                 $ 10.00
                                                                                              ------                 -------
Income (loss) from investment operations
Net investment loss(a)...................................................................       (.02)                     --
Net gain (loss) on investment transactions (both realized and unrealized)................        .51                   (1.36)
                                                                                              ------                 -------
  Total from investment operations.......................................................        .49                   (1.36)
                                                                                              ------                 -------
Less distributions from
Net realized gain........................................................................        .08                      --
                                                                                              ------                 -------
  Total distributions....................................................................        .08                      --
                                                                                              ------                 -------
Net asset value, end of period...........................................................     $ 9.05                 $  8.64
                                                                                              ======                 =======
Total return(%)..........................................................................       5.62(b)               (13.60)(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................................................     $  945                 $   121
Ratio of expenses to average daily net assets
  With expense reimbursement and fees paid indirectly(%)(e)..............................       2.95                    2.95(d)
  Without expense reimbursement and fees paid indirectly(%)(e)...........................       7.93                   21.49(d)
Ratio of net investment loss to average daily net assets(%)(a)...........................       (.51)                   (.23)(d)
Portfolio turnover rate(%)...............................................................         14                       0(d)


(a)    Net investment income (loss) is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c)    Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e)    Beginning in 1995, total expenses include fees paid indirectly through an expense offset arrangement.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy New Century Fund (the Fund) is a series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A and Class B are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are stated at market value. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect.

     All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees (the Board). Securities so valued amounted to $40,187 (.92% of net assets) and have been noted in the investment portfolio as of December 31, 1995.

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     d. Distributions to shareholders -- Distributions from net investment income and net realized capital gains, if any, are declared and paid in December by the Fund. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B shares over Class A shares. Distributions are paid at the earlier of redemption or the last business day of the year.

     e. Foreign currency translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes differ from the characterization of such distributions determined on a Federal income tax basis.

     f. Deferred organization expenses -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     g. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currencies for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     h. Fees paid indirectly -- The Fund has an arrangement with its custodian whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the period, custody fees were reduced by $6,966 under this arrangement.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of 1.00% of its average daily net assets.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $14,500.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average daily net assets. The voluntary expense limitation may be terminated or revised at any time. Expenses reimbursed by manager reflected in the Statement of Operations consists of required and voluntary reimbursements of $87,348 and $3,878, respectively.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as Administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate of .25% of its average daily net assets. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value of Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares. As a result of this change, the net asset value per share for Class A and Class B are expected to differ.

9. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                                                PERIOD ENDED
                                            YEAR ENDED          DECEMBER 31,
                                        DECEMBER 31, 1995           1994*
                                       --------------------   -----------------
               CLASS A                 SHARES      AMOUNT     SHARES    AMOUNT
-------------------------------------  -------   ----------   ------   --------
Sold.................................  347,829   $3,107,775   71,371   $691,543
Issued on reinvestment of
 distributions.......................    4,320       38,927       57        494
Repurchased..........................  (43,244)    (375,366)    (713)    (6,687)
                                       -------   ----------   ------   --------
Net increase.........................  308,905   $2,771,336   70,715   $685,350
                                       =======   ==========   ======   ========

                                                                PERIOD ENDED
                                            YEAR ENDED          DECEMBER 31,
                                        DECEMBER 31, 1995           1994*
                                       --------------------   -----------------
               CLASS B                 SHARES      AMOUNT     SHARES    AMOUNT
-------------------------------------  -------   ----------   ------   --------
Sold.................................   95,175   $  816,806   14,050   $134,420
Issued on reinvestment of
 distributions.......................      798        7,193      --          --
Repurchased..........................   (5,547)     (49,309)      (7)       (60)
                                       -------   ----------   ------   --------
Net increase.........................   90,426   $  774,690   14,043   $134,360
                                       =======   ==========   ======   ========

* For the period November 1, 1994 (Commencement) to December 31, 1994. At December 31, 1994, MIMI owned 10,000 Class A shares of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy New Century Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the period November 1, 1994 (commencement) to December 31, 1994 and for the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period November 1, 1994 (commencement) to December 31, 1994 and for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

INCF-2-296

DECEMBER 31,1995                                                [IVY FUNDS LOGO]


IVY CANADA FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


Dear Shareholder:

     Ivy Canada Fund has maintained its focus on the natural resources sector and offers investors the opportunity to participate in what we believe are Canada's most important industries and market sectors. In general, resource companies are benefitting from continued world demand, tighter supply conditions, an undervalued Canadian dollar, and most importantly, more profitable commodity prices.
     Because of its concentration in natural resources and industrial commodities, Ivy Canada Fund trailed the Toronto Stock Exchange 300 (TSE 300), its most relevant benchmark, in 1995. For the twelve months ended December 31, 1995, the Fund's total return, on a net asset value basis, was 6.37% as compared to the TSE 300, which was up 17.68% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to the following pages.)
     Paper and forest products remain the Fund's greatest sector weighting. Our research indicates that the industry is experiencing solid earnings and cash flow. Pulp and chip prices have receded recently but we expect prices will firm once inventories are reduced in the coming months. Newsprint margins, at over 30%, are now at their highest level in fifteen years. Given strong balance sheets, we believe the large free cash flow generated could lead to share buy backs, increased dividends, productivity enhancements and more takeovers.
     Copper and aluminum prices have softened recently but our research indicates they remain at very profitable levels. Low inventories for most metals suggest prices should remain firm. The price of gold recently broke out of its trading range. We doubled the Fund's gold exposure and will respond to changes in prices in the context of what we believe is an improved long-term trend. Notwithstanding our outlook for more muted economic growth, we continue to see reasonable opportunity and excellent value in the steel sector.
     The energy sector has been revived by the recent cold weather. Natural gas storage is at an extremely low level, leading to better prices and higher future demand for producers. We believe that oil prices, however, are not likely to rise even with Iraq coming back to the market. Ivy Canada Fund holds significant positions in companies that we believe have strong balance sheets, are demonstrating above average growth, and that are trading below net asset value and at low cash flow multiples.
     In Canada, foreign and domestic investors understandably became preoccupied with the Quebec Referendum, which created selling pressures, but by year-end the stock market had rebounded to pre-Referendum levels.
     Where declining interest rates and growth in technology provided market leadership in 1995, we believe going forward the resource and export-oriented sectors should enjoy a period of better relative performance with a strengthening in world growth. We believe that the Canadian stock market, and Canadian resource companies in particular, should be the direct beneficiary of this growth. This should bode well for Ivy Canada Fund.

Sincerely,



/s/ Michael G. Landry                  /s/ Michael R. Peers
---------------------------            ---------------------------
Michael G. Landry                      Michael R. Peers
President                              Chairman


  BOARD OF TRUSTEES                  LEGAL COUNSEL                     TRANSFER AGENT                       MANAGER
John S. Anderegg, Jr.             Dechert Price & Rhoads            Mackenzie Ivy Investor            Ivy Management, Inc.
   Paul H. Broyhill                    Boston, MA                        Services Corp.                  Boca Raton, FL
  Stanley Channick                                                       P.O. Box 3022
Frank W. DeFriece, Jr.                  OFFICERS                  Boca Raton, FL 33431-0922               DISTRIBUTOR
   Roy J. Glauber            Michael G. Landry, President               1-800-777-6472                 Mackenzie Ivy Funds
  Michael G. Landry        Keith J. Carlson, Vice President                                             Distribution, Inc.
  Michael R. Peers                 C. William Ferris,                      AUDITORS                 Via Mizner Financial Plaza
 Joseph G. Rosenthal              Secretary/Treasurer               Coopers & Lybrand L.L.P.        700 South Federal Highway
 Richard Silverman             Michael R. Peers, Chairman              Fort Lauderdale, FL             Boca Raton, FL 33432
  J. Brendan Swan
                                       CUSTODIAN
                              Brown Brothers Harriman & Co.
                                       Boston, MA

IVY CANADA FUND PERFORMANCE COMMENTARY
For the period ended December 31, 1995, Ivy Canada Fund's total return was 6.37% as compared to the Toronto Stock Exchange 300 (TSE 300), which had a total return of 17.68% for the same period. Unlike Ivy Canada Fund, which is over weighted in resource and commodity stocks, the TSE 300 is weighted more toward banks, financial services companies and other industries, which were the beneficiary of declining interest rates in 1995.

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (11/87)
                            OF A $10,000 INVESTMENT

                                    [CHART]

-----------------------------------------------------------------------------------
                                            IVY CANADA FUND
                                      FOR PERIOD ENDING 12/31/95
                       Class A*-with sales charge           Class B**
                        Average Annual
                         Total Return              Average Annual Total Return
                     --------------------------------------------------------------
                     w/Reimb.    w/o Reimb.        w/Reimb.           w/o Reimb.
                     --------------------------------------------------------------
                                                 w/       w/o        w/       w/o
                                                CDSC      CDSC      CDSC      CDSC
                                              -------------------------------------
 1 Yr.               0.26%        (.08)%       0.74%     5.74%     0.39%     5.39%
-----------------------------------------------------------------------------------
 5 Yr.               3.29%         3.22%         --        --        --        --
-----------------------------------------------------------------------------------
 Since Inception     1.18%         0.71%      (6.49)%   (4.28)%   (6.67)%   (4.47)%
-----------------------------------------------------------------------------------

 *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Canada Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Toronto Stock Exchange 300 is an unmanaged index of Canadian stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

--------------------------------------------------------------------------------

IVY CANADA FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

   COMMON STOCKS AND WARRANTS -- 86.8%        SHARES        VALUE
--------------------------------------------------------------------
BASIC INDUSTRIES -- 6.6%
Camberly Energy, Ltd.(a)..................     157,600   $   132,723
Enscor, Inc.(a)...........................      79,999        64,442
Noranda Inc...............................      10,000       205,961
Nova Corporation..........................      25,000       201,384
Quno Corporation(a).......................      20,000       424,737
Stelco Inc. Series A Convertible(a).......      75,000       329,538
                                                         -----------
                                                           1,358,785
                                                         -----------
CAPITAL GOODS -- 2.8%
CHC Helicopter Corporation Class A........     150,000       576,691
                                                         -----------
CONSUMER NON-DURABLES -- 6.8%
Slater Industries Inc. ...................      38,800       369,375
Stone Consolidated Corp.(a)...............      25,000       320,384
Teck Corp. Class B........................      25,000       487,441
William Resources, Inc.(a)................     300,000       204,313
                                                         -----------
                                                           1,381,513
                                                         -----------
CONSUMER SERVICES -- 0.9%
Acklands Ltd.(a)..........................      15,000       126,323
Hard Suits, Inc.(a).......................      62,000        56,754
                                                         -----------
                                                             183,077
                                                         -----------
ENERGY -- 15.1%
Blue Range Resources(a)...................      43,718       384,179
Canadian Conquest Exploration
  Co. Ltd.(a).............................     776,200       608,205
Denbury Resources(a)......................     101,400       304,449
HCO Ltd. Energy(a)........................     150,000       175,753
Maxx Petroleum Ltd(a).....................      25,200        35,061
Olympia Energy, Inc. Class A(a)...........     725,000       414,119
Penn West Petroleum Ltd.(a)...............      70,000       352,422
Petromet Resources Ltd.(a)................      75,000       216,946
Pointer Exploration(a)....................     100,000       139,138
Torrington Resources Ltd.(a)..............     107,500       301,115
Truax Resources Corp. Class A(a)..........     250,000       164,769
                                                         -----------
                                                           3,096,156
                                                         -----------
ENERGY SERVICES -- 3.1%
Artisan Drilling Ltd......................      45,600       108,529
Ballistic Energy(a).......................     125,000       526,345
                                                         -----------
                                                             634,874
                                                         -----------
MINES & METALS -- 18.6%
Aurex Resources Corporation(a)............     619,800        59,005
Azco Mining, Inc.(a)......................      50,000        45,403
Chase Resource Corporation(a).............     175,000       205,046
Dakota Mining Corp.(a)....................     130,000       190,399
Exall Resources Ltd.(a)...................     300,000       101,058
Golden Knight Resources, Inc.(a)..........     100,000       576,691
Inco Ltd..................................      12,500       413,066
International Curator Resources,
  Ltd.(a).................................      50,000       366,153
Kerr-Addison Mines Ltd....................      20,000       400,937
Novicourt, Inc.(a)........................      30,000       109,846
Princeton Mining Corp.(a).................     389,750       114,166
Princeton Mining Warrants(a)..............     151,800        10,005
Redfern Resources Ltd.(a).................     150,000       197,723
Stampeder Exploration Ltd.(a).............     150,000       659,075
Trimin Enterprises, Inc.(a)...............      63,600       186,299
Western Garnet Company Ltd.(a)............      70,000       174,289
                                                         -----------
                                                           3,809,161
                                                         -----------
PAPER & FOREST -- 13.4%
Ainsworth Lumber Company(a)...............      77,500       411,464
Alliance Forest Products, Inc.(a).........      30,000       527,260
H.J. Forest Products, Inc.(a).............      88,400   $   318,824
Noranda Forest Inc........................      30,000       194,976
St. Laurent Paperboard Inc.(a)............      25,000       334,114
Tembec Inc. Class A(a)....................      22,750       181,177
Timberwest Forest Ltd.....................      40,000       417,414
Weldwood of Canada Ltd....................       4,900       113,928
West Fraser Timber Co. Ltd................      11,000       249,716
                                                         -----------
                                                           2,748,873
                                                         -----------
PRECIOUS METALS -- 9.0%
Aber Resources, Ltd.(a)...................      20,000       126,323
Goldcorp Inc. Class A.....................      40,000       472,337
Orvana Minerals Corporation(a)............     125,000       480,576
Platinova A/S(a)..........................      66,700        85,478
Platinova Resources Ltd.(a)...............     152,000       189,228
REA Gold Corporation(a)...................     225,000       494,306
                                                         -----------
                                                           1,848,248
                                                         -----------
TECHNOLOGY -- 9.9%
Electrohome Ltd. Class Y..................      24,000       190,033
Helix Circuits Inc.(a)....................     300,000        35,152
Offshore Systems International Ltd.(a)....     367,668       686,576
Offshore Systems International
  Ltd. Special Warrants(a)................     150,000       247,153
Semi-Tech Corporation.....................     125,000       869,613
                                                         -----------
                                                           2,028,527
                                                         -----------
TRANSPORTATION -- 0.6%
Canadian Airlines Corporation(a)..........      50,000       122,661
                                                         -----------
TOTAL COMMON STOCKS
  (COST -- $20,053,664)...................                17,788,566
                                                         -----------
SHORT-TERM U.S. GOVERNMENT                         PAR
OBLIGATIONS -- 12.6%                             VALUE
------------------------------------------  ----------
U.S. Treasury Bill, 5.37%, 02/01/96.......  $  100,000        99,544
U.S. Treasury Bill, 5.37%, 02/01/96.......   1,250,000     1,244,289
U.S. Treasury Bill, 5.39%, 02/15/96.......     200,000       198,670
U.S. Treasury Bill, 5.42%, 02/15/96.......     150,000       148,996
U.S. Treasury Bill, 5.36%, 02/22/96.......     600,000       595,416
U.S. Treasury Bill, 5.32%, 03/07/96.......     250,000       247,589
U.S. Treasury Bill, 4.98%, 03/21/96.......      50,000        49,453
                                                         -----------
TOTAL SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (COST -- $2,583,957)........                 2,583,957
                                                         -----------
TOTAL INVESTMENTS -- 99.4%
  (COST -- $22,637,621)(B)................                20,372,523
OTHER ASSETS, LESS LIABILITIES -- 0.6%....                   122,051
                                                         -----------
NET ASSETS -- 100%........................               $20,494,574
                                                         ===========
(a) Non-income producing security.
(b) Cost is approximately the same for Federal income tax purposes.

FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.....................   $ 2,548,165
    Gross unrealized depreciation.....................    (4,813,263)
                                                         -----------
        Net unrealized depreciation...................   $(2,265,098)
                                                         ===========
OTHER INFORMATION:
Purchases and sales of investments (excluding short-term
  obligations) aggregated $3,903,789 and $12,407,625, respectively, for the year ended December 31, 1995.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $22,637,621)..............................................................  $20,372,523
Cash................................................................................................................      164,140
Receivables:
  Fund shares sold..................................................................................................       13,518
  Dividends.........................................................................................................       13,988
  Manager for expense reimbursement.................................................................................        2,924
Deferred organization expenses......................................................................................       27,888
Other assets........................................................................................................        7,557
                                                                                                                      -----------
  Total assets......................................................................................................   20,602,538
                                                                                                                      -----------
LIABILITIES
Payables:
  Distributions to shareholders.....................................................................................       45,312
  Fund shares repurchased...........................................................................................       17,119
  Management and advisory fees......................................................................................       14,563
  12b-1 service and distribution fees...............................................................................        6,785
  Administrative services fee.......................................................................................        1,713
  Fund accounting...................................................................................................        2,613
  Transfer agent....................................................................................................       15,921
Other accrued expenses and liabilities..............................................................................        3,938
                                                                                                                      -----------
  Total liabilities.................................................................................................      107,964
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $20,494,574
                                                                                                                      ===========
CLASS A:
Net asset value and redemption price per share ($19,353,039 / 2,101,262 shares outstanding).........................  $      9.21
                                                                                                                      ===========
Maximum offering price per share ($9.21 x 100 / 94.25)*.............................................................  $      9.77
                                                                                                                      ===========
CLASS B:
Net asset value and offering price per share ($1,141,535 / 123,983 shares outstanding)**............................  $      9.21
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid-in...................................................................................................  $22,485,604
  Accumulated net realized gain on investments and foreign currency transactions....................................      459,535
  Accumulated undistributed net investment loss.....................................................................     (185,467)
  Net unrealized depreciation on investments........................................................................   (2,265,098)
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $20,494,574
                                                                                                                      ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Dividends, net of withholding tax ($19,073).............................................................             $  111,480
  Interest................................................................................................                 37,112
                                                                                                                       ----------
                                                                                                                          148,592
                                                                                                                       ----------
EXPENSES
  Management fee..........................................................................................  $ 96,041
  Advisory fee............................................................................................    67,229
  Transfer agent..........................................................................................   181,036
  Administrative services fee.............................................................................    19,208
  Custodian fees..........................................................................................    21,828
  Blue Sky fees...........................................................................................    41,797
  Auditing and accounting fees............................................................................    25,020
  Shareholder reports.....................................................................................     6,222
  Amortization of organization expenses...................................................................     4,760
  Fund accounting.........................................................................................    32,399
  Trustees' fees..........................................................................................     4,058
  12b-1 service and distribution fees
    Class A...............................................................................................    73,233
    Class B...............................................................................................     8,964
  Legal...................................................................................................    25,150
  Other...................................................................................................    18,942
                                                                                                                       ----------
                                                                                                                          625,887
Expenses reimbursed by manager............................................................................                (63,466)
                                                                                                                       ----------
  Net expenses............................................................................................                562,421
                                                                                                                       ----------
Net investment loss.......................................................................................               (413,829)
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency transactions......................................              1,423,512
  Net unrealized appreciation during the period on investments............................................                 20,707
                                                                                                                       ----------
    Net gain on investment transactions...................................................................              1,444,219
                                                                                                                       ----------
Net increase in net assets resulting from operations......................................................             $1,030,390
                                                                                                                       ==========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        FOR THE      FOR THE SIX
                                                                                                       YEAR ENDED    MONTHS ENDED
                                                                                                      DECEMBER 31,   DECEMBER 31,
                                                                                                      ------------   ------------
                                                                                                          1995           1994
                                                                                                      ------------   ------------
DECREASE IN NET ASSETS
Operations:
  Net investment loss...............................................................................  $  (413,829)   $  (290,722)
  Net realized gain (loss) on investments and foreign currency transactions.........................    1,423,512       (478,598)
  Net unrealized gain (loss) during the period on investments.......................................       20,707     (1,750,459)
                                                                                                      ------------   ------------
    Net increase (decrease) resulting from operations...............................................    1,030,390     (2,519,779)
                                                                                                      ------------   ------------
CLASS A:
Distributions from
  Net realized gain.................................................................................     (519,054)            --
  Capital paid-in...................................................................................           --        (89,672)
                                                                                                      ------------   ------------
    Total distributions to Class A shareholders.....................................................     (519,054)       (89,672)
                                                                                                      ------------   ------------
CLASS B:
Distributions from
  Net realized gain.................................................................................      (23,912)            --
                                                                                                      ------------   ------------
    Total distributions to Class B shareholders.....................................................      (23,912)            --
                                                                                                      ------------   ------------
Fund share transactions (Note 11):
  Net increase (decrease) resulting from Fund share transactions
    Class A.........................................................................................   (4,372,745)    (8,714,477)
    Class B.........................................................................................      343,265        583,879
                                                                                                      ------------   ------------
      Net increase (decrease) resulting from Fund share transactions................................   (4,029,480)    (8,130,598)
                                                                                                      ------------   ------------
Total decrease in net assets........................................................................   (3,542,056)   (10,740,049)
NET ASSETS
  Beginning of period...............................................................................   24,036,630     34,776,679
                                                                                                      ------------   ------------
  End of period.....................................................................................  $20,494,574    $24,036,630
                                                                                                      ============== ===============
Accumulated undistributed net investment loss.......................................................  $  (185,467)   $  (290,722)
                                                                                                      ============== ===============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                      FOR THE        FOR THE SIX                                                FOR THE EIGHT           FOR THE
                     YEAR ENDED      MONTHS ENDED                                               MONTHS ENDED          YEAR ENDED
     CLASS A        DECEMBER 31,     DECEMBER 31,         FOR THE YEAR ENDED JUNE 30,             JUNE 30,            OCTOBER 31,
SELECTED PER SHARE  ------------     ------------     -----------------------------------       -------------         -----------
       DATA             1995             1994          1994          1993          1992             1991                 1990
                    ------------     ------------     -------       -------       -------       -------------         -----------
Net asset value,
 beginning of
 period...........    $   8.90         $   9.85       $ 10.04       $  7.43       $  8.89          $  8.55              $ 10.53
                    ------------     ------------     -------       -------       -------       -------------         -----------
Income (loss) from
 investment
 operations
Net investment
 income (loss)....        (.19)(a)         (.11)         (.11)         (.01)         (.12)            (.03)                 .02
Net gain (loss) on
 investment
 transactions
 (both realized
 and
 unrealized)......         .75             (.81)          .24          3.35         (1.34)             .41                (1.98)
                    ------------     ------------     -------       -------       -------       -------------         -----------
 Total from
   investment
   operations.....         .56             (.92)          .13          3.34         (1.46)             .38                (1.96)
                    ------------     ------------     -------       -------       -------       -------------         -----------
Less distributions
 from
Net investment
 income...........          --               --            --            --            --               --                  .02
Net realized
 gain.............         .25               --           .31           .73            --              .04                   --
Capital paid-in...          --              .03           .01            --            --               --                   --
                    ------------     ------------     -------       -------       -------       -------------         -----------
 Total
  distributions...         .25              .03           .32           .73            --              .04                  .02
                    ------------     ------------     -------       -------       -------       -------------         -----------
Net asset value,
 end of period....    $   9.21         $   8.90       $  9.85       $ 10.04       $  7.43          $  8.89              $  8.55
                    ================ ================= ========     ========      ========      ================      ==============
Total return(%)...        6.37(b)         (9.38)(c)      1.05(b)      47.10(b)     (16.42)(b)         6.59(b)(d)         (18.69)(b)
RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period (in
 thousands).......    $ 19,353         $ 23,296       $34,549       $30,971       $11,280          $14,369              $14,268
Ratio of expenses
 to average
 daily net
 assets(%)........        2.90(e)          2.44(d)       2.05          2.63          2.70             2.78(d)              2.89
Ratio of net
 investment income
 (loss)
 to average daily
 net assets(%)....       (2.13)(a)        (1.85)(d)     (1.09)        (1.41)        (1.39)            (.52)(d)              .16
Portfolio turnover
 rate(%)..........          21               36(d)         62            32             2                4(d)                 0

                      (See Notes to Financial Statements)

                                                                                                                  FOR THE PERIOD
                                                                                                                  APRIL 1, 1994
                                                                         FOR THE            FOR THE SIX           (COMMENCEMENT)
                                                                        YEAR ENDED          MONTHS ENDED                TO
                                                                       DECEMBER 31,         DECEMBER 31,             JUNE 30,
CLASS B                                                                ------------         ------------         ----------------
SELECTED PER SHARE DATA                                                    1995                 1994                   1994
                                                                       ------------         ------------         ----------------
Net asset value, beginning of period.................................     $ 8.90               $ 9.85                 $10.16
                                                                          ------               ------                 ------
Income (loss) from investment operations
Net investment loss..................................................       (.20)(a)             (.09)                  (.02)
Net (gain) loss on investment transactions (both realized and
 unrealized).........................................................        .71                 (.86)                  (.29)
                                                                          ------               ------                 ------
 Total from investment operations....................................        .51                 (.95)                  (.31)
                                                                          ------               ------                 ------
Less distributions from
Net realized gain....................................................        .20                   --                     --
                                                                          ------               ------                 ------
 Total distributions.................................................        .20                   --                     --
                                                                          ------               ------                 ------
Net asset value, end of period.......................................     $ 9.21               $ 8.90                 $ 9.85
                                                                       ================     =================    ===================
Total return(%)......................................................       5.74(b)             (9.64)(c)              (3.05)(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............................     $1,142               $  741                 $  227
Ratio of expenses to average daily net assets(%).....................       3.50(e)              3.03(d)                2.68(d)
Ratio of net investment loss to average daily net assets(%)..........      (2.73)(a)            (2.44)(d)              (1.72)(d)
Portfolio turnover rate..............................................         21                   36(d)                  62

(a)      Net investment loss is net of expenses reimbursed by manager.

(b)      Total return does not reflect a sales charge.

(c)      Total return represents aggregate total return and does not reflect a sales charge.

(d)      Annualized.

(e)      The ratio of expenses to average daily net assets is net of expenses reimbursed by manager. Without the expense reimbursement, the ratio of expenses to average daily net assets would have been 3.23% and 3.83% for Class A and
         Class B, respectively, for the year ended December 31, 1995.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Canada Fund (the Fund) (formerly Mackenzie Canada Fund d/b/a Ivy Canada
Fund), is a series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A and Class B are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. Debt securities (other than commercial paper and short-term obligations) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Board.

     b. Restricted securities -- The Fund may invest in securities which are restricted as to public sale. Such assets are valued at fair value as determined in good faith by the Valuation Committee of the Board. The risk of investing in such securities is generally greater than the risk of investing in securities of widely held, publicly traded companies. At December 31, 1995, the Fund held 150,000 Offshore Systems International Limited Special Warrants, which were acquired on October 1, 1995 at a cost of $189,732, with a determined value of $247,153 (1.2% of net assets). The underlying securities were registered for public sale on February 9, 1996.

     c. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     d. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $34,000 as of June 30, 1995, which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2003.

     e. Distributions to shareholders -- Distributions from net investment income and net realized capital gains, if any, are declared in June. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B over Class A shares. Distributions are paid at the earlier of redemption or the last designated day of the taxable year. An additional distribution may be declared in December, if necessary, to comply with requirements imposed by the Tax Reform Act of 1986.

     f. Foreign currency translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes differ from the characterization of such distributions determined on a Federal income tax basis.

     g. Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     h. Deferred organization expenses -- Expenses incurred by the Fund in connection with issuing Class B shares have been deferred and are being amortized on a straight-line basis over a five-year period.

     i. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. MANAGEMENT AND DISTRIBUTION

     Effective February 1, 1995, the Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of .50% of its average daily net assets. The Fund paid MIMI, the previous manager, $9,423 for January 1995.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $7,824.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. In addition, the Manager may voluntarily reimburse a Fund's expenses. Expenses reimbursed by manager reflected in the Statement of Operations consist of a required reimbursement.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average daily net asset value. Class A shares are also subject to an ongoing distribution fee at an annual rate of .15% of the average daily net asset value of Class A shares. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value attributable to Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. INVESTMENT ADVISORY SERVICES

     Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Advisor of the Fund. MFC is the parent of MIMI. For its services, MFC receives a monthly fee at the annual rate of .35% of the Fund's average daily net assets. The fee is collected from the Fund and remitted to MFC by MIMI.

8. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

9. ACQUISITION OF MACKENZIE CANADA FUND

     On February 1, 1995, the Fund acquired the net assets (valued at $19,896,976) of Mackenzie Canada Fund (MCF) d/b/a Ivy Canada Fund, adopted by the Board September 29, 1994, and approved by MCF's shareholders on January 27, 1995. The acquisition was accomplished by a tax-free exchange, based on values computed as of the close of January 31, 1995, of 2,513,884 (NAV $7.91) shares (2,427,796 Class A and 86,088 Class B) of the Fund for 2,513,884 (NAV $7.91)
shares (2,427,796 Class A and 86,088 Class B) of MCF outstanding. MCF's net assets at that date of $19,896,976 including $631,992 net realized capital loss and $4,664,975 unrealized depreciation on investments, were combined with the Fund for total net assets after acquisition of $19,896,992.

10. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares. As a result of this change, the net asset value per share of Class A and Class B are expected to differ.

11. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                  YEAR ENDED               SIX MONTHS ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS A             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................     926,528   $  8,132,834      159,996   $  1,571,015
Issued on reinvestment of
 distributions...........      46,215        419,175        7,472         66,504
Repurchased..............  (1,490,048)   (12,924,754)  (1,058,167)   (10,351,996)
                           ----------   ------------   ----------   ------------
Net decrease.............    (517,305)  $ (4,372,745)    (890,699)  $ (8,714,477)
                           ============ ============== ============ ==============

                                  YEAR ENDED               SIX MONTHS ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS B             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................      73,447   $    630,818       61,464   $    596,736
Issued on reinvestment of
 distributions...........       2,291         20,775           --             --
Repurchased..............     (35,009)      (308,328)      (1,304)       (12,857)
                           ----------   ------------   ----------   ------------
Net increase.............      40,729   $    343,265       60,160   $    583,879
                           ============ ============== ============ ==============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Canada Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

ICF-2-296

DECEMBER 31, 1995                                               [IVY FUNDS LOGO]


IVY GROWTH FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


Dear Shareholder:

         During 1995 the domestic financial markets were extremely favorable for both equity and fixed income investors. Moderate economic growth, coupled with an absence of inflationary pressure, paved the way for lower interest rates. In January of 1996 the Federal Reserve Board once again lowered the discount rate, marking the third such cut since last summer. At the same time that rates were declining, the economy remained strong enough for most companies to report respectable earnings growth. This combination of declining interest rates, a favorable inflation outlook, and earnings growth created a positive environment for the US stock market. Against this backdrop, for the twelve months ended December 31, 1995, Ivy Growth Fund posted a total return of 27.33% on a net asset value basis. Although Ivy Growth Fund did show a strong gain in 1995, its performance trailed the Standard & Poor's 500 (S&P 500) Index, which had a total return of 37.52% for the twelve months ended December 31, 1995. (For the Fund's total return with sales charge and performance commentary, please refer to the following pages.)
         Believing that growth of the US economy will be moderate and that the Federal Reserve Board will lower interest rates even further, the manager of Ivy Growth Fund focused on companies that are more economically sensitive than were most of the market leaders. In 1995, these stocks did not participate in the market rally as significantly as did some other sectors. However, given the 0.25% cut in interest rates by the Federal Reserve Board in January 1996 and anticipated additional cuts, we believe these stocks should perform well in 1996.
         Technology stocks were market leaders in 1995, and contributed to the Fund's positive performance. Internet stocks and related areas such as network computing and data communications experienced extra demand on top of already high growth rates. Within the health care sector, biotech stocks were notably strong performers in 1995.
         To take advantage of opportunities that we believe exist outside the US, we have allocated a portion of the Fund accordingly. Our research tells us that selective European economies should do well in the future, particularly given the outlook for lower interest rates and a stronger US dollar. We have also invested in the high growth nations of Asia.
         We continue to have a positive outlook for US equity markets. Corporate profits and cash flows, on balance, have been better than expected and the interest rate environment is supportive of stocks.

Sincerely,


/s/ Michael G. Landry                            /s/ Michael R. Peers
--------------------------------                 ------------------------------
Michael G. Landry                                Michael R. Peers
President                                        Chairman


    BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                    MANAGER
  John S. Anderegg, Jr.            Dechert Price & Rhoads             Mackenzie Ivy Investor          Ivy Management, Inc.
     Paul H. Broyhill                    Boston, MA                       Services Corp.                 Boca Raton, FL
     Stanley Channick                                                     P.O. Box 3022
  Frank W. DeFriece, Jr.                  OFFICERS                  Boca Raton, FL 33431-0922              DISTRIBUTOR
      Roy J. Glauber            Michael G. Landry, President              1-800-777-6472               Mackenzie Ivy Funds
    Michael G. Landry         Keith J. Carlson, Vice President                                         Distribution, Inc.
     Michael R. Peers                C. William Ferris,                      AUDITORS              Via Mizner Financial Plaza
   Joseph G. Rosenthal              Secretary/Treasurer              Coopers & Lybrand L.L.P.       700 South Federal Highway
    Richard Silverman            Michael R. Peers, Chairman            Fort Lauderdale, FL            Boca Raton, FL 33432
     J. Brendan Swan
                                         CUSTODIAN
                               Brown Brothers Harriman & Co.
                                         Boston, MA


IVY GROWTH FUND PERFORMANCE COMMENTARY
Ivy Growth Fund performed well in 1995 with a total return of 27.33% on a net asset value basis. For the same period the Standard and Poor's 500 index was up 37.52%. The outperformance of the S&P 500 is indicative of the difference in investment strategies employed by the Fund versus the make up of the S&P 500 index. Ivy Growth Fund seeks to take advantage of investment opportunities outside the U.S. In general, these markets trailed the US market in 1995. The S&P 500 primarily includes large capitalization domestic stocks.

                     10-YEAR PERFORMANCE COMPARISONS OF THE
                          FUND OF A $10,000 INVESTMENT

                                   [CHART]

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Growth Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Lipper Average Growth Fund represents the performance of the average growth fund as measured by Lipper Analytical Services, Inc. The S&P 500 is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

                                  FIFTEEN YEAR
                             CUMULATIVE PERFORMANCE

                                   [CHART]

            The chart above reflects performance without the maximum sales charge of 5.75%. With sales charge the cumulative fifteen year performance was 633.76%.

                                            IVY GROWTH FUND
                                      FOR PERIOD ENDING 12/31/95
                       Class A*-with sales charge           Class B**
                        Average Annual
                         Total Return              Average Annual Total Return
                    w/Reimb.    w/o Reimb.         w/Reimb.           w/o Reimb.
                                                 w/       w/o        w/       w/o
                                                CDSC      CDSC      CDSC      CDSC
 1 Yr.               20.01%       20.01%       21.13%    26.13%    21.13%    26.13%
 5 Yr.               12.46%       12.40%         --        --        --        --
10 Yr.               11.09%       11.06%         --        --        --        --
 Since Inception     10.57%       10.56%        9.12%    10.34%     9.01%    10.24%

 *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

IVY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

         COMMON STOCKS -- 97.1%              SHARES        VALUE
-------------------------------------------------------------------------
BASIC INDUSTRIES -- 8.6%
AKZO Nobel(c)............................      12,000   $  1,387,602
Barrick Gold Corporation.................      27,500        725,313
BASF AG(c)...............................       3,800        846,564
Bayer AG(c)..............................       2,300        607,015
Bethlehem Steel Corporation(a)...........      75,000      1,040,625
Cemex S.A.(c)............................     118,750        420,974
Cypress-Amax Minerals Inc................      40,000      1,045,000
Dow Chemical Company.....................      10,000        703,750
Du Pont(E.I.) De Numours & Company.......      25,000      1,746,875
Fletcher Challenge Ltd.(c)...............     839,286      1,844,809
Harsco Corporation.......................      50,000      2,906,250
Holderbank Financiere Glaris AG(a)(c)....         760        582,842
Inco Ltd. ADR(c).........................      30,000        993,750
Inland Steel Industries, Inc.............      10,000        250,000
Lubrizol Corporation.....................      20,000        557,500
Lyondell Petrochemical Company...........      22,800        518,700
Phelps Dodge Corp........................      40,000      2,485,000
RTZ Corporation(Registered)(a)(c)........     100,000      1,454,070
Semen Gresik -- For Reg(c)...............     110,000        307,894
Trelleborg AB B Free Shares(c)...........     139,300      1,499,480
USG Corporation(a).......................       9,000        270,000
Union Carbide Corp. Holding Co...........      25,000        937,500
Weirton Steel Corporation(a).............      60,000        240,000
Weyerhaeuser Co..........................      40,000      1,725,000
                                                        ------------
                                                          25,096,513
                                                        ------------

BUSINESS SERVICES -- 0.8%
Corporate Express, Inc.(a)...............      13,000        388,375
Dendrite International, Inc(a)...........      20,600        370,800
Gartner Group, Inc(a)....................       7,500        359,063
Medaphis Corp.(a)........................      12,000        444,000
Quick Response Services, Inc(a)..........      19,000        349,125
Wescott Communications(a)................      40,000        550,000
                                                        ------------
                                                           2,461,363
                                                        ------------
CAPITAL GOODS -- 8.9%
AGCO Corporation.........................      45,000      2,295,000
American Standard Companies, Inc(a)......      50,000      1,400,000
BW/IP Holding, Inc. .....................      60,000        990,000
Caterpillar Inc. ........................      35,000      2,056,250
Cincinnati Milacron, Inc. ...............     122,500      3,215,625
Fluor Corp. .............................      20,000      1,320,000
Foamex International, Inc.(a)............     180,000      1,327,500
Foster Wheeler Corporation...............      70,000      2,940,000
Ingersoll-Rand Company...................      10,000        350,000
Johnson Controls, Inc. ..................      50,000      3,437,500
Jurong Shipyard Limited(c)...............      70,000        539,413
Schneider, S.A.(c).......................      24,000        821,427
Tecumseh Products Company................      25,000      1,293,750
Tenneco, Inc.............................      81,800      4,059,325
                                                        ------------
                                                          26,045,790
                                                        ------------
CONGLOMERATES -- 2.9%
Benpres Holdings Corporation(a)(c).......      57,000        285,000
Cheung Kong(c)...........................     333,000      2,028,361
Fidelity Advisor Korea Fund(a)...........      80,000        850,000
Guangdong Investments(c).................   1,600,000        962,173
Hanson PLC ADR(c)........................      65,000        991,250
Jardine Matheson Holdings Ltd.(c)........      75,200        515,120
Jardine Strategic Holdings Ltd.(c).......     171,562        524,980
Jardine Strategic Holding
  Warrants(a)(c).........................      19,062          6,100
Metro Pacific Corporation(a)(c)..........   1,500,000        277,354
Pacific Dunlop Ltd.(c)...................     215,000        503,367
Swire Pacific Ltd. Class A(c)............     184,000      1,427,740
                                                        ------------
                                                           8,371,445
                                                        ------------
CONSUMER DURABLES -- 4.7%
Brunswick Corp. .........................     100,000   $  2,287,500
Electrolux AB(c).........................      12,500        512,814
General Motors Corp. ....................      50,000      2,606,250
Goodyear Tire & Rubber Company...........      40,000      1,800,000
PT Astra International(a)(c).............     142,000        294,992
Peugeot Citroen(c).......................       6,200        818,892
Singer Company NV(The)...................      60,000      1,672,500
Standard-Pacific Corp. ..................     321,500      2,009,375
Volkswagen A.G.(c).......................       5,300      1,772,395
                                                        ------------
                                                          13,774,718
                                                        ------------
CONSUMER NON-DURABLES -- 8.3%
Buenos Aires Embotelladora S.A.(c).......      26,400        544,500
Cadbury Schweppes PLC(c).................     150,000      1,238,524
Canadaigua Wine Company, Inc. Class
  A(a)...................................      15,000        489,375
Grand Metropolitan PLC ADR(c)............      26,776        769,810
Hasbro, Inc..............................      50,000      1,550,000
Hunter Douglas NV(a)(c)..................       6,400        296,660
Mattel, Inc..............................      50,000      1,537,500
Nabisco Holdings Corporation Class A.....      90,000      2,925,000
Nestle S.A. -- Registered(c).............       2,013      2,225,813
PepsiCo, Inc.............................      60,000      3,345,000
Premark International, Inc. .............      50,000      2,531,250
S.M.H. AG -- Bearer(c)...................       2,000      1,195,841
Tsingtao Brewery Series H(c).............   1,176,000        272,233
Unilever N.V. -- ADR(c)..................      14,100      1,984,575
Warnaco Group, Inc. Class A..............     135,000      3,375,000
                                                        ------------
                                                          24,281,081
                                                        ------------
CONSUMER SERVICES -- 12.1%
American Stores Co. .....................      80,000      2,140,000
Bell & Howell Holdings Company(a)........      15,600        436,800
Boston Chicken, Inc.(a)..................      34,000      1,092,250
Callaway Golf Company....................      75,000      1,696,875
Carnival Corp. Class A...................     111,000      2,677,875
Cuc International Inc.(a)................      22,500        767,813
Department 56, Inc.(a)...................      20,500        784,125
Eckerd Corporation(a)....................      50,000      2,212,500
Federated Department Stores, Inc.(a).....      60,000      1,650,000
Filmes Lusomundo S.A.
  Preferred Shares(c)....................      26,200        242,473
Galeries Lafayette(c)....................         860        209,945
General Nutrition Companies, Inc.(a).....      43,200      1,009,800
Harte-Hanks Communications...............      90,000      1,766,250
Helicopter Line Ltd(The)(c)..............     421,000        908,253
Hollywood Entertainment
  Corporation(a).........................      19,500        168,188
K-Mart Corporation(a)....................     100,000        712,500
Micro Warehouse Inc.(a)..................      19,200        830,400
News Corporation Ltd(c)..................     400,000      1,870,020
OfficeMax, Inc(a)........................      23,550        526,931
Paging Network Inc.(a)...................      40,000        975,000
Rio Hotel and Casino, Inc.(a)............      50,000        593,750
Robinson Department Store
  Public Company Limited(c)..............     147,100        274,461
Royal Caribbean Cruises Ltd..............      60,000      1,320,000
Scandinavian Broadcasting
  System S.A.(a).........................      11,000        240,625
Sports Authority, Inc(c).................      25,000        509,375
Starbucks Corporation(a).................      30,000        630,000
Station Casinos, Inc.(a).................      25,000        365,625
Stewart Enterprises Inc Class A..........      14,000        518,000
TRM Copy Centers Corporation(a)..........      69,000        724,500
Tandy Corp...............................      65,000      2,689,375
Toys "R" Us, Inc.(a).....................      65,000      1,413,750


                      (See Notes to Financial Statements)

IVY GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

              COMMON STOCKS                  SHARES        VALUE
------------------------------------------------------------------------
U.S. Industries, Inc(a)(c)...............       3,200   $     58,800
Viacom Inc. Class A(a)...................      45,000      2,131,875
Viking Office Products, Inc.(a)..........       5,000        232,500
Wal-Mart Stores, Inc.....................      50,000      1,118,750
                                                        ------------
                                                          35,499,384
                                                        ------------

ENERGY -- 6.3%
Amerada Hess Corp........................      40,000      2,120,000
Ashland Inc..............................      45,000      1,580,625
Grasso Corp. Warrants Class B(a).........     507,086         31,693
Helmerich & Payne, Inc. .................      53,500      1,591,625
Kaneb Services, Inc.(a)..................     125,000        296,875
Kerr-McGee Corp..........................      15,000        950,625
Norsk Hydro A.S. ADR(c)..................      37,500      1,570,313
Parker & Parsley Petroleum Co. ..........      65,000      1,430,000
Schlumberger Ltd.........................      65,000      4,501,250
Societe Nationale Elf Aquitaine(c).......      20,000      1,475,362
Total Compagnie Francaise des
  Petroles(c)............................      41,155      1,399,270
Union Pacific Resources Group............      30,000        757,500
YPF Sociedad Anonima(c)..................      30,000        648,750
                                                        ------------
                                                          18,353,888
                                                        ------------
FINANCIAL SERVICES -- 16.7%
ABN Amro Bank(c).........................      17,400        792,451
Advanta Corporation Class B..............      24,000        873,000
AMBAC, Inc. .............................      35,000      1,640,625
American International Group Inc.........      42,000      3,885,000
Arab Malaysian Corporation Berhad(c).....      89,000        322,400
Banc One Corp............................      44,000      1,661,000
Bank of Ireland(c).......................     108,000        788,554
Banque Nationale De Paris(c).............      33,000      1,490,431
BHC Financial, Inc.......................      75,000      1,350,000
Capital Real Estate Corp.................      14,000        428,750
Comerica Inc.............................      75,000      3,009,375
Credit Acceptance Corporation(a).........       7,200        149,400
Crop Growers Corporation(a)..............      35,000        490,000
CS Holding AG(c).........................      12,500      1,280,871
DBS Land Limited(a)(c)...................     157,000        530,548
DCB Holdings Berhad(c)...................     103,000        300,114
Donaldson, Lufkin & Jenrette, Inc(a).....      50,000      1,562,500
Equitable Companies, Inc.................      75,000      1,800,000
Exel Limited.............................      43,000      2,623,000
Federal Home Loan Mortgage Corp..........      35,000      2,922,500
Federal National Mortgage Association....      25,000      3,103,125
Great Western Financial..................      35,000        892,500
Green Tree Financial Corp. ..............      51,400      1,355,675
HSBC Holdings PLC(c).....................     115,997      1,755,144
Internationale Nederlanden Groep NV(c)...      11,131        743,421
Krung Thai Bank Public
  Company Ltd.(a)(c).....................      75,000        306,669
Land & General Bhd(a)(c).................     150,000        324,842
MBIA Inc.................................      25,000      1,868,750
NationsBank Corporation..................      41,300      2,875,513
PennCorp Financial, Inc..................      66,200      1,944,625
Peregrine Investment Holdings(c).........     828,000      1,070,805
Providian Corp...........................      46,000      1,868,750
Risk Capital Holdings, Inc.(a)...........      35,000        818,125
SPS Transaction Services, Inc.(a)........      22,400        663,600
Transport Holdings, Inc.(a)..............         100          4,075
Travelers, Inc...........................      20,000      1,257,500
                                                        ------------
                                                          48,753,638
                                                        ------------
HEALTHCARE -- 7.9%
American Medical Response, Inc.(a).......      25,100        815,750
Arbor Health Care Company(a).............      24,200        423,500
Astra AB B Free Shares(c)................      40,000      1,583,795
Autoimmune, Inc(a).......................      15,000        168,750
Baxter International Inc.................      50,000   $  2,087,500
Biochem Pharma, Inc(a)...................      12,000        481,500
Columbia/HCA Healthcare Corp.............      60,000      3,045,000
Community Health Systems, Inc.(a)........      15,000        534,375
Dura Pharmaceuticals, Inc.(a)............      39,000      1,355,250
Elan Corp., PLC ADR(a)(c)................      21,000      1,021,125
Genzyme Corp. -- General Division(a).....      18,000      1,122,750
Genzyme Corp. -- Tissue Repair(a)........       3,105         49,292
Glaxo Holdings PLC ADR(c)................      26,000        734,500
Humana, Inc(a)...........................      75,000      2,053,125
Integrated Health Services, Inc..........     100,000      2,500,000
Liposome Company, Inc.(a)................      75,000      1,500,000
Omnicare, Inc............................      17,600        789,800
Orthodontic Centers of America, Inc(a)...      19,000        916,750
PhyCor, Inc.(a)..........................      11,525        582,733
Sepracor, Inc(a).........................      25,000        459,375
Steris Corp.(a)..........................       6,000        193,500
Trinity Biotech PLC ADR
  Warrants A(a)(c).......................      60,000        112,500
Trinity Biotech PLC ADR
  Warrants B(a)(c).......................      30,000         39,375
Vivra, Inc.(a)...........................      19,500        489,938
                                                        ------------
                                                          23,060,183
                                                        ------------
INDUSTRIAL -- 3.5%
General Electric Company.................      80,000      5,750,000
Lyonnaise Des Eaux -- Dumez(c)...........       9,200        886,894
Sensormatic Electronics Corporation......     115,000      1,998,125
United Waste Systems Inc(a)..............      20,000        740,000
Waste Management International
  PLC(a)(c)..............................      96,400      1,036,300
                                                        ------------
                                                          10,411,319
                                                        ------------
TECHNOLOGY -- 11.1%
3Com Corporation(a)......................      17,950        836,919
Altera Corporation(a)....................       5,000        248,125
Ascend Communications, Inc(a)............       4,500        365,625
Broadway & Seymour, Inc(a)...............      10,000        162,500
Cabletron Systems, Inc(a)................      30,000      2,430,000
Cascade Communications, Corp.(a).........       4,500        382,500
Cidco, Inc(a)............................       8,000        204,000
Compaq Computer Corporation(a)...........      15,000        712,500
Cornerstone Imaging Inc(a)...............      16,500        239,250
FileNet Corporation(a)...................      17,000        799,000
FTP Software, Inc.(a)....................      17,000        493,000
Glenayre Technologies, Inc(a)............       5,000        311,250
Hewlett-Packard Company..................      25,000      2,093,750
Informix Corporation(a)..................      48,200      1,446,000
Intel Corp...............................      50,000      2,837,500
Integrated Device Technology, Inc.(a)....      29,600        384,800
International Business Machines Corp.....      30,000      2,737,500
Intersolv(a).............................      14,000        180,250
Lam Research Corporation(a)..............       5,000        228,750
Madge, NV(a).............................      29,000      1,297,750
Microsoft Corporation(a).................      20,000      1,757,500
Motorola, Inc. ..........................      30,000      1,710,000
Netmanage, Inc.(a).......................      43,800      1,018,350
Open Environment Corporation(a)..........      15,000        206,250
Oracle Systems Corp.(a)..................      25,200      1,067,850
Pairgain Technologies, Inc(a)............      25,500      1,396,125
Progress Software Corp.(a)...............      15,000        562,500
Spectrian Corporation(a).................      10,000        222,500
Stratacom, Inc(a)........................      15,500      1,139,250
Symantec Corporation(a)..................      13,000        302,250
Synopsys, Inc(a).........................      13,000        494,000
T-Netix Corporation(a)...................      30,000        300,000
Texas Instruments, Inc...................      20,000      1,035,000
Transaction Network Services, Inc.(a)....      42,500      1,062,500



(See Notes to Financial Statements)

IVY GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

              COMMON STOCKS                  SHARES        VALUE
---------------------------------------------------------------------
U.S. Robotics, Inc.......................       9,000   $    789,750
Veritas Software Corporation(a)..........      12,000        456,000
VideoServer, Inc(a)......................       8,000        252,000
Xilinx, Inc.(a)..........................       7,000        213,500
                                                        ------------
                                                          32,376,294
                                                        ------------
TELEPHONE & ELECTRIC -- 4.3%
Empresa Nacional de
  Electricidad -- ADR(c).................      21,900      1,253,775
Telecomunicacoes Brasileiras
  S.A.Telebras(c)........................      35,300      1,672,338
Telefonica de Argentina -- ADS(c)........      36,400        991,900
Telefonica de Espana S.A. -- ADR(c)......      39,200      1,641,500
Telefonos De Mexico, S.A.
  de C.V. -- ADR(c)......................      35,000      1,115,625
Vodafone Group PLC -- ADR(c).............      90,000      3,172,500
WorldCom, Inc(a).........................      80,000      2,820,000
                                                        ------------
                                                          12,667,638
                                                        ------------
TRANSPORTATION -- 1.0%
Brambles Industries Limited(c)...........     138,000      1,538,530
Offshore Logistics, Inc.(a)..............      62,577        790,035
Shanghai Haixing Shipping Company(c).....   2,950,000        198,383
Wisconsin Central Transportation
  Corporation(a).........................       5,000        328,750
                                                        ------------
                                                           2,855,698
                                                        ------------
TOTAL COMMON STOCKS
  (COST -- $232,312,512).................                284,008,952
                                                        ------------
                                                  PAR
COMMERCIAL PAPER -- 3.8%                        VALUE
-----------------------------------------  ----------
General Electric Capital, 5.96%,
  01/03/96...............................  $7,957,000      7,954,370
Prudential Funding, 5.51%, 01/05/96......   3,156,000      3,154,071
                                                        ------------
TOTAL COMMERCIAL PAPER
  (COST -- $11,108,441)..................                 11,108,441
                                                        ------------
TOTAL INVESTMENTS -- 100.9%
  (COST -- $243,420,953)(B)..............                295,117,393
OTHER ASSETS, LESS
  LIABILITIES -- (0.9%)..................                 (2,493,977)
                                                        ------------
NET ASSETS -- 100%.......................               $292,623,416
                                                        ============

ADR  --   American Depository Receipt
ADS  --   American Depository Share
NV   --   Non-voting
(a) Non-income producing security.
(b) Cost is approximately the same for Federal income
    tax purposes.
(c) Foreign security.
FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $ 65,281,377
    Gross unrealized depreciation....................    (13,584,937)
                                                        ------------
        Net unrealized appreciation..................   $ 51,696,440
                                                        ============
OTHER INFORMATION:
Purchases and sales of securities other than short-term obligations aggregated $107,842,687 and $137,821,856, respectively, for the year ended December 31, 1995.

    FORWARD CONTRACTS
       (CURRENCY/           PRINCIPAL      VALUE OF        UNREALIZED
 EXPIRATION/COMMITMENT)      AMOUNT       OBLIGATION      DEPRECIATION
-----------------------------------------------------------------------
Deutsche Marks/
  March 96/Sell.......... 3,186,390 US    $ 3,203,900      $  (17,510)
French Francs/
  March 96/Sell.......... 6,905,294 US      7,026,647        (121,353)
Netherland Guilders/
  March 96/Sell.......... 5,544,125 US      5,580,921         (36,796)
Swiss Francs/
  March 96/Sell.......... 5,217,847 US      5,217,847         (62,463)
                                         -------------   --------------
Total forward foreign
  currency contracts
  sold...................                 $21,029,315      $ (238,122)
                                         =============   ===============

Transactions in written put and call options during the year ended December 31, 1995 were:

                                            NUMBER OF   PREMIUMS
                                            CONTRACTS     PAID
                                            ---------   ---------
Outstanding at December 31, 1994..........       --     $     --
  Contracts written.......................      400      273,791
  Contracts closed........................     (400)    (273,791 )
                                            ---------   ---------
Outstanding at December 31, 1995..........       --     $     --
                                            =========== ==========

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $243,420,953)...........................................................   $295,117,393
Receivables:
 Fund shares sold.................................................................................................        105,719
 Dividends and interest...........................................................................................        414,992
Deferred organization expenses....................................................................................        127,739
Other assets......................................................................................................         69,653
                                                                                                                     ------------
 Total assets.....................................................................................................    295,835,496
                                                                                                                     ------------
LIABILITIES
Payables:
 Open forward foreign currency contracts..........................................................................        238,122
 Investments purchased............................................................................................        967,109
 Fund shares repurchased..........................................................................................         14,922
 Management fee...................................................................................................        207,521
 12b-1 service and distribution fees..............................................................................         14,522
 Administrative services fee......................................................................................         24,414
 Fund accounting..................................................................................................          8,625
 Transfer agent...................................................................................................        100,491
Due to custodian..................................................................................................      1,616,215
Other accrued expenses and liabilities............................................................................         20,139
                                                                                                                     ------------
 Total liabilities................................................................................................      3,212,080
                                                                                                                     ------------
NET ASSETS........................................................................................................   $292,623,416
                                                                                                                      ===========
CLASS A:
Net asset value and redemption price per share ($289,954,224 / 17,310,761 shares outstanding).....................   $      16.75
                                                                                                                      ===========
Maximum offering price per share ($16.75 x 100 / 94.25)*..........................................................   $      17.77
                                                                                                                      ===========
CLASS B:
Net asset value and offering price per share ($2,669,192 / 159,356 shares outstanding)**..........................   $      16.75
                                                                                                                      ===========
NET ASSETS CONSIST OF:
 Capital paid-in..................................................................................................   $241,253,772
 Accumulated net realized loss on investments and foreign currency transactions...................................       (114,013)
 Accumulated undistributed net investment income..................................................................         25,339
 Net unrealized appreciation (depreciation) on
   Investments....................................................................................................     51,696,440
   Forward foreign currency contracts.............................................................................       (238,122)
                                                                                                                     ------------
NET ASSETS........................................................................................................   $292,623,416
                                                                                                                      ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
 Dividends, net of withholding tax...................................................................                 $ 4,326,377
 Interest............................................................................................                     778,306
                                                                                                                      -----------
                                                                                                                        5,104,683
                                                                                                                      -----------
EXPENSES
 Management fee......................................................................................   $2,278,390
 Transfer agent fee..................................................................................    1,104,622
 Administrative services fee.........................................................................      268,046
 Custodian fees......................................................................................       85,974
 Blue Sky fees.......................................................................................       42,565
 Auditing and accounting fees........................................................................       63,423
 Shareholder reports.................................................................................       31,194
 Amortization of organization expenses...............................................................       37,652
 Fund accounting.....................................................................................      103,945
 Trustees' fees......................................................................................        4,667
 12b-1 service and distribution fees
   Class A...........................................................................................      115,730
   Class B...........................................................................................       20,164
 Legal fees..........................................................................................       19,896
 Other...............................................................................................      104,108
                                                                                                                      -----------
                                                                                                                        4,280,376
Expenses reimbursed by manager.......................................................................                     (11,680)
                                                                                                                      -----------
 Net expenses........................................................................................                   4,268,696
                                                                                                                      -----------
Net investment income................................................................................                     835,987
                                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
 Net realized gain (loss) on
   Investments.......................................................................................                  15,442,096
   Put and call options..............................................................................                    (345,250)
   Forward foreign currency contracts................................................................                    (370,468)
 Net unrealized appreciation (depreciation) during the period on
   Investments.......................................................................................                  49,271,083
   Forward foreign currency contracts................................................................                    (149,842)
                                                                                                                      -----------
   Net gain on investment transactions...............................................................                  63,847,619
                                                                                                                      -----------
Net increase in net assets resulting from operations.................................................                 $64,683,606
                                                                                                                       ==========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                                                     1995                1994
                                                                                                 ------------        ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income........................................................................   $    835,987        $    807,045
 Net realized gain (loss) on
   Investments and foreign currency transactions..............................................     15,071,628          11,845,586
   Put and call options.......................................................................       (345,250)                 --
 Net unrealized appreciation (depreciation) during the period on
   Investments................................................................................     49,271,083         (19,924,462)
   Forward foreign currency contracts.........................................................       (149,842)            (88,280)
                                                                                                 ------------        ------------
   Net increase (decrease) resulting from operations..........................................     64,683,606          (7,360,111)
                                                                                                 ------------        ------------
CLASS A:
Distributions from
 Net investment income........................................................................       (393,729)           (807,045)
 Net realized gain............................................................................    (14,615,580)        (11,779,194)
 In excess of net realized gain...............................................................       (521,353)            (43,751)
                                                                                                 ------------        ------------
   Total distributions to Class A shareholders................................................    (15,530,662)        (12,629,990)
                                                                                                 ------------        ------------
CLASS B:
Distributions from
 Net realized gain............................................................................       (110,798)            (66,392)
 In excess of net realized gain...............................................................         (9,479)            (16,053)
                                                                                                 ------------        ------------
   Total distributions to Class B shareholders................................................       (120,277)            (82,445)
                                                                                                 ------------        ------------
Fund share transactions (Note 10):
 Net increase (decrease) resulting from
   Fund share transactions
   Class A....................................................................................      9,822,759         (17,126,549)
   Class B....................................................................................        922,346           1,447,070
                                                                                                 ------------        ------------
     Net increase (decrease) resulting from Fund share transactions...........................     10,745,105         (15,679,479)
                                                                                                 ------------        ------------
Total increase (decrease) in net assets.......................................................     59,777,772         (35,752,025)
NET ASSETS
   Beginning of period........................................................................    232,845,644         268,597,669
                                                                                                 ------------        ------------
   End of period..............................................................................   $292,623,416        $232,845,644
                                                                                                  ===========         ===========
Accumulated undistributed net investment income...............................................   $     25,339        $     36,618
                                                                                                  ===========         ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                   FOR THE YEAR ENDED DECEMBER 31,
                              CLASS A                                ------------------------------------------------------------
                      SELECTED PER SHARE DATA                          1995         1994         1993         1992         1991
                                                                     --------     --------     --------     --------     --------
Net asset value, beginning of period...............................  $  13.91     $  15.14     $  14.98     $  16.91     $  14.41
                                                                     --------     --------     --------     --------     --------
  Income (loss) from investment operations
  Net investment income............................................       .05(a)       .05(a)       .10(a)       .17(a)       .27
  Net gain (loss) on investment transactions
    (both realized and unrealized).................................      3.73         (.49)        1.74          .70         4.12
                                                                     --------     --------     --------     --------     --------
    Total from investment operations...............................      3.78         (.44)        1.84          .87         4.39
                                                                     --------     --------     --------     --------     --------
  Less distributions from
  Net investment income............................................       .02          .05          .10          .15          .27
  Net realized gain................................................       .89          .74         1.58         2.65         1.62
  In excess of net realized gain...................................       .03           --           --           --           --
                                                                     --------     --------     --------     --------     --------
    Total distributions............................................       .94          .79         1.68         2.80         1.89
                                                                     --------     --------     --------     --------     --------
Net asset value, end of period.....................................  $  16.75     $  13.91     $  15.14     $  14.98     $  16.91
                                                                     ========     ========     ========     ========     ========
Total return(%)(b).................................................     27.33        (2.97)       12.29         5.21        30.76

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........................  $289,954     $231,446     $268,533     $226,068     $231,706
Ratio of expenses to average daily net assets
  With expense reimbursement(%)....................................      1.59         1.38         1.33         1.32           --
  Without expense reimbursement(%).................................      1.60         1.49         1.43         1.40         1.29
Ratio of net investment income to average daily net assets(%)......       .32(a)       .32(a)       .64(a)       .98(a)      1.60
Portfolio turnover rate(%).........................................        41           39           77(c)       138           79

                                                                                                                  FOR THE PERIOD
                                                                                                                 OCTOBER 23, 1993
                                                                                             FOR THE              (COMMENCEMENT)
                                                                                           YEAR ENDED                   TO
                                                                                          DECEMBER 31,             DECEMBER 31,
                                       CLASS B                                         -------------------       ----------------
                               SELECTED PER SHARE DATA                                  1995         1994              1993
                                                                                       ------       ------       ----------------
Net asset value, beginning of period.................................................  $13.91       $15.14            $16.42
                                                                                       ------       ------            ------
  Income (loss) from investment operations
  Net investment loss(a).............................................................    (.08)        (.04)               --
  Net gain (loss) on investment transactions (both realized and unrealized)..........    3.71         (.54)              .37
                                                                                       ------       ------            ------
    Total from investment operations.................................................    3.63         (.58)              .37
                                                                                       ------       ------            ------
  Less distributions from
  Net investment income..............................................................      --           --               .07
  Net realized gain..................................................................     .73          .52              1.58
  In excess of net realized gain.....................................................     .06          .13                --
                                                                                       ------       ------            ------
    Total distributions..............................................................     .79          .65              1.65
                                                                                       ------       ------            ------
Net asset value, end of period.......................................................  $16.75       $13.91            $15.14
                                                                                       ======       ======       ================
Total return(%)......................................................................   26.13(b)     (3.90)(b)          2.34(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............................................  $2,669       $1,399            $   65
Ratio of expenses to average daily net assets
  With expense reimbursement(%)......................................................    2.55         2.34              2.31(e)
  Without expense reimbursement(%)...................................................    2.56         2.45              2.44(e)
Ratio of net investment loss to average daily net assets(%)(a).......................    (.64)        (.64)             (.33)(e)
Portfolio turnover rate(%)...........................................................      41           39                77(c)

(a)   Net investment income (loss) is net of expenses reimbursed by manager.
(b)   Total return does not reflect a sales charge.
(c)   The portfolio turnover rate excludes sales of portfolio securities made following the February 1, 1993 reorganization between the Fund and American Investors Growth Fund, Inc. to realign the Fund's portfolio and reflects an adjustment to the monthly average value of the portfolio securities owned by the Fund during the year ended December 31, 1993.
(d)   Total return represents aggregate total return and does not reflect a sales charge.
(e)   Annualized.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Growth Fund (the Fund) is a series of shares of beneficial interest of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A and Class B are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Board of Trustees (the Board).

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Options -- The Fund may write (sell) exchange-listed and over-the-counter call and put options on indices. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security or currency at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the Fund writes a put option, it gives the purchaser of the put option the right to sell the underlying security or currency to the Fund at the exercise price at any time during the option period, generally ranging up to nine months.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security or currency to the option holder or purchase the underlying security or currency from the option holder at the exercise price. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call or put option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked quotations or at the most recent asked quotation if no bid and asked quotations are available. Over the counter written options are valued at the most recent asked quotation.

     In addition, the Fund may purchase, singly and in combination, call and put options on indices. Exchange traded purchased options are valued at the last sales price or, in the absence of a sale, the mean between the closing bid and asked quotations or at the most recent bid quotation if no bid and asked quotations are available. Over-the-counter purchased options are valued at the most recent bid quotation.

     d. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income and excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,220,668 as capital gain dividends for its taxable year ended December 31, 1995.

     e. Distributions to shareholders -- Distributions from net investment income and net realized capital gains, if any, are declared and paid in December by the Fund. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B shares over Class A shares. Distributions are paid at the earlier of redemption or the last business day of the year.

     f. Foreign currency translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes differ from the characterization of such distributions determined on a Federal income tax basis.

     g. Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     h. Deferred organization expenses -- Expenses incurred by the Fund in connection with issuing Class B shares have been deferred and are being amortized on a straight-line basis over a five-year period.

     i. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, investments in forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of .85% of its average daily net assets.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $23,327.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. IMI agreed to limit the Fund's total fund operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.35% of the Fund's average daily net assets through January 31, 1995. Effective February 1, 1995 the voluntary expense limitation was terminated. Expenses reimbursed by manager reflected in the Statement of Operations consists of a voluntary reimbursement.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as Administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average daily net asset value of shares issued after December 31, 1991. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value attributable to Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. ACQUISITION OF MACKENZIE AMERICAN FUND

     On April 1, 1995, the Fund acquired the net assets (valued at $22,845,039) of Mackenzie American Fund (MAF), approved by MAF's shareholders on March 31, 1995. The acquisition was accomplished by a tax-free exchange, based on values computed as of the close of business on March 31, 1995 of 1,558,771 (NAV $14.66) shares (1,556,917 Class A and 1,854 Class B) of the Fund for 2,170,282 (NAV $10.53) shares (2,167,700 Class A and 2,582 Class B) of MAF outstanding. MAF's net assets at that date, including $604,631 unrealized appreciation on investments, were combined with the Fund for total net assets after acquisition of $264,077,723.

9. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares. As a result of this change, the net asset value per share of Class A and Class B are expected to differ.

10. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS A             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................   1,293,661   $ 20,326,652    1,323,910   $ 19,936,311
Issued in connection with
 the acquisition of
 Mackenzie American
 Fund....................   1,556,917     22,817,867           --             --
Issued on reinvestment of
 distributions...........     854,211     14,217,886      833,591     11,531,667
Repurchased..............  (3,036,434)   (47,539,646)  (3,247,273)   (48,594,527)
                           ----------   ------------   ----------   ------------
Net increase (decrease)..     668,355   $  9,822,759   (1,089,772)  ($17,126,549)
                           ============ ============== ============ ==============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS B             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................     274,170   $  4,147,548      194,721   $  2,883,525
Issued in connection with
 the acquisition of
 Mackenzie American
 Fund....................       1,854         27,172           --             --
Issued on reinvestment of
 distributions...........       7,166        119,052        4,303         59,514
Repurchased..............    (224,460)    (3,371,426)    (102,695)    (1,495,969)
                           ----------   ------------   ----------   ------------
Net increase.............      58,730   $    922,346       96,329   $  1,447,070
                           ============ ============== ============ ==============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Growth Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, were audited by other auditors, whose report, dated January 31, 1992, expressed an unqualified opinion on the selected per share data and ratios.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the report of other auditors, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

IGF-2-296

DECEMBER 31, 1995                                             [IVY FUNDS LOGO]

IVY
INTERNATIONAL
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

     [PHOTO]

  Throughout the
    centuries,
the castle keep has
   been a source
of long-range vision
   and strategic
    advantage.

Dear Shareholder:

     Consistency remains the underlying theme of Ivy International Fund. The investment landscape has not changed significantly; global inflation remains low and economic growth is slowing in the US and Europe. Within this environment, Ivy International Fund again outperformed its most relevant benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) index. For the twelve months ended December 31, 1995, the Fund's total return, on a net asset value basis, was 12.65%. EAFE returned 11.28% for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following pages.)
     We believe a slowing economy in Europe will speed further interest rate cuts, which would be positive for Ivy International Fund's interest-rate sensitive stocks. And, at long last, it appears the US dollar is strengthening against most European currencies and the Japanese yen. The strengthening of the dollar remains one of our key investment themes and we have positioned the Fund to benefit from this trend.
     Our research indicates that the economies of Asia are continuing to expand. The Fund has committed 24% of its assets to the Far East. The greatest weighting is in Japan (7%). Ivy International Fund also has a 6% allocation in Hong Kong. Lower interest rates in the US provided a favorable environment for asset appreciation in Hong Kong. This is because the Hong Kong dollar is pegged to the US dollar and monetary policy in the US essentially dictates monetary policy in Hong Kong.
     Prolonged negative investor sentiment regarding emerging markets lingered in the first half of 1995. But later in the year, we saw evidence that the tide had turned as investors began returning to these markets. And this momentum has carried forward to 1996. High-growth nations, such as Argentina and Brazil, have had a particularly good start to the new year. Our research suggests that both countries have embraced economic reform and offer excellent long-term growth potential. They have made great strides in lowering inflation and privatizing government-run enterprises--two key ingredients for economic growth. We have added to our holdings in both these countries.
     We believe that Ivy International Fund is positioned to benefit from lower interest rates in Europe, a strengthening US dollar and a resurgence of stock markets in emerging economies. Our research suggests that these investment themes have already begun to unfold,and so we encourage investors to take advantage of the window of opportunity that we believe now exists.

Sincerely,

/s/ Michael G. Landry                /s/ Michael R. Peers
Michael G. Landry                    Michael R. Peers
President                            Chairman

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhil
Stanley Channick
Frank W. DeFriece, Jr
Roy J. Glauber
Michael G. Landry
Michael R. Peers
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, President
Keith J. Carlson, Vice President
C. William Ferris,
Secretary/Treasurer
Michael R. Peers, Chairman

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Mackenzie Ivy Investor
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
1-800-777-6472

AUDITORS
Coopers & Lybrand L.L.P.
Fort Lauderdale, FL

MANAGER
Ivy Management, Inc.
Boca Raton, FL

DISTRIBUTOR
Mackenzie Ivy Funds
Distribution, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, FL 33432

IVY INTERNATIONAL FUND PERFORMANCE COMMENTARY
In 1995 Ivy International Fund outperformed its most relevant benchmark, the Morgan Stanley Capital International Europe Australasia, Far East (EAFE) index. The total return of the Fund, without sales charge, was 12.65% versus 11.28% for EAFE. The difference in performance is attributable to a difference in country weightings between the Fund and EAFE.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/86) OF A $10,000
                                   INVESTMENT

                                   [CHART]

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy International Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index. The Lipper Average International Index represents the performance of the average international fund as measured by Lipper Analytical Services, Inc.
Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A and Class I shares.

                              THREE- AND FIVE-YEAR
                            CUMULATIVE PERFORMANCE+

                                   [CHART]
                              (Through 12/31/95)
            +The chart above reflects performance without the maximum sales charge of 5.75%. With sales charges the three-year and five-year performance was 63.69% and 91.54% respectively.

------------------------------------------------------------------
                                             IVY INTERNATIONAL FUND
                                           FOR PERIOD ENDING 12/31/95
                  Class A*-with sales charge       Class B**                     Class I
                    Average Annual
                     Total Return                    Average Annual Total Return
                             ----------------------------------------------------------------
                    w/         w/o            w/               w/o            w/         w/o
                  Reimb.     Reimb.         Reimb.            Reimb.        Reimb.     Reimb.
                             ------------------------------------------------------
                                         w/       w/o      w/       w/o
                                        CDSC     CDSC     CDSC     CDSC
                                       ---------------------------------
 1 Yr.             6.17%      6.17%     6.62%   11.62%    6.62%   11.62%    12.85%     12.85%
----------------------------------------------------------------------------------------------
 5 Yr.            13.88%     13.86%      --       --       --       --        --         --
----------------------------------------------------------------------------------------------
 Since Inception   14.42%    14.41%     8.57%   10.21%    8.57%   10.21%    10.41%     10.41%
----------------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

IVY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

       COMMON STOCKS -- 89.6%           SHARES             VALUE
--------------------------------------------------------------
AFRICA -- 6.1%
------------------------------------
SOUTH AFRICA -- 6.1%
Anglo American Corporation of South
  Africa Ltd. ADR...................      150,000       $  9,037,500
Gencor Limited ADR..................    1,800,000          6,131,250
Malbak GDS -- NPV (Reg S)ADR........      480,000          3,300,000
Malbak Limited ORD ADR 144A.........      526,760          3,650,447
Pepkor Limited ADR 144A REGD........      315,000          3,931,200
South African Breweries
  Limited ADR.......................      223,609          8,133,777
                                                        ------------
                                                          28,052,924
                                                        ------------
SOUTH AMERICA -- 5.0%
------------------------------------
ARGENTINA -- 2.5%
Telecom de Argentina S.A. Class
  B(a)..............................      625,000          2,949,558
Telefonica de Argentina S.A. Class
  B.................................    1,250,000          3,374,494
YPF ADR Class D.....................      350,000          7,568,750
                                                        ------------
                                                          13,892,802
                                                        ------------
BRAZIL -- 2.5%
Petrobras Registered NV.............  100,000,000          8,538,505
Telebras Registered NV..............  120,000,000          5,778,075
                                                        ------------
                                                          14,316,580
                                                        ------------
ASIA/PACIFIC -- 23.8%
------------------------------------
AUSTRALIA -- 3.5%
Ampolex Limited(a)..................      720,000          1,573,314
CRA Limited.........................      322,500          4,731,649
News Corp. Ltd. ADR.................      380,000          8,122,500
Pasminco Limited....................      550,000            674,501
Western Mining Corporation
  Holdings..........................      400,000          2,559,757
Western Mining Holdings ADR.........       82,812          2,163,464
                                                        ------------
                                                          19,825,185
                                                        ------------
HONG KONG -- 5.8%
Cheung Kong (Holdings) Ltd. ........    1,250,000          7,613,967
China Light & Power.................    1,500,000          6,905,917
Hong Kong Telecommunications
  Ltd. .............................    4,743,200          8,465,071
Swire Pacific Class A...............    1,000,000          7,759,457
Television Broadcasting Ltd. .......      321,000          1,143,686
Tsingtao Brewery Company Ltd.,
  Series H..........................    3,850,000            891,238
                                                        ------------
                                                          32,779,336
                                                        ------------
SOUTH KOREA -- 0.5%
Hyundai Motor Company
  ADR 144A REGD.....................      200,000          3,000,000
                                                        ------------
MALAYSIA -- 3.4%
Malayan Banking Berhad..............      600,000          5,055,715
Sime Darby Berhad...................    3,000,000          7,973,383
Telekom Malaysia Berhad.............      800,000          6,236,957
                                                        ------------
                                                          19,266,055
                                                        ------------
JAPAN -- 7.3%
Bridgestone Corp. ..................      450,000          7,147,700
Canon Inc. .........................      400,000          7,244,552
Fuji Photo Film ORD.................      270,000          7,792,736
Matsushita Electric Industrial
  Co. ..............................      450,000          7,322,034
Nintendo Corp Ltd. .................       20,000          1,520,581
Sega Enterprises....................       18,000            993,705
Sony Corp. .........................      150,000          8,992,736
                                                        ------------
                                                          41,014,044
                                                        ------------
RUSSIA -- 0.0%
Mosenergo ADR 144A(a)...............       10,000       $     78,750
                                                        ------------
SINGAPORE -- 3.3%
Jardine Matheson Holdings Ltd. .....      471,355          3,228,782
Jurong Shipyard Limited.............      400,000          3,082,361
Keppel Corporation Ltd. ............      750,000          6,680,806
United Overseas Bank
  Foreign Registered................      607,920          5,844,971
                                                        ------------
                                                          18,836,920
                                                        ------------
EUROPE -- 54.7%
------------------------------------
DENMARK -- 1.7%
Novo Nordisk AS -- Class "B"........       70,000          9,579,113
                                                        ------------
FRANCE -- 11.2%
BIC.................................       60,000          6,109,180
Banque Nationale de Paris...........      150,000          6,774,688
Canal Plus..........................       30,920          5,803,427
Compagnie Financiere de Paribas.....       96,147          5,278,158
Credit National.....................       41,203          3,032,730
Eurotunnel S.A.(a)..................    3,000,000          4,078,920
Lyonnaise des Eaux-Dumez............       71,071          6,851,355
Michelin Class B (Registered).......      200,000          7,986,097
Rhone Poulenc S.A. .................      250,000          5,361,889
Roussel Uclaf.......................       35,000          5,939,481
TOTAL Compagnie Francaise des
  Petroles(a).......................       89,522          6,049,278
                                                        ------------
                                                          63,265,203
                                                        ------------
NETHERLANDS -- 5.1%
Heineken NV.........................       41,562          7,372,078
Hunter Douglas NV...................       68,425          3,171,712
Internationale Nederlanden
  Groep NV CVA......................       99,446          6,641,836
Nedlloyd............................      200,000          4,535,628
Royal Dutch Petroleum ADR(a)........       50,000          7,056,250
                                                        ------------
                                                          28,777,504
                                                        ------------
NORWAY -- 2.7%
Kvaerner Industrier Series A........      150,000          5,308,376
Norsk Hydro Sponsored ADR...........      140,000          5,862,500
Saga Petroleum Series A Free........      300,000          4,004,980
                                                        ------------
                                                          15,175,856
                                                        ------------
SPAIN -- 2.4%
Banco Intercontinental..............       80,000          7,769,013
BCO Bilboa Vizcaya Registered.......      100,000          3,596,460
Telefonica de Espana S.A............      150,000          2,073,931
                                                        ------------
                                                          13,439,404
                                                        ------------
SWEDEN -- 7.5%
AGA AB Series "B" Free..............      500,000          6,812,430
Astra AB "A" Free(a)................      100,000          3,989,600
Electrolux..........................      200,000          8,205,026
Ericsson L.M. Telephone
  Series "B" Free...................      308,000          6,028,060
Kinnevik AB "B" Free................      175,000          5,466,881
Trelleborg AB "B" Free..............      300,000          3,229,318
Volvo AB "B" Free...................      400,000          8,189,971
                                                        ------------
                                                          41,921,286
                                                        ------------


                      (See Notes to Financial Statements)

IVY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

           COMMON STOCKS                SHARES             VALUE


------------------------------------------------------------------------------
SWITZERLAND -- 11.7%
Ciba-Geigy Registered..............         8,744       $  7,690,780
CS Holding Bearer..................        77,035          7,893,751
Electowatt Bearer..................        25,000          9,142,114
Nestle AG Registered...............         9,000          9,951,473
SCHW Ruckversicher Registered......         6,655          7,739,177
SGS Holdings Bearer................         5,000          9,922,010
Sulzer AG Registered...............        10,775          6,162,478
Swiss Bank Corporation Bearer......        17,000          6,938,475
Von Roll AG Registered(a)..........        11,200            223,224
                                                        ------------
                                                          65,663,482
                                                        ------------

           COMMON STOCKS
----------------------------------------------------------------------------
SWITZERLAND -- 11.7%
Ciba-Geigy Registered..............
CS Holding Bearer..................
Electowatt Bearer..................
Nestle AG Registered...............
SCHW Ruckversicher Registered......
SGS Holdings Bearer................
Sulzer AG Registered...............
Swiss Bank Corporation Bearer......
Von Roll AG Registered(a)..........
UNITED KINGDOM -- 12.4%
Barclay's Bank ORD.................       422,628          4,851,905
Barclay's Bank 144A REGD...........        32,365            371,561
British Gas plc....................     2,000,000          7,891,753
British Petroleum ORD..............       728,347          6,093,037
British Petroleum 144A REGD........        28,655            239,715
British Telecommunications plc.....     1,000,000          5,499,371
Cadbury Schweppes plc ADR..........       237,889          7,909,809
Forte ORD plc......................     1,800,000          9,241,739
Guinness plc.......................     1,000,000          7,355,797
Royal Bank Scotland Group ORD......       739,596          7,299,712
RTZ Corporation (Registered).......       502,019          6,732,895
Smithkline Beecham PLC ADR.........       120,000          6,660,000
                                                        ------------
                                                          70,147,294
                                                        ------------
TOTAL COMMON STOCKS
  (COST -- $412,172,409)...........                      505,162,988
                                                        ------------
                                              PAR
CONVERTIBLE BONDS -- 2.4%                   VALUE
-----------------------------------  ------------
BCP Bank & Trust, 8.75%,
  05/21/02(c)......................     6,000,000          8,124,752
JSC Oil Company (Lukoil),
  0.00%, 04/06/96(a)...............  $  2,360,000          1,970,600
Liberty Life, 6.50%, 09/30/04......     2,500,000          3,312,500
                                                        ------------
TOTAL CONVERTIBLE BONDS
  (COST -- $12,933,997)............                       13,407,852
                                                        ------------

                                          PAR
 COMMERCIAL PAPER -- 7.4%                VALUE              VALUE
--------------------------------------------------------------------
American Express,
  5.61%, 01/02/96..................  $ 18,725,000       $ 18,754,178
General Electric Capital,
  5.91%, 01/04/96..................    10,305,000         10,311,763
Prudential Funding, 5.65%,
  01/03/96.........................    12,525,000         12,530,902
                                                        ------------
TOTAL COMMERCIAL PAPER
  (COST -- $41,596,843)............                       41,596,843
                                                        ------------
TOTAL INVESTMENTS -- 99.4%
  (COST -- $466,703,249)(B)........                      560,167,683
OTHER ASSETS, LESS LIABILITIES --
  0.6%.............................                        3,491,937
                                                        ------------
NET ASSETS -- 100%.................                     $563,659,620
                                                        ============
ADR      --  American Depository Receipt
NV       --  Non-voting
ORD      --  Ordinary
REGD     --  Registered

(a) Non-income producing security.
(b) Cost is approximately the same for Federal income tax purposes.
(c) Par Value is European Currency Unit denominated.

FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation................       $117,706,871
    Gross unrealized depreciation................        (24,242,437)
                                                        ------------
        Net unrealized appreciation..............       $ 93,464,434
                                                        ============
OTHER INFORMATION:

Purchases and sales of securities other than short-term obligations aggregated $251,145,377 and $20,980,059, respectively, for the year ended December 31, 1995.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $466,703,249)............................................................  $560,167,683
Cash...............................................................................................................     1,418,240
Receivables:
  Fund shares sold.................................................................................................     1,759,267
  Dividends and interest...........................................................................................     1,105,266
Deferred organization expenses.....................................................................................        65,148
Other assets.......................................................................................................        23,927
                                                                                                                     ------------
  Total assets.....................................................................................................   564,539,531
                                                                                                                     ------------
LIABILITIES
Payables:
  Distributions to shareholders....................................................................................        13,803
  Fund shares repurchased..........................................................................................        53,076
  Management fee...................................................................................................       452,754
  12b-1 service and distribution fees..............................................................................        84,971
  Administrative services fee......................................................................................        50,954
  Fund accounting..................................................................................................         7,501
  Transfer agent...................................................................................................        74,473
Other accrued expenses and liabilities.............................................................................       142,379
                                                                                                                     ------------
  Total liabilities................................................................................................       879,911
                                                                                                                     ------------
NET ASSETS.........................................................................................................  $563,659,620
                                                                                                                     ============
CLASS A:
Net asset value and redemption price per share ($475,989,436 / 15,519,433 shares outstanding)......................  $      30.67
                                                                                                                     ============
Maximum offering price per share ($30.67 x 100 / 94.25)*...........................................................  $      32.54
                                                                                                                     ============
CLASS B:
Net asset value and offering price per share ($74,650,460 / 2,433,772 shares outstanding)**........................  $      30.67
                                                                                                                     ============
CLASS I:
Net asset value, offering price, and redemption price per share ($13,019,724 / 424,505 shares outstanding).........  $      30.67
                                                                                                                     ============
NET ASSETS CONSIST OF:
  Capital paid-in..................................................................................................  $470,231,185
  Accumulated net realized loss on investments and foreign currency transactions...................................       (41,822)
  Accumulated undistributed net investment income..................................................................         5,823
  Net unrealized appreciation on investments.......................................................................    93,464,434
                                                                                                                     ------------
NET ASSETS.........................................................................................................  $563,659,620
                                                                                                                     ============

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Dividends, net of withholding tax ($326,643).........................................................               $ 6,955,702
  Interest.............................................................................................                 2,910,827
                                                                                                                      -----------
                                                                                                                        9,866,529
                                                                                                                      -----------
EXPENSES
  Management fee.......................................................................................  $3,948,456
  Transfer agent.......................................................................................     590,068
  Administrative services fee..........................................................................     387,795
  Custodian fees.......................................................................................     446,898
  Blue Sky fees........................................................................................      44,404
  Auditing and accounting fees.........................................................................      47,153
  Shareholder reports..................................................................................      23,659
  Amortization of organization expenses................................................................      21,161
  Fund accounting......................................................................................      91,612
  Trustees' fees.......................................................................................       3,913
  12b-1 service and distribution fees
    Class A............................................................................................     281,215
    Class B............................................................................................     474,670
  Legal................................................................................................      12,937
  Other................................................................................................      62,938
                                                                                                                      -----------
Total expenses.........................................................................................                 6,436,879
                                                                                                                      -----------
Net investment income..................................................................................                 3,429,650
                                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency transactions...................................                 1,769,828
  Net unrealized appreciation during the period on investments.........................................                44,011,142
                                                                                                                      -----------
    Net gain on investment transactions................................................................                45,780,970
                                                                                                                      -----------
Net increase in net assets resulting from operations...................................................               $49,210,620
                                                                                                                      ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                                                          1995           1994
                                                                                                      ------------   ------------
INCREASE IN NET ASSETS
Operations:
  Net investment income.............................................................................  $  3,429,650   $    509,018
  Net realized gain on investments and foreign currency transactions................................     1,769,828      9,797,620
  Net unrealized appreciation (depreciation) during the period on investments.......................    44,011,142     (3,477,115)
                                                                                                      ------------   ------------
    Net increase resulting from operations..........................................................    49,210,620      6,829,523
                                                                                                      ------------   ------------
CLASS A:
Distributions from
  Net investment income.............................................................................    (3,301,120)      (504,421)
  Net realized gain.................................................................................    (1,495,008)    (8,685,612)
  In excess of net realized gain....................................................................      (423,723)            --
  Capital paid-in...................................................................................            --       (104,268)
                                                                                                      ------------   ------------
    Total distributions to Class A shareholders.....................................................    (5,219,851)    (9,294,301)
                                                                                                      ------------   ------------
CLASS B:
Distributions from
  Net investment income.............................................................................       (26,475)            --
  Net realized gain.................................................................................      (233,428)      (953,027)
  In excess of net realized gain....................................................................       (69,587)            --
  Capital paid-in...................................................................................            --        (25,414)
                                                                                                      ------------   ------------
    Total distributions to Class B shareholders.....................................................      (329,490)      (978,441)
                                                                                                      ------------   ------------
CLASS I:
Distributions from
  Net investment income.............................................................................      (102,055)        (4,597)
  Net realized gain.................................................................................       (41,392)      (158,981)
  In excess of net realized gain....................................................................       (12,102)            --
  Capital paid-in...................................................................................            --         (7,498)
                                                                                                      ------------   ------------
    Total distributions to Class I shareholders.....................................................      (155,549)      (171,076)
                                                                                                      ------------   ------------
Fund share transactions (Note 9):
  Net increase resulting from Fund share transactions
    Class A.........................................................................................   208,491,878     59,544,072
    Class B.........................................................................................    39,727,936     28,162,385
    Class I.........................................................................................     7,284,014      5,172,157
                                                                                                      ------------   ------------
      Net increase resulting from Fund share transactions...........................................   255,503,828     92,878,614
                                                                                                      ------------   ------------
Total increase in net assets........................................................................   299,009,558     89,264,319
NET ASSETS
  Beginning of period...............................................................................   264,650,062    175,385,743
                                                                                                      ------------   ------------
  End of period.....................................................................................  $563,659,620   $264,650,062
                                                                                                      ============   ============
Accumulated undistributed net investment income.....................................................  $      5,823   $         --
                                                                                                      ============   ============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS(A)

                                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                         CLASS A                                           --------------------------------------
                                 SELECTED PER SHARE DATA                                     1995           1994           1993
                                                                                           --------       --------       --------
Net asset value, beginning of period.....................................................  $  27.60       $  27.71       $  18.88
                                                                                           --------       --------       --------
 Income (loss) from investment operations
 Net investment income...................................................................       .25            .07            .12
 Net gain (loss) on investment transactions (both realized and unrealized)...............      3.22           1.01           9.01
                                                                                           --------       --------       --------
   Total from investment operations......................................................      3.47           1.08           9.13
                                                                                           --------       --------       --------
 Less distributions from
 Net investment income...................................................................       .25            .07            .08
 Net realized gain.......................................................................       .12           1.11            .22
 In excess of net realized gain..........................................................       .03             --             --
 Capital paid-in.........................................................................        --            .01             --
                                                                                           --------       --------       --------
   Total distributions...................................................................       .40           1.19            .30
                                                                                           --------       --------       --------
Net asset value, end of period...........................................................  $  30.67       $  27.60       $  27.71
                                                                                           ==========     ==========     ==========
Total return(%)(c).......................................................................     12.65           3.92          48.37
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................................................  $475,989       $229,586       $172,539
Ratio of expenses to average daily net assets(%).........................................      1.52           1.58           1.61
Ratio of net investment income to average daily net assets(%)............................       .97            .30            .56
Portfolio turnover rate(%)...............................................................         6              7             19


                                         CLASS A
                                 SELECTED PER SHARE DATA                                     1992          1991
                                                                                           --------       -------
Net asset value, beginning of period.....................................................  $  19.37       $ 16.98
                                                                                           --------       -------
 Income (loss) from investment operations
 Net investment income...................................................................       .27(b)        .26
 Net gain (loss) on investment transactions (both realized and unrealized)...............      (.26)         2.61
                                                                                           --------       -------
   Total from investment operations......................................................       .01          2.87
                                                                                           --------       -------
 Less distributions from
 Net investment income...................................................................       .27           .26
 Net realized gain.......................................................................       .23           .22
 In excess of net realized gain..........................................................        --            --
 Capital paid-in.........................................................................        --            --
                                                                                           --------       -------
   Total distributions...................................................................       .50           .48
                                                                                           --------       -------
Net asset value, end of period...........................................................  $  18.88       $ 19.37
                                                                                           ==========     ========
Total return(%)(c).......................................................................       .07         16.93
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................................................  $109,637       $97,486
Ratio of expenses to average daily net assets(%).........................................      1.71(d)       1.64
Ratio of net investment income to average daily net assets(%)............................      1.36(b)       1.50
Portfolio turnover rate(%)...............................................................        20            27

                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 23, 1993
                                                                                     FOR THE YEAR ENDED         (COMMENCEMENT) TO
                                                                                        DECEMBER 31,              DECEMBER 31,
                                     CLASS B                                        ---------------------       -----------------
                             SELECTED PER SHARE DATA                                 1995          1994               1993
                                                                                    -------       -------       -----------------
Net asset value, beginning of period..............................................  $ 27.60       $ 27.71            $ 25.86
                                                                                    -------       -------             ------
 Income from investment operations
 Net investment income (loss).....................................................      .01          (.10)              (.01)
 Net gain on investment transactions (both realized and unrealized)...............     3.20           .91               2.12
                                                                                    -------       -------             ------
   Total from investment operations...............................................     3.21           .81               2.11
                                                                                    -------       -------             ------
 Less distributions from
 Net investment income............................................................      .01            --                .04
 Net realized gain................................................................      .10           .90                .22
 In excess of net realized gain...................................................      .03            --                 --
 Capital paid-in..................................................................       --           .02                 --
                                                                                    -------       -------             ------
   Total distributions............................................................      .14           .92                .26
                                                                                    -------       -------             ------
Net asset value, end of period....................................................  $ 30.67       $ 27.60            $ 27.71
                                                                                    ========      ========      ============
Total return(%)...................................................................    11.62(c)       2.96(c)            7.65(e)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........................................  $74,650       $30,143            $ 2,846
Ratio of expenses to average daily net assets(%)..................................     2.44          2.50               2.59(f)
Ratio of net investment income (loss) to average daily net assets(%)..............      .05          (.62)              (.42)(f)
Portfolio turnover rate(%)........................................................        6             7                 19

                                                                                                                 FOR THE PERIOD
                                                                                             FOR THE             OCTOBER 6, 1994
                                                                                            YEAR ENDED          (COMMENCEMENT) TO
                                                                                           DECEMBER 31,           DECEMBER 31,
                                         CLASS I                                           ------------         -----------------
                                 SELECTED PER SHARE DATA                                       1995                   1994
                                                                                           ------------         -----------------
Net asset value, beginning of period.....................................................    $  27.60                $ 29.06
                                                                                           ------------               ------
 Income (loss) from investment operations
 Net investment income...................................................................         .30                    .03
 Net gain (loss) on investment transactions (both realized and unrealized)...............        3.22                   (.49)
                                                                                           ------------               ------
   Total from investment operations......................................................        3.52                   (.46)
                                                                                           ------------               ------
 Less distributions from
 Net investment income...................................................................         .30                    .03
 Net realized gain.......................................................................         .12                    .92
 In excess of net realized gain..........................................................         .03                     --
 Capital paid-in.........................................................................          --                    .05
                                                                                           ------------               ------
   Total distributions...................................................................         .45                   1.00
                                                                                           ------------               ------
Net asset value, end of period...........................................................    $  30.67                $ 27.60
                                                                                           ================     =================
Total return(%)..........................................................................       12.85(c)               (1.64)(e)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................................................    $ 13,020                $ 4,921
Ratio of expenses to average daily net assets(%).........................................        1.35                   1.41(f)
Ratio of net investment income to average daily net assets(%)............................        1.14                    .47(f)
Portfolio turnover rate(%)...............................................................           6                      7
(a)   Effective April 1, 1993, the subadviser is Northern Cross Investments Limited. The previous subadviser was Boston Overseas
      Investors Inc. from July 1, 1990 through March 31, 1993.
(b)   Net investment income is net of expenses reimbursed by manager.
(c)   Total return does not reflect a sales charge.
(d)   The ratio of expenses to average daily net assets is net of expenses reimbursed by manager. Without the expense reimbursement the ratio of expenses to average daily net assets would have been 1.80%.
(e)   Total return represents aggregate total return and does not reflect a sales charge.
(f)   Annualized.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy International Fund (the Fund) is a series of shares of beneficial interest of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. Debt securities (other than commercial paper and short-term obligations) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Board.

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,330,112 as capital gain dividends for its taxable year ended December 31, 1995.

     d. Distributions to shareholders -- Distributions from net investment income and net realized capital gains, if any, are declared and paid in December by the Fund. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B over Class A shares; and distributions to Class I shareholders are declared daily at the rate per share of the excess of Class B share expenses over Class I shares. Distributions are paid at the earlier of redemption or the last business day of the quarter.

     e. Foreign currency translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes differ from the characterization of such distributions determined on a Federal income tax basis.

     f. Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     g. Deferred organization expenses -- Expenses incurred by the Fund in connection with its issuing Class B and Class I shares have been deferred and are being amortized on a straight-line basis over a five-year period.

     h. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of 1.00% of its average daily net assets.

     Effective April 1, 1993, Northern Cross Investments Limited is the subadviser of the Fund. IMI, not the Fund, is obligated to compensate the subadviser.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $144,220.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. In addition, IMI may voluntarily reimburse the Fund's expenses. There were no required or voluntary expense reimbursements for the year ended December 31, 1995.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets for Class A and Class B, and .01% of its average daily net assets for Class I. Such fee is reflected as Administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account for Class A and Class B, and $10.25 per open account for Class I and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average daily net asset value of Class A and Class B shares issued after December 31, 1991. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value attributable to Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations. Class I shares are not subject to service or distribution fees.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares and Class I shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares and Class I shares. As a result of this change, the net asset value per share of Class A, Class B and Class I are expected to differ.
9. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class I were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS A             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................   9,867,336   $284,977,224    5,810,090   $145,899,680
Issued on reinvestment of
 distributions...........     158,854      4,677,883      310,093      8,522,293
Repurchased..............  (2,826,332)   (81,163,229)  (4,026,247)   (94,877,901)
                           ----------   ------------   ----------   ------------
Net increase.............   7,199,858   $208,491,878    2,093,936   $ 59,544,072
                           ============ ============== ============ ==============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS B             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................   1,620,201   $ 47,706,315    1,135,641   $ 32,130,853
Issued on reinvestment of
 distributions...........       9,355        286,570       33,568        921,389
Repurchased..............    (288,093)    (8,264,949)    (179,606)    (4,889,857)
                           ----------   ------------   ----------   ------------
Net increase.............   1,341,463   $ 39,727,936      989,603   $ 28,162,385
                           ============ ============== ============ ==============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1995          DECEMBER 31, 1994*
                           -------------------------   -------------------------
         CLASS I             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................     254,153   $  7,521,113      172,058   $  5,000,000
Issued on reinvestment of
 distributions...........       3,993        119,081        6,274        172,157
Repurchased..............     (11,973)      (356,180)          --             --
                           ----------   ------------   ----------   ------------
Net increase.............     246,173   $  7,284,014      178,332   $  5,172,157
                           ============ ============== ============ ==============

* For the period October 6, 1994 (commencement of sale of Class I shares) to December 31, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy International Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, were audited by other auditors, whose report, dated January 31, 1992, expressed an unqualified opinion on the selected per share data and ratios.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the report of other auditors, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

IIF-2-296

DECEMBER 31, 1995                                            [IVY FUNDS LOGO]

IVY
GLOBAL
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

[PHOTO]

  THROUGHOUT THE
    CENTURIES,
THE CASTLE KEEP HAS
  BEEN A SOURCE
OF LONG-RANGE VISION
  AND STRATEGIC
    ADVANTAGE.

Dear Shareholder:

     Today in business it is most apparent that flow of capital ignores national borders, and the same theory should apply to investing. Identifying the true engines of growth is now more important than ever.
     For the twelve months ended December 31, 1995, the total return of Ivy Global Fund was 12.08% on a net asset value basis. Historically, stock market returns have been directly related to economic growth. With this in mind, we maintained our investment strategies, particularly as they related to high-growth nations, and used periods of market weakness to add to existing positions. In late 1995, we began to see evidence that investor sentiment toward high-growth nations had become more favorable, a trend which has continued into 1996. Shareholders who remained invested in Ivy Global Fund throughout 1995 were rewarded for their continued confidence. The Morgan
Stanley Capital International World Index (MSCI), with a greater focus on mature economies, was up 20.71% for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
     With approximately 21% of the portfolio invested in France, the Netherlands, Sweden and Switzerland, Ivy Global Fund is overweighted in continental Europe. We believe lower interest rates and a stronger US dollar are the keys to European markets moving higher. This should happen as concerns continue to rise about growth slowing.
     While some politicians favor the European Monetary Union (EMU), many important business leaders, and the general public, are far less enthusiastic. Our forecast is that the EMU will fail in its present form and that the priority of central banks will shift to economically sensitive actions. Ivy Global Fund is positioned in European cyclical and interest rate sensitive stocks, which should outperform other sectors as interest rates fall and the economy picks up. Also, the Fund holds many European multinationals with substantially US dollar-denominated revenues. These companies should perform well as the dollar strengthens.
     Thirty-six percent of Ivy Global Fund is invested in non-Japan Asia Pacific. Research indicates Far Eastern economies are growing 6% plus, and current stock prices, when compared with their potential growth, are very compelling. To lessen the chance of missing anyoverall major market upswings, we have added more diversification to the Far East portion of the portfolio. We believe Korea and th e Philippines provide the best values at this time. We continue to avoid Japan, where economic growth prospects are decent, but stocks are substantially overvalued and Japanese locals continue to be sellers.
     Eight percent of the Fund is invested in Latin America, with the largest allocations in Brazil, Argentina and Chile. Our research verifies that economic reforms are continuing in Brazil--albeit slowly--and the potential for corporate profit growth is high. Argentina should come out of its recession and see relatively strong growth starting in the second half of 1996.

     Our research confirms that our major investment themes--a strengthening US dollar, lower interest rates in Europe and a resurgence in stock markets of high-growth nations--have already begun to unfold. Therefore, we encourage investors with a long-term horizon to take advantage of the window of opportunity that we believe now exists.


Sincerely,

/s/ Michael G. Landry                /s/ Michael R. Peers
Michael G. Landry                    Michael R. Peers
President                            Chairman

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Michael R. Peers
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, President
Keith J. Carlson, Vice President
C. William Ferris,
Secretary/Treasurer
Michael R. Peers, Chairman

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Mackenzie Ivy Investor
Services Corp
P.O. Box 3022
Boca Raton, FL 33431-0922
1-800-777-6472

AUDITORS
Coopers & Lybrand L.L.P.
Fort Lauderdale, FL

MANAGER
Ivy Management, Inc.
Boca Raton, FL

DISTRIBUTOR
Mackenzie Ivy Funds
Distribution, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, FL 33432

IVY GLOBAL FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1995 the total return of Ivy Global Fund was 12.08% as compared to the MSCI, which was up 20.71% for the same period. The Fund trailed the MSCI largely because of our commitment to investing on the global efficient frontier, which means you optimize risk and return (based on historical data) by investing approximately 25% of a global portfolio in high-growth nations. Emerging economies came under selling pressure early in 1995, as a result of the lingering effects of the Mexican peso devaluation of the year before. The MSCI has a greater focus on mature economies.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/91) OF A $10,000
                                   INVESTMENT

                                   [CHART]

------------------------------------------------------------------
                                            IVY GLOBAL FUND
                                      FOR PERIOD ENDING 12/31/95
                       Class A*-with sales charge
                        Average Annual                      Class B**
                         Total Return              Average Annual Total Return
                          ---------------------------------------------------
                    w/Reimb.    w/o Reimb.         w/Reimb.           w/o Reimb.
                          ---------------------------------------------------
                                                 w/       w/o        w/       w/o
                                                CDSC      CDSC      CDSC      CDSC
                                                  ------------------------------
 1 Yr.               5.64%         5.37%       6.25%     11.25%    5.97%     10.97%
------------------------------------------------------------------
 Since Inception     8.05%         7.02%       3.00%      5.22%    2.84%      5.05%
------------------------------------------------------------------

 *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The principal value of the Ivy Global Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The MSCI is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

--------------------------------------------------------------------------------

IVY GLOBAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

       COMMON AND PREFERRED STOCKS,
       WARRANTS AND RIGHTS -- 97.1%           SHARES        VALUE
---------------------------------------------------------------------------
AFRICA -- 1.7%
------------------------------------------
SOUTH AFRICA -- 1.7%
Anglo American Corporation of
  South Africa Ltd. ADR...................       3,400   $   205,184
Rembrandt Group Ltd. .....................      25,300       242,902
                                                         -----------
                                                             448,086
                                                         -----------
EUROPE -- 33.2%
------------------------------------------
AUSTRIA -- 0.7%
OMV AG....................................       2,000       173,429
                                                         -----------

FRANCE -- 9.4%
Banque Nationale De Paris.................       5,100       230,339
Compagnie Generale des Establissements
  Michelin Class B........................       3,000       119,791
Credit Lyonnais Cert D'Invest(a)..........       4,450       213,811
Credit National(a)........................       2,000       147,209
Elf Gabon.................................         850       149,284
Galeries Lafayette........................         720       175,768
Lyonnaise Des Eaux -- Dumez...............       2,500       241,004
Peugeot...................................       1,000       132,078
Rhone-Poulence S.A........................       5,100       109,383
Schneider S.A.............................       6,600       225,892
Societe Generale..........................       2,200       272,132
Societe Nationale Elf Aquitaine...........       2,400       177,044
Total Compagnie Francaise des
  Petroles ADR............................       7,601       258,434
                                                         -----------
                                                           2,452,169
                                                         -----------
GERMANY -- 0.6%
Volkswagen AG.............................         500       167,207
                                                         -----------
IRELAND -- 0.8%
Irish Investment Fund, Inc................      18,000       211,500
                                                         -----------
ITALY -- 0.7%
Banca Popolare Di Brescia.................      33,250       186,941
                                                         -----------
NETHERLANDS -- 3.6%
ABN Amro Bank NV..........................       3,180       144,826
Akzo NV...................................       1,100       127,197
Akzo NV ADR...............................         900        52,200
Hunter Douglas NV.........................       3,900       180,777
Internationale Nederlanden Groep NV.......       2,124       141,858
Royal Dutch Petroleum ADR.................       1,100       155,238
Unilever NV...............................       1,000       140,750
                                                         -----------
                                                             942,846
                                                         -----------
NORWAY -- 1.9%
Norsk Hydro Sponsored ADR.................       5,400       226,125
UNI Storebrand Fria AS(a).................      46,700       258,230
                                                         -----------
                                                             484,355
                                                         -----------
PORTUGAL -- 2.0%
Filmes Lusomundo S.A. Preferred Shares....      13,000       120,311
Portugal Fund.............................      19,000       211,375
Sonae Industria E Investimentos...........       9,100       194,522
                                                         -----------
                                                             526,208
                                                         -----------
SPAIN -- 2.4%
Banco Bilbao Vizcaya ADR..................       1,900        67,925
Banco Santander S.A. ADR(a)...............       1,300        64,025
Empresa Nacional de Electricidad ADR......       3,900       223,275
Telefonica de Espana S.A..................       6,300       263,813
                                                         -----------
                                                             619,038
                                                         -----------
SWEDEN -- 5.2%
Astra AB "B" Free Shares..................       6,400   $   253,407
Atlas Copco AB Series "B" Free Shares.....      12,500       188,189
Electrolux................................       6,600       270,765
S.K.F. AB Series "B"......................       9,400       179,728
Sandvik AB -- "B" Shares..................      13,500       236,779
Trelleborg AB "B" Free Shares.............      21,700       233,587
                                                         -----------
                                                           1,362,455
                                                         -----------
SWITZERLAND -- 3.1%
Holderbank Financiere Glaris AG...........         190       145,711
Nestle AG Registered......................         176       194,607
S.M.H. AG-PC -- Registered................         300       179,375
Swiss Bank Corportation Bearer............         375       153,055
Union Bank of Switzerland Bearer..........         125       135,399
                                                         -----------
                                                             808,147
                                                         -----------
UNITED KINGDOM -- 2.8%
Barclays PLC ADR..........................       1,500        67,875
Cadbury Schweppes PLC ADR.................      25,000       206,420
Hanson PLC ADR............................       8,200       125,050
National Westminster Bank PLC ADR.........       2,400       145,800
RTZ Corporation PLC ADR...................       3,089       177,618
                                                         -----------
                                                             722,763
                                                         -----------
ASIA/PACIFIC -- 36.1%
------------------------------------------
AUSTRALIA -- 3.3%
Ampolex Limited(a)........................      85,000       185,738
Brambles Industries Ltd. .................      24,000       267,570
CRA Ltd. .................................      12,040       176,648
Pacific Dunlop Limited....................      38,100        89,200
Santos Limited............................      52,000       151,891
                                                         -----------
                                                             871,047
                                                         -----------
CHINA -- 1.1%
Maanshan Iron & Steel Co. Ltd. ...........     512,000        71,511
Shanghai Diesel Class B...................     100,000        37,000
Shanghai Haixing Shipping Co. 'H'.........     550,000        36,987
Shenzhen Konka Electronics
  Group Ltd. Class B......................     200,000       102,166
Tsingtao Brewery Company Ltd..............     210,000        48,613
                                                         -----------
                                                             296,277
                                                         -----------
HONG KONG -- 8.5%
Citic Pacific Ltd. .......................      90,000       307,856
Cheung Kong(Holdings) Ltd. ...............      49,000       298,468
China Light & Power Co., Ltd. ............      47,200       217,306
Esprit Asia Holdings Ltd. ................     534,000       183,007
Hong Kong Telecommunications Ltd. ........     106,000       189,176
Hopewell Holdings Ltd. ...................     156,833        90,255
HSBC Holdings.............................      13,539       204,858
National Mutual Asia Ltd. ................     360,000       325,897
Peregrine Investment Holdings Limited.....     140,000       181,054
Swire Pacific Ltd. .......................      29,500       228,904
                                                         -----------
                                                           2,226,781
                                                         -----------
INDONESIA -- 2.3%
Semen Gresik -- Foreign Registered........      66,000       184,737
PT Astra International....................      77,500       160,999
PT Chereon Pokphand Indonesia.............      59,000       119,987
PT Mulia Industrindo......................      46,000       129,762
                                                         -----------
                                                             595,485
                                                         -----------

                      (See Notes to Financial Statements)

IVY GLOBAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

      COMMON AND PREFERRED STOCKS,
           WARRANTS AND RIGHTS               SHARES        VALUE
--------------------------------------------------------------------
KOREA -- 4.7%
Fidelity Advisor Korea Fund(a)...........      58,000   $    616,250
Hyundai Motor Company Ltd. ..............       1,500         74,657
Hyundai Motor GDR(a).....................       5,000         75,000
Korea Electric Power Corporation.........       6,400        282,054
Korea Fund Inc...........................       1,000         22,000
Pohang Iron & Steel Company Ltd. ........         500         35,945
Samsung Electronics Company GDS(a).......       1,500         88,875
Samsung Electronics Company
  Rights(a)..............................         428         24,424
Samsung Heavy Industries.................         337          8,645
                                                        ------------
                                                           1,227,850
                                                        ------------

MALAYSIA -- 3.6%
Arab Malaysian Corporation...............      59,000        213,726
DCB Holdings Berhad......................      60,000        174,824
Land & General Berhad....................      83,000        179,746
London & Pacific Insurance
  Company Berhad.........................      42,000        181,910
Technology Resources Industries
  Berhad(a)..............................      63,000        186,046
                                                        ------------
                                                             936,252
                                                        ------------
NEW ZEALAND -- 2.8%
Fletcher Challenge Ltd. .................      98,202        215,855
Helicopter Line Ltd. ....................     102,300        220,699
Lion Nathan Ltd. ........................     121,000        288,728
                                                        ------------
                                                             725,282
                                                        ------------
PHILIPPINES -- 1.8%
Benpres Holdings Corporation GDR(a)......      24,100        120,500
Davao Union Cement Corporation...........      57,600         11,857
Metro Pacific Corporation................     960,000        177,507
Universal Robina Corporation.............     310,000        153,641
                                                        ------------
                                                             463,505
                                                        ------------
SINGAPORE -- 4.6%
Clipsal Industries Ltd. .................     118,000        266,680
DBS Land Limited.........................      71,000        239,929
Fraser & Neave Ltd. .....................       8,500        108,165
Jardine Strategic Holdings Ltd. .........      91,187        279,032
Jardine Strategic Warrants 05/02/98(a)...       4,687          1,500
Jurong Shipyards Ltd. ...................      39,000        300,530
                                                        ------------
                                                           1,195,836
                                                        ------------
THAILAND -- 2.8%
Bank Of Ayudhya Public
  Company Limited........................      43,000        240,691
Krung Thai Bank Public
  Company Limited........................      30,000        122,667
Robinson Department Store
  Public Company Limited.................      82,000        152,997
Thai Fund................................      10,000        223,750
                                                        ------------
                                                             740,105
                                                        ------------
VIETNAM -- 0.6%
The Vietnam Fund Limited(a)..............      12,200        147,925
                                                        ------------
NORTH AMERICA -- 17.7%
-----------------------------------------
CANADA -- 2.6%
Alcan Aluminium Ltd. ....................       5,431        168,361
Brascan, Ltd. ...........................       9,600        168,723
Inco Limited.............................       5,824        192,455
Power Financial Corp.....................       6,500        159,460
                                                        ------------
                                                             688,999
                                                        ------------
UNITED STATES -- 15.1%
AT&T Corporation.........................       3,300   $    213,675
Air Express International Corp...........       8,800        202,400
Aluminum Company of America..............       4,400        232,100
Basic Petroleum International
  Ltd. .(a)..............................      10,600        265,000
Caremark International Inc...............       4,725         85,641
Carnival Corporation.....................       6,800        164,050
Chrysler Corporation.....................       5,000        276,250
Columbia/HCA Healthcare Corp. ...........       1,984        100,688
Ford Motor Company.......................       8,000        232,000
General Electric Company.................       3,500        251,563
General Motors Corp. ....................       5,000        260,625
Kerr-McGee Corporation...................       3,800        240,825
Occidental Petroleum Corporation.........       7,500        160,313
Phelps Dodge Corp. ......................       3,100        192,587
Royal Caribbean Cruises Ltd. ............       7,500        165,000
The India Fund Incorporated(a)...........      30,000        266,250
The Singer Company NV....................       8,800        245,300
Union Carbide Corporation Holding Co. ...       3,800        142,500
Whirlpool Corporation....................       4,500        239,625
                                                        ------------
                                                           3,936,392
                                                        ------------
LATIN AMERICA -- 8.4%
-----------------------------------------
ARGENTINA -- 1.9%
Buenos Aires Embotelladora (BAESA).......       5,300        109,312
Telefonica De Argentina S.A..............       9,700        264,325
Yacimientos Petroliferos
  Fiscades S.A. ADR......................       5,200        112,450
                                                        ------------
                                                             486,087
                                                        ------------
BRAZIL -- 3.5%
Brasmotor S.A. -- Preferred..............     240,000         47,657
Petroleo Brasileiro S.A. -- Preferred....   1,700,000        145,155
Telecomunicacoes Brasileiras S.A. ADR....      15,300        724,837
                                                        ------------
                                                             917,649
                                                        ------------
CHILE -- 2.3%
Genesis Chile Fund.......................      14,700        588,000
                                                        ------------
MEXICO -- 0.7%
Telefonos de Mexico ADR -- Class L.......       5,500        175,313
                                                        ------------
TOTAL COMMON AND PREFERRED STOCKS,
  WARRANTS AND RIGHTS
  (COST -- $23,183,175)..................                 25,323,929
                                                        ------------
                                                  PAR
CONVERTIBLE BONDS -- 0.4%                       VALUE
-----------------------------------------  ----------
Banco Commercial De Portugal, 8.75%,
  05/21/02 (Cost -- $102,720)(c).........  $   80,000        108,330
                                                        ------------
COMMERCIAL PAPER -- 2.7%
-----------------------------------------
Prudential Funding, 6.05%, 01/02/96
  (Cost -- $699,893).....................     700,000        699,893
                                                        ------------
TOTAL INVESTMENTS -- 100.2%
  (COST -- $23,985,788)(B)...............                 26,132,152
OTHER ASSETS, LESS
  LIABILITIES -- (0.2%)..................                    (56,944)
                                                        ------------
NET ASSETS -- 100%.......................               $ 26,075,208
                                                        ============

                      (See Notes to Financial Statements)

IVY GLOBAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

---------------------------------------------------------------------------------
ADR  --   American Depository Receipt
GDR  --   Global Depository Receipt
GDS  --   Global Depository Share
NV   --   Non-voting
(a) Non-Income producing security.
(b) Cost is approximately the same for Federal income tax purposes.
(c) Below investment grade.

FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.....................   $ 3,836,852
    Gross unrealized depreciation.....................    (1,690,488)
                                                         -----------
        Net unrealized appreciation...................   $ 2,146,364
                                                         ===========
OTHER INFORMATION:
Purchases and sales of securities other than short-term obligations aggregated $13,413,748 and $12,533,398, respectively, for the year ended December 31, 1995.

Forward foreign currency exchange contracts at December 31, 1995 were:
            FORWARD CONTRACTS
                (CURRENCY/          PRINCIPAL       VALUE OF        UNREALIZED
          EXPIRATION/COMMITMENT)    AMOUNT          OBLIGATION      DEPRECIATION
--------------------------------------------------------------------------------
Deutch Marks/March 96/Sell........   163,947 US    $  (164,848)      $   (901)
French Francs/March 96/Sell....... 2,432,317 US     (2,475,062)       (42,745)
Netherland Guilders/
 March 96/Sell....................   853,280 US       (858,944)        (5,664)
Swiss Francs/March 96/Sell........   794,321 US       (803,945)        (9,624)
                                                  -------------   --------------
Total forward foreign currency
 contracts sold...................                 $(4,302,799)      $(58,934)
                                                  =============== =================

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $23,985,788)..............................................................  $26,132,152
Receivables:
  Fund shares sold..................................................................................................      179,762
  Dividends and interest............................................................................................       47,662
  Manager for expense reimbursement.................................................................................       11,440
Deferred organization expenses......................................................................................       40,743
Other assets........................................................................................................        6,623
                                                                                                                      -----------
  Total assets......................................................................................................   26,418,382
                                                                                                                      -----------
LIABILITIES
Payables:
  Distributions to shareholders.....................................................................................       59,253
  Investments purchased.............................................................................................       97,497
  Open forward foreign currency contracts...........................................................................       58,934
  Fund shares repurchased...........................................................................................       20,750
  Management fee....................................................................................................       21,964
  12b-1 service and distribution fees...............................................................................        8,123
  Administrative services fee.......................................................................................        2,171
  Fund accounting...................................................................................................        2,800
  Transfer agent....................................................................................................        8,320
Due to custodian....................................................................................................       55,886
Other accrued expenses and liabilities..............................................................................        7,476
                                                                                                                      -----------
  Total liabilities.................................................................................................      343,174
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $26,075,208
                                                                                                                      ===========
CLASS A:
Net asset value and redemption price per share ($21,264,229 / 1,776,808 shares outstanding).........................  $     11.97
                                                                                                                      ===========
Maximum offering price per share ($11.97 x 100 / 94.25)*............................................................  $     12.70
                                                                                                                      ===========
CLASS B:
Net asset value and offering price per share ($4,810,979 / 402,023 shares outstanding)**............................  $     11.97
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid-in...................................................................................................  $23,921,114
  Accumulated net realized gain on investments and foreign currency transactions....................................       13,394
  Accumulated undistributed net investment income...................................................................       53,270
  Net unrealized appreciation (depreciation) on
    Investments.....................................................................................................    2,146,364
    Forward foreign currency contracts..............................................................................      (58,934)
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $26,075,208
                                                                                                                      ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
 Dividends, net of withholding tax ($14,255)................             $  659,633
 Interest...................................................                 39,237
                                                                         ----------
                                                                            698,870
                                                                         ----------
EXPENSES
 Management fee.............................................  $239,963
 Transfer agent.............................................    88,419
 Administrative services fee................................    23,996
 Custodian fees.............................................    20,092
 Blue Sky fees..............................................    42,043
 Auditing and accounting fees...............................    24,474
 Shareholder reports........................................     6,161
 Amortization of organization expenses......................    11,186
 Fund accounting............................................    32,982
 Trustees' fees.............................................     4,019
 12b-1 service and distribution fees
   Class A..................................................    50,833
   Class B..................................................    36,632
 Legal......................................................    24,374
 Other......................................................    12,448
                                                                         ----------
                                                                            617,622
Expenses reimbursed by manager..............................                (62,242)
                                                                         ----------
 Net expenses...............................................                555,380
                                                                         ----------
Net investment income.......................................                143,490
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 TRANSACTIONS
 Net realized gain (loss) on
   Investments and foreign currency transactions............              1,155,024
   Forward foreign currency contracts.......................               (156,378)
 Net unrealized appreciation (depreciation) during the
   period on
   Investments..............................................              1,649,554
   Forward foreign currency contracts.......................                (41,767)
                                                                         ----------
   Net gain on investment transactions......................              2,606,433
                                                                         ----------
Net increase in net assets resulting from operations........             $2,749,923
                                                                         ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE      FOR THE SIX
                                                               YEAR ENDED    MONTHS ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                              ------------   ------------
                                                                  1995           1994
                                                              ------------   ------------
INCREASE IN NET ASSETS
Operations:
 Net investment income (loss)...............................  $   143,490    $   (12,126 )
 Net realized gain on investments and foreign currency
   transactions.............................................      998,646        140,468
 Net unrealized gain (loss) during the period on
   Investments..............................................    1,649,554       (586,821 )
   Forward foreign currency contracts sold..................      (41,767 )      (17,167 )
                                                              ------------   ------------
   Net increase (decrease) resulting from operations........    2,749,923       (475,646 )
                                                              ------------   ------------
CLASS A:
Distributions from
 Net investment income......................................      (71,425 )           --
 In excess of net investment income.........................           --         (1,795 )
 Net realized gain..........................................     (827,783 )     (144,920 )
 In excess of net realized gain.............................     (120,215 )           --
 Capital paid-in............................................           --       (167,238 )
                                                              ------------   ------------
   Total distributions to Class A shareholders..............   (1,019,423 )     (313,953 )
                                                              ------------   ------------
CLASS B:
Distributions from
 Net realized gain..........................................     (170,863 )      (20,883 )
 In excess of net realized gain.............................      (24,814 )           --
 Capital paid-in............................................           --        (13,789 )
                                                              ------------   ------------
   Total distributions to Class B shareholders..............     (195,677 )      (34,672 )
                                                              ------------   ------------
Fund share transactions (Note 10):
 Net increase resulting from Fund share transactions
   Class A..................................................      591,261      2,588,855
   Class B..................................................    1,665,995      2,749,327
                                                              ------------   ------------
     Net increase resulting from Fund share transactions....    2,257,256      5,338,182
                                                              ------------   ------------
Total increase in net assets................................    3,792,079      4,513,911
NET ASSETS
 Beginning of period........................................   22,283,129     17,769,218
                                                              ------------   ------------
 End of period..............................................  $26,075,208    $22,283,129
                                                              ================ =================
Accumulated undistributed net investment income.............  $    53,270    $        --
                                                              ================ =================

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                      FOR THE                                                    FOR THE PERIOD
                                       FOR THE       SIX MONTHS                                                  APRIL 18, 1991
                                      YEAR ENDED       ENDED                                                    (COMMENCEMENT) TO
                                     DECEMBER 31,   DECEMBER 31,          FOR THE YEAR ENDED JUNE 30,               JUNE 30,
              CLASS A                ------------   ------------       ----------------------------------       -----------------
      SELECTED PER SHARE DATA            1995           1994            1994          1993          1992              1991
                                     ------------   ------------       -------       -------       ------       -----------------
Net asset value, beginning of
  period...........................    $  11.23       $  11.52         $ 10.62       $ 10.55       $ 9.40            $ 10.00
                                       --------       --------         -------       -------       ------           --------
  Income (loss) from investment
    operations
  Net investment income(a).........         .09             --              --           .03          .06                .02
  Net gain (loss) on investment
    transactions (both realized
    and unrealized)................        1.25           (.10)           1.79           .44         1.79               (.61)
                                       --------       --------         -------       -------       ------           --------
    Total from investment
      operations...................        1.34           (.10)           1.79           .47         1.85               (.59)
                                       --------       --------         -------       -------       ------           --------
  Less distributions from
  Net investment income............         .04             --             .01           .03          .06                .01
  Net realized gain................         .49            .09             .88           .37          .62                 --
  In excess of net realized gain...         .07             --              --            --           --                 --
  Capital paid-in..................          --            .10              --            --          .02                 --
                                       --------       --------         -------       -------       ------           --------
    Total distributions............         .60            .19             .89           .40          .70                .01
                                       --------       --------         -------       -------       ------           --------
Net asset value, end of period.....    $  11.97       $  11.23         $ 11.52       $ 10.62       $10.55            $  9.40
                                       ========       ========         =======       =======       ======           ========
Total return(%)....................       12.08(b)       (1.00)(c)       16.71(b)       4.54(b)     19.91(b)          (24.65)(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
  (in thousands)...................    $ 21,264       $ 19,327         $17,393       $12,391       $8,780            $ 1,667
Ratio of expenses to average
  daily net assets
  With expense reimbursement(%)....        2.20           2.20(d)         2.20          1.95         2.02               2.50(d)
  Without expense
    reimbursement(%)...............        2.46           2.34(d)         2.42          2.76         2.97              11.70(d)
Ratio of net investment income
  (loss) to average daily net
  assets(%)(a).....................         .71           (.06)(d)         .01           .38          .82                .81(d)
Portfolio turnover rate(%).........          53              23(d)          85            67           59                 24(d)

                                                                                                 FOR THE         FOR THE PERIOD
                                                                                FOR THE         SIX MONTHS        APRIL 1, 1994
                                                                               YEAR ENDED         ENDED         (COMMENCEMENT) TO
                                                                              DECEMBER 31,     DECEMBER 31,         JUNE 30,
                                  CLASS B                                     ------------     ------------     -----------------
                          SELECTED PER SHARE DATA                                 1995             1994               1994
                                                                              ------------     ------------     -----------------
Net asset value, beginning of period........................................  $11.23          $11.52             $ 12.12
                                                                              ------          ------             -------
  Income (loss) from investment operations
  Net investment loss(a)....................................................      --            (.03)               (.01)
  Net gain (loss) on investment transactions (both realized and
    unrealized).............................................................    1.25            (.12)               (.04)
                                                                               -----           -----             -------
    Total from investment operations........................................    1.25            (.15)               (.05)
                                                                               -----           -----             -------
  Less distributions from
  Net realized gain.........................................................     .45             .08                 .55
  In excess of net realized gain............................................     .06              --                  --
  Capital paid-in...........................................................      --             .06                  --
                                                                               -----           -----               -----
    Total distributions.....................................................     .51             .14                 .55
                                                                               -----           -----               ------
Net asset value, end of period..............................................  $11.97          $11.23             $ 11.52
                                                                               =====           =====                =======
Total return(%).............................................................   11.25(b)         (1.37)(c)             .38(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................................     $4,811           $2,956             $   376
Ratio of expenses to average daily net assets
  With expense reimbursement(%).............................................       2.95             2.95(d)             2.95(d)
  Without expense reimbursement(%)..........................................       3.21             3.09(d)             3.17(d)
Ratio of net investment loss to average daily net assets(%)(a)..............       (.04)            (.81)(d)            (.74)(d)
Portfolio turnover rate(%)..................................................         53               23(d)               85
(a)   Net investment income is net of expenses reimbursed by manager.
(b)   Total return does not reflect a sales charge.
(c)   Total return represents aggregate total return and does not reflect a sales charge.
(d)   Annualized.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Fund (the Fund) (formerly Mackenzie Global Fund d/b/a Ivy Global
Fund), is a series of shares of beneficial interest of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A and Class B are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. Debt securities (other than commercial paper and short-term obligations) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Board.

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $791,840 as capital gain dividends for its taxable year ended December 31, 1995.

     d. Distributions to shareholders -- Distributions from net investment income and net realized capital gains, if any, are declared annually. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B over Class A shares. Distributions are paid at the earlier of redemption or the last designated day of the annual period.

     e. Foreign currency translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain (loss) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments and foreign currency transactions. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes differ from the characterization of such distributions determined on a Federal income tax basis.

     f. Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     g. Deferred organization expenses -- Expenses incurred by the Fund in connection with its issuing Class B shares have been deferred and are being amortized on a straight-line basis over a five year period.

     h. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, for-ward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. MANAGEMENT AND DISTRIBUTION

     Effective February 1, 1995, the Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of 1.00% of its of its first $500 million of average daily net assets and .75% of its average daily net assets in excess of $500 million. The Fund paid MIMI, the previous manager, $18,418 for January 1995.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $23,153.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, the Manager will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. Currently, the Manager voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average daily net assets. The voluntary expense limitation may be terminated or revised at any time. Expenses reimbursed by manager reflected in the Statement of Operations consists of a voluntary reimbursement.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average daily net asset value. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value attributable to Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. ACQUISITION OF MACKENZIE GLOBAL FUND

     On February 1, 1995, the Fund acquired the net assets (valued at $21,204,846) of Mackenzie Global Fund (MGF) d/b/a Ivy Global Fund, approved by MGF's shareholders on January 27, 1995. The acquisition was accomplished by a tax-free exchange, based on values computed as of the close of January 31, 1995, of 1,981,232 (NAV $10.72) shares (1,711,238 Class A and 269,994 Class B) of the
Fund for 1,981,232 (NAV $10.72)
shares (1,711,238 Class A and 269,994 Class B) of MGF outstanding. MGF's net assets at that date of $21,204,846 including $562,366 unrealized depreciation, were combined with the Fund for total net assets after acquisition of $21,204,867.

9. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares. As a result of this change, the net asset value per share of Class A and Class B are expected to differ.

10. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                    YEAR ENDED              SIX MONTHS ENDED
                                 DECEMBER 31, 1995         DECEMBER 31, 1994
                             -------------------------   ----------------------
          CLASS A              SHARES        AMOUNT       SHARES      AMOUNT
---------------------------  ----------   ------------   --------   -----------
Sold.......................   2,228,655   $ 24,282,852    364,458   $ 4,428,780
Issued on reinvestment of
 distributions.............      74,044        885,461     26,328       294,027
Repurchased................  (2,247,642)   (24,577,052)  (179,221)   (2,133,952)
                             ----------   ------------   --------   -----------
Net increase...............      55,057   $    591,261    211,565   $ 2,588,855
                             ============ ============== ========== =============

                                     YEAR ENDED              SIX MONTHS ENDED
                                  DECEMBER 31, 1995          DECEMBER 31, 1994
                              -------------------------    ---------------------
          CLASS B               SHARES        AMOUNT       SHARES       AMOUNT
----------------------------  ----------    -----------    -------    ----------
Sold........................     424,399    $ 4,741,733    229,361    $2,737,854
Issued on reinvestment of
 distributions..............      14,695        175,609      3,171        34,223
Repurchased.................    (300,410)    (3,251,347)    (1,858)      (22,750)
                              ----------    -----------    -------    ----------
Net increase................     138,684    $ 1,665,995    230,674    $2,749,327
                              ============  =============  ========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

IGLF-2-296

DECEMBER 31, 1995                                            [IVY FUNDS LOGO]

IVY BOND FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

[PHOTO]

  THROUGHOUT THE
   CENTURIES,
THE CASTLE KEEP HAS
  BEEN A SOURCE
OF LONG-RANGE VISION
   AND STRATEGIC
   ADVANTAGE.

Dear Shareholder:

     During 1995, financial markets were particularly favorable for fixed income investors. Moderate economic growth coupled with an absence of inflationary pressure paved the way for lower interest rates. In January 1996, the Federal Reserve Board once again lowered the discount rate, marking the third such cut since last summer. At the same time that rates were declining, the economy remained strong enough for most companies to report respectable corporate earnings. This combination of corporate earnings, low inflation and declining interest rates created a favorable environment for bonds.
     Against this backdrop, Ivy Bond Fund performed well. For the twelve months ended December 31, 1995, the Fund turned in a total return of 17.41% on a net asset value basis. This compares to the general corporate bond fund average as tracked by Morningstar Inc. of 16.27%. (For the Fund's total return with sales charge, and performance commentary, please refer to the following pages.)
     The investment policies of Ivy Bond Fund provide its manager with the flexibility to invest in fixed income securities with the best yield and return opportunities. With the conviction that interest rates would remain low, and inflation not being a concern, the Fund's allocation to BBB-rated bonds was increased. These bonds generally yield about 1.5% higher than U.S. government bonds.
     Corporate credit upgrades (versus downgrades), by Moody's Investors Services, has been trending higher. This supports our focus on bonds that are going or are expected to undergo,

                           IVY BOND FUND IS ACTIVELY
                        MANAGED IN AN EFFORT TO PROVIDE
                        SHAREHOLDERS WITH THE GREATEST
                          BALANCE OF RETURN AND YIELD.

     a credit rating upgrade. These out-of-favor bonds provide higher income and the potential for capital appreciation. The Fund must still invest 65% of its assets within the four highest rating categories by Standard and Poor's, or the equivalent rating by Moody's. This helps to offset the possibility of additional volatility as a result of investment in bonds with improving credit. A portion of the Fund remains invested in U.S. dollar-denominated foreign bonds. These holdings provide added diversification and very high relative yields.
     We believe that the current interest rate environment, low inflationary pressures and prospects for economic growth, world over, create opportunities in the credit markets. As always, we will continue to actively manage Ivy Bond Fund in an effort to provide the greatest balance of return and yield.

Sincerely,

/s/ Michael G. Landry                /s/ Michael R. Peers
Michael G. Landry                    Michael R. Peers
President                            Chairman


BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Michael R. Peers
Joseph G. Rosenthal
Richard Silverman
J. Brendan SwanLegal Counsel
Dechert Price & Rhoads
Boston, MA

Officers
Michael G. Landry, President
Keith J. Carlson, Vice President
C. William Ferris,
Secretary/Treasurer
Michael R. Peers, Chairman

CUSTODIAN
Brown Brothers Harriman & Co
Boston, MA

TRANSFER AGENT
Mackenzie Ivy Investor
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
1-800-777-6472

AUDITORS
Coopers & Lybrand L.L.P.
Fort Lauderdale, FL

MANAGER
Ivy Management,
Inc.Boca Raton, FL

DISTRIBUTOR
Mackenzie Ivy Funds
Distribution, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, FL 33432

IVY BOND FUND PERFORMANCE COMMENTARY
Ivy Bond Fund performed well in 1995 with a total return of 17.41% on a net asset value basis. This compares favorably to the Morningstar general corporate bond fund average, comprised of fixed income securities of various quality ratings, which was up 16.27% for the same period. The difference in performance is attributable to the difference in bond quality weightings of the Fund versus the Morningstar average.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (9/85) OF A $10,000
                                  INVESTMENT

                                   [CHART]

------------------------------------------------------------------------------
                                             IVY BOND FUND
                                      FOR PERIOD ENDING 12/31/95
                       Class A*-with sales charge
                        Average Annual                      Class B**
                         Total Return              Average Annual Total Return
                          ---------------------------------------------------
                    w/Reimb.    w/o Reimb.         w/Reimb.           w/o Reimb.
                          ---------------------------------------------------=
                                                 w/       w/o        w/       w/o
                                                CDSC      CDSC      CDSC      CDSC
                                                -------------------- --------------
 1 Yr.               11.83%       11.83%       11.54%    16.54%    11.54%    16.54%
------------------------------------------------------------------
 5 Yr.               8.91%         8.88%         --        --        --        --
------------------------------------------------------------------
10 Yr.               8.93%         2.21%         --        --        --        --
------------------------------------------------------------------
 Since Inception     8.79%         0.79%       5.60%     7.77%     5.60%     7.77%
------------------------------------------------------------------- --------------

 *Class A performance figures include the maximum sales charge of 4.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The principal value of the Ivy Bond Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Morningstar Corporate Bond-General Fund index is an unmanaged index of fixed-income securities, primarily corporate bonds of various quality ratings. The index assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

IVY BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

                                              PAR
        CORPORATE BONDS -- 74.6%             VALUE         VALUE
-----------------------------------------------------------------------
ACME Metals Inc., 13.50%, 08/01/04(a)....  $1,000,000   $    801,250
AMR Corp. Del., 9.00%, 08/01/12..........   2,000,000      2,248,600
Affinity Group Inc., 11.50%,
  10/15/03(a)............................   1,000,000      1,015,000
American President Co. Ltd.,
  8.00%, 01/15/24........................   1,000,000      1,048,240
Associated Estates Realty Corp.,
  8.375%, 04/15/00.......................   1,000,000      1,054,290
Berkeley Fed Bank & Trust,
  12.00%, 06/15/05(a)....................   1,000,000      1,030,000
CCP Insurance Inc., 10.50%,
  12/15/04(a)............................   1,500,000      1,655,790
Cigna Corp., 8.30%, 01/15/23.............   1,000,000      1,104,270
Cigna Corp., 7.65%, 03/01/23.............   1,000,000      1,028,700
Comcast Corp., 9.375%, 05/15/05(a).......   1,000,000      1,045,000
Delphi Financial Group Inc.,
  8.00%, 10/01/03........................   2,500,000      2,483,250
Delta Air Lines, 9.20%, 09/23/14.........   1,000,000      1,064,065
Delta Air Lines, 9.59%, 01/12/17.........   1,500,000      1,774,920
Developers Diversified Realty Corp.,
  7.28%, 11/24/05........................   1,000,000      1,002,500
Dual Drilling Co., 9.875%, 01/15/04(a)...     250,000        235,625
Duke Realty Investments,
  7.375%, 09/22/05.......................   1,000,000      1,027,920
Duty Free International Inc.,
  7.00%, 01/15/04........................   2,000,000      1,961,280
Essex Group, 10.00%, 05/01/03(a).........   2,000,000      1,970,000
FHP International Corp.,
  7.00%, 09/15/03........................   2,000,000      1,998,120
Fairfax Financial Holdings Ltd.,
  7.75%, 12/15/03........................   1,000,000      1,034,600
Giant Industries Inc.,
  9.75%, 11/15/03(a).....................     400,000        404,500
Grand Union Co., 12.00%, 09/01/04(a).....   1,500,000      1,293,750
Great Atlantic & Pacific Tea Inc.,
  7.70%, 01/15/04........................   1,000,000      1,010,510
HMC Acquisition Properties Inc.,
  9.00%, 12/15/07(a).....................   1,000,000      1,010,000
Integon Corp., 9.50%, 10/15/01...........     500,000        544,300
K Mart Corp., 8.25%, 01/01/22............   1,000,000        700,000
K Mart Corp., 7.95%, 02/01/23............     500,000        350,000
K Mart Corp., 12.50%, 03/01/05...........   1,500,000      1,335,000
Kaiser Aluminum & Chemical,
  9.875%, 02/15/02(a)....................   3,000,000      3,082,500
Leucadia Natl Corp., 8.25%, 06/15/05.....   2,000,000      2,131,820
Long Island Lighting Co.,
  8.625%, 04/15/04.......................   2,000,000      2,040,420
Maxus Energy Corp, 9.375%,
  11/01/03(a)............................   1,500,000      1,473,750
Mobile Media Corp., 9.375%,
  11/01/07(a)............................     500,000        512,500
Mothers Work Inc., 12.625%,
  08/01/05(a)............................   1,000,000        980,000
NAC Re Corp, 7.15%, 11/15/05.............     790,000        808,304
Overseas Shipholding Group Inc.,
  8.00%, 12/01/03........................   2,000,000      2,150,780
Overseas Shipholding Group Inc.,
  8.75%, 12/01/13........................   2,000,000      2,086,540
PDV America Inc., 7.25%, 08/01/98........   2,000,000      1,958,180
PDV America Inc., 7.875%, 08/01/03.......   1,000,000        962,270
Paine Webber Group, 7.75%, 09/01/02......   1,500,000      1,593,810
Parker & Parsley, 8.75%, 04/15/05........   1,500,000      1,677,780
Parker & Parsley, 8.25%, 08/15/07........   1,000,000      1,083,850
Pegasus Media & Communications, 12.50%,
  07/01/05(a)............................   2,000,000      1,990,000
RJR Nabisco Inc., 8.75%, 07/15/07........   3,600,000      3,685,788
RJR Nabisco Inc., 9.25%, 08/15/13........  $2,000,000   $  2,079,120
SFX Broadcasting, 11.375%,
  10/01/00(a)............................   1,000,000      1,060,000
Salomon Brothers, 6.75%, 08/15/03........   1,000,000        981,800
Salomon Brothers, 6.875%, 12/15/03.......   1,000,000        988,220
Tele-Commununications, Inc.,
  9.25%, 01/15/23........................   2,000,000      2,191,380
Tele-Commununications, Inc.,
  7.25%, 08/01/05........................   1,000,000      1,019,080
Time Warner Inc., 9.15%, 02/01/23........   2,000,000      2,276,900
Time Warner Inc., 7.975%, 08/15/04.......     375,000        397,361
Time Warner Inc., 8.11%, 08/15/06........     750,000        801,548
Time Warner Inc., 8.18%, 08/15/07........     750,000        804,502
Time Warner Inc., FRN, 08/15/00..........     625,000        628,125
Time Warner Inc., 9.125%, 01/15/13.......     500,000        564,795
Triton Energy, 0.00%, 11/01/97(a)........   1,100,000        948,750
Triton Energy, Re-set Note, 12/15/00(a)..     500,000        470,000
Turner Broadcasting System,
  8.40%, 02/01/24(a).....................   1,000,000        999,670
USX Marathon Group, 8.50%, 03/01/23......   1,000,000      1,096,230
USX Marathon Group, 9.375%, 05/15/22.....   1,000,000      1,187,420
United Air Lines, 9.75%, 08/15/21........   2,500,000      2,994,450
Viacom Inc., 7.625%, 01/15/16(a).........   1,000,000      1,004,190
Weirton Steel Corp., 11.50%,
  03/01/98(a)............................     600,000        618,000
Woolworth, 8.50%, 01/15/22...............     500,000        527,055
                                                        ------------
TOTAL CORPORATE BONDS
  (COST -- $80,315,201)..................                 85,088,368
                                                        ------------
U.S. GOVERNMENT OBLIGATIONS -- 1.8%
-----------------------------------------
Federal National Mortgage Association.,
  10.00%, 07/15/96.......................   1,000,000        992,500
U.S. Treasury Note, 6.50%, 05/15/05......   1,000,000      1,065,080
                                                        ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST -- $2,021,650)...................                  2,057,580
                                                        ------------
U.S. DOLLAR DENOMINATED
FOREIGN BONDS -- 20.3%
-----------------------------------------
Banco de Nordeste Brasil 144A REGD,
  9.00%, 11/12/96(a).....................   1,400,000      1,366,750
Banco Ganadero S.A., 9.75%, 08/26/99(a)..   1,000,000      1,012,500
Bancomex Trust, 8.00%, 08/05/2003(a).....   1,000,000        778,750
Banpais S.A., 7.25%, 01/28/97(a).........     200,000        186,000
Banpais 144A REGD, 7.25%,
  01/28/97(a)............................     500,000        465,000
Brazilian IDU Trust, FRN,
  6.0625%, 01/01/01(a)...................     960,000        813,600
Cominco Ltd., 8.03%, 5/26/03.............   2,600,000      2,829,632
Comunicacion Celular S.A.,
  FRN, 11/15/03(a).......................   2,000,000      1,130,000
General Electric Capital Corp.,
  FRN, 03/10/97..........................   1,000,000        566,780
General Electric Capital Corp.,
  FRN, 10/29/96..........................   1,000,000        529,690
Grupo Mex de Desarrollo, 8.25%, 02/17/01
  144A...................................   1,000,000        400,000
Grupo Mex de Desarrollo, 8.25%,
  02/17/01(a)............................     250,000        100,000
Grupo Industrial Durango 144A REGD, FRN,
  11/18/96(a)............................     500,000        475,000
Grupo Simec S.A. de CV 144A REGD, 8.875%,
  12/15/98(a)............................   1,500,000        828,750
Guangdong Enterprises,
  8.75%, 12/15/03(a).....................   2,000,000      1,763,620
Inco Ltd., 9.60%, 06/15/22...............   2,000,000      2,344,100
Industrias Unidas, 8.50%, 01/27/99(a)....   1,000,000        740,000


                      (See Notes to Financial Statements)

IVY BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

         U.S. DOLLAR DENOMINATED              PAR
              FOREIGN BONDS                  VALUE         VALUE
------------------------------------------------------------------------
Iochpe-Maxion S.A.,
  12.275%, 11/08/02(a)...................  $  900,000   $    765,000
Metalurgica Gerdau S.A.,
  10.25%, 11/23/01(a)....................   1,000,000        945,000
National Bank of Hungary,
  8.875%, 11/01/13(a)....................   1,000,000        850,000
RHG Finance Corp., 8.875%, 10/01/05......   1,000,000      1,053,220
Republic of Argentina,
  8.25%, 08/02/00(a).....................   1,000,000        935,000
Singer Co. NV, 7.00%, 04/01/03...........   1,500,000      1,446,195
Companhia Suzano Papel 144A REGD, 10.25%,
  10/06/01(a)............................     900,000        850,500
                                                        ------------
TOTAL U.S. DOLLAR DENOMINATED FOREIGN
  BONDS (COST -- $25,442,016)............                 23,175,087
                                                        ------------
COMMON STOCKS -- 0.1%                          SHARES
-----------------------------------------  ----------
Pegasus Media Class B
  (Cost -- $25,000)......................         200         50,000
                                                        ------------
                                                  PAR
SHORT-TERM OBLIGATIONS -- 1.1%                  VALUE
-----------------------------------------  ----------
Federal Home Loan Mortgage Corp., 5.579%,
  01/02/96 (Cost -- $1,274,805)..........  $1,275,000      1,274,805
                                                        ------------
TOTAL INVESTMENTS -- 97.9%
  (COST -- $109,078,672)*................                111,645,840
OTHER ASSETS, LESS LIABILITIES -- 2.1%...                  2,377,572
                                                        ------------
NET ASSETS -- 100%.......................               $114,023,412
                                                        ============
*Cost is approximately the same for Federal income tax purposes.
(a) Below investment grade security.
FRN = Floating Rate Note
REGD = Registered
FEDERAL INCOME TAX INFORMATION:
At December 31, 1995, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $  6,301,922
    Gross unrealized depreciation....................     (3,734,754)
                                                        ------------
        Net unrealized appreciation..................   $  2,567,168
                                                        ============

OTHER INFORMATION
Purchases and sales of securities other than short-term U.S.
Government securities and short term obligations aggregated
$102,532,198 and $112,557,296, respectively, for the period ended
December 31, 1995.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $109,078,672)............................................................  $111,645,840
Receivables:
  Fund shares sold.................................................................................................        35,009
  Interest.........................................................................................................     2,604,476
Deferred organization expenses.....................................................................................        60,638
Other assets.......................................................................................................        16,386
                                                                                                                     ------------
  Total assets.....................................................................................................   114,362,349
                                                                                                                     ------------
LIABILITIES
Payables:
  Distributions to shareholders....................................................................................         5,853
  Fund shares repurchased..........................................................................................       159,887
  Management fee...................................................................................................        71,859
  12b-1 service and distribution fees..............................................................................        27,206
  Administrative services fee......................................................................................         9,581
  Fund accounting..................................................................................................         8,400
  Transfer agent...................................................................................................        18,518
Due to custodian...................................................................................................        30,056
Other accrued expenses and liabilities.............................................................................         7,577
                                                                                                                     ------------
  Total liabilities................................................................................................       338,937
                                                                                                                     ------------
NET ASSETS.........................................................................................................  $114,023,412
                                                                                                                     ============
CLASS A:
Net asset value and redemption price per share ($108,839,893 / 11,124,202 shares outstanding)......................  $       9.78
                                                                                                                     ============
Maximum offering price per share ($9.78 x 100 / 95.25)*............................................................  $      10.27
                                                                                                                     ============
CLASS B:
Net asset value and offering price per share ($5,183,519 / 529,796 shares outstanding)**...........................  $       9.78
                                                                                                                     ============
NET ASSETS CONSIST OF:
  Capital paid-in..................................................................................................  $118,697,394
  Accumulated net realized loss....................................................................................    (7,241,150)
  Net unrealized appreciation on investments.......................................................................     2,567,168
                                                                                                                     ------------
NET ASSETS.........................................................................................................  $114,023,412
                                                                                                                     ============

 * On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Interest...............................................................................................             $ 9,772,593
                                                                                                                      -----------
EXPENSES
  Management fee.........................................................................................  $848,778
  Transfer agent.........................................................................................   198,311
  Administrative services fee............................................................................   113,170
  Custodian fees.........................................................................................    17,297
  Blue Sky fees..........................................................................................    45,933
  Auditing and accounting fees...........................................................................    47,214
  Shareholder reports....................................................................................     8,479
  Amortization of organization expenses..................................................................    15,454
  Fund accounting........................................................................................   102,160
  Trustees' fees.........................................................................................     3,226
  12b-1 service and distribution fees
    Class A..............................................................................................   273,837
    Class B..............................................................................................    36,359
  Legal..................................................................................................    32,308
  Other..................................................................................................    31,604
                                                                                                                      -----------
                                                                                                                        1,774,130
Expenses reimbursed by manager...........................................................................                  (2,615)
                                                                                                                      -----------
  Net expenses...........................................................................................               1,771,515
                                                                                                                      -----------
Net investment income....................................................................................               8,001,078
                                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments.......................................................................              (2,940,340)
  Net unrealized appreciation during the period on investments...........................................              13,121,035
                                                                                                                      -----------
    Net gain on investments..............................................................................              10,180,695
                                                                                                                      -----------
Net increase in net assets resulting from operations.....................................................             $18,181,773
                                                                                                                      ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        FOR THE      FOR THE SIX
                                                                                                       YEAR ENDED    MONTHS ENDED
                                                                                                      DECEMBER 31,   DECEMBER 31,
                                                                                                      ------------   ------------
                                                                                                          1995           1994
                                                                                                      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.............................................................................  $  8,001,078   $ 4,103,279
  Net realized loss on investments..................................................................    (2,940,340)     (426,050 )
  Net unrealized gain (loss) during the period on investments.......................................    13,121,035    (3,134,854 )
                                                                                                      ------------   ------------
    Net increase resulting from operations..........................................................    18,181,773       542,375
                                                                                                      ------------   ------------
CLASS A:
Distributions from
  Net investment income.............................................................................    (7,254,790)   (3,984,415 )
  In excess of net realized gain....................................................................            --    (1,134,267 )
  Capital paid-in...................................................................................    (1,327,021)           --
                                                                                                      ------------   ------------
    Total distributions to Class A shareholders.....................................................    (8,581,811)   (5,118,682 )
                                                                                                      ------------   ------------
CLASS B:
Distributions from
  Net investment income.............................................................................      (213,541)      (48,403 )
  In excess of net realized gain....................................................................            --       (24,587 )
  Capital paid-in...................................................................................       (47,497)           --
                                                                                                      ------------   ------------
    Total distributions to Class B shareholders.....................................................      (261,038)      (72,990 )
                                                                                                      ------------   ------------
Fund share transactions (Note 10):
  Net decrease resulting from Fund share transactions
    Class A.........................................................................................   (10,437,361)   (5,275,914 )
    Class B.........................................................................................     2,470,240     1,742,753
                                                                                                      ------------   ------------
      Net decrease resulting from Fund share transactions...........................................    (7,967,121)   (3,533,161 )
                                                                                                      ------------   ------------
Total increase (decrease) in net assets.............................................................     1,371,803    (8,182,458 )
NET ASSETS
  Beginning of period...............................................................................   112,651,609   120,834,067
                                                                                                      ------------   ------------
  End of period.....................................................................................  $114,023,412   $112,651,609
                                                                                                      ============   ===============
Accumulated undistributed net investment income.....................................................  $         --   $     9,511
                                                                                                      ============   ===============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                    FOR THE       FOR THE SIX
                                   YEAR ENDED    MONTHS ENDED
                                  DECEMBER 31,   DECEMBER 31,                         FOR THE YEAR ENDED JUNE 30,
            CLASS A               ------------   -------------         ----------------------------------------------------------
    SELECTED PER SHARE DATA           1995           1994                1994             1993             1992            1991
                                  ------------   -------------         --------         --------         --------         -------
Net asset value, beginning of
  period........................    $   9.01       $    9.38           $  10.34         $   9.95         $   9.61         $  9.84
                                  ------------   -------------         --------         --------         --------         -------
  Income from investment
    operations
  Net investment income.........         .67(a)          .33(a)             .63              .55              .63(a)          .62(a)
  Net gain (loss) on investments
    (both realized and
    unrealized).................         .84            (.29)              (.60)            1.00              .73             .10
                                  ------------   -------------         --------         --------         --------         -------
    Total from investment
      operations................        1.51             .04                .03             1.55             1.36             .72
                                  ------------   -------------         --------         --------         --------         -------
  Less distributions from
  Net investment income.........         .63             .32                .61              .64              .63             .62
  Net realized gain.............          --              --                .38              .52              .25             .13
  In excess of net realized
    gain........................          --             .09                 --               --               --              --
  Capital paid-in...............         .11              --                 --               --              .14             .20
                                  ------------   -------------         --------         --------         --------         -------
    Total distributions.........         .74             .41                .99             1.16             1.02             .95
                                  ------------   -------------         --------         --------         --------         -------
Net asset value, end of
  period........................    $   9.78       $    9.01           $   9.38         $  10.34         $   9.95         $  9.61
                                  ============== ===============       ========         ========         ========         =======
Total return(%).................       17.41(b)          .43(c)            0.00(b)         16.29(b)         14.77(b)         7.58(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)................    $108,840       $ 110,232           $120,073         $132,721         $102,328         $92,687
Ratio of expenses to average
  daily net assets
  With expense
    reimbursement(%)............        1.54            1.50(d)              --               --             1.50            1.50
  Without expense
    reimbursement(%)............        1.54            1.52(d)            1.45             1.49             1.55            1.65
Ratio of net investment income
  to average daily net
  assets(%).....................        7.09(a)         6.92(a)(d)         6.19             6.42             6.92(a)         6.77(a)
Portfolio turnover rate(%)......          93              44(d)              78              134              129             118

                      (See Notes to Financial Statements)

                                                                        FOR THE            FOR THE SIX            APRIL 1, 1994
                                                                       YEAR ENDED          MONTHS ENDED         (COMMENCEMENT) TO
                                                                      DECEMBER 31,         DECEMBER 31,             JUNE 30,
                              CLASS B                                 ------------         ------------         -----------------
                      SELECTED PER SHARE DATA                             1995                 1994                   1994
                                                                      ------------         ------------         -----------------
Net asset value, beginning of period...............................      $ 9.01               $ 9.38                 $  9.82
                                                                         ------               ------                  ------
  Income (loss) from investment operations
  Net investment income............................................         .60(a)               .30(a)                  .10
  Net gain (loss) on investments (both realized and unrealized)....         .84                 (.29)                   (.32)
                                                                         ------               ------                  ------
    Total from investment operations...............................        1.44                  .01                    (.22)
                                                                         ------               ------                  ------
  Less distributions from
  Net investment income............................................         .56                  .29                     .14
  Net realized gain................................................          --                   --                     .08
  In excess of net realized gain...................................          --                  .09                      --
  Capital paid-in..................................................         .11                   --                      --
                                                                         ------               ------                  ------
    Total distributions............................................         .67                  .38                     .22
                                                                         ------               ------                  ------
Net asset value, end of period.....................................      $ 9.78               $ 9.01                 $  9.38
                                                                      ==============       ===============      =================
Total return(%)....................................................       16.54(b)               .06(c)                (2.24)(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........................      $5,184               $2,420                 $   761
Ratio of expenses to average daily net assets
  With expense reimbursement(%)....................................        2.29                 2.25(d)                   --
  Without expense reimbursement(%).................................        2.29                 2.27(d)                 2.20(d)
Ratio of net investment income to average daily net assets(%)......        6.34(a)              6.17(a)(d)              5.44(d)
Portfolio turnover rate(%).........................................          93                   44(d)                   78
(a)   Net investment income is net of expenses reimbursed by manager.
(b)   Total return does not reflect a sales charge.
(c)   Total return represents aggregate total return and does not reflect a sales charge.
(d)   Annualized.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Bond Fund (the Fund) (formerly Mackenzie Fixed Income Trust d/b/a Ivy Bond Fund), is a series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Debt securities (other than commercial paper and short-term obligations) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional size trading units of such securities. Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market value. All other securities are valued at their fair value, as determined in good faith by the Board.

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Dividend income, if any, is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund had a net tax-basis capital loss carryforward of approximately $6,693,000 as of December 31, 1995, which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $646,000 in 1996, $636,000 in 1997, $17,000 in 1998, $1,968,000 in 1999, $984,000 in 2001
and $2,442,000 in 2003.

     d. Distributions to shareholders -- Distributions from net investment income are declared monthly and distributions from net realized capital gains, if any, are declared annually. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B over Class A shares. Distributions are paid at the earlier of redemption or the designated monthly or annual payment date.

     e. Deferred organization expenses -- Expenses incurred by the Fund in connection with issuing Class B and Class I shares have been deferred and are being amortized on a straight-line basis over a five year period.

     f. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of .75% of its first $500 million of average daily net assets; .60% of its next $500 million of average daily net assets; and .40% of its average daily net assets in excess of $1 billion.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discount retained by MIFDI was $20,028.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. IMI voluntarily limited the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) through January 31, 1995 to an annual rate of 1.25% of its average daily net assets. Effective February 1, 1995, the voluntary expense limitation was terminated. Expenses reimbursed by manager reflected in the Statement of Operations consists of a voluntary reimbursement.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets for Class A and Class B, and .01% of its average daily net assets for Class I. Such fee is reflected as Administrative services fees in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,000 when net assets are $20 million and under; $1,500 when net assets are over $20 million to $75 million; $4,000 when net assets are over $75 million to $100 million; and $6,000 when net assets are over $100 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.75 per open account for Class A and Class B, and $10.25 per open account for Class I and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS
     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average daily net asset value of Class A and Class B shares issued after December 31, 1991. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average daily net asset value attributable to Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. ACQUISITION OF MACKENZIE FIXED INCOME TRUST

     On January 1, 1995, the Fund acquired the net assets of Mackenzie Fixed Income Trust (MFIT) d/b/a Ivy Bond Fund pursuant to a plan of reorganization adopted by the Board September 29, 1994 and approved by MFIT's shareholders on December 15, 1994. The reorganization was accomplished by a tax-free exchange of 12,502,434 (12,233,828 Class A and 268,606 Class B) (NAV $9.01) shares of the
Fund for the 12,502,434 (12,233,828 Class A and 268,606 Class B) (NAV $9.01)
shares of MFIT outstanding on December 31, 1994. MFIT's net assets at that date of $112,651,609, including $4,967,139 realized loss and $10,553,867 unrealized depreciation, were combined with the Fund for total net assets after acquisition of $112,651,636.

9. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A and Class I shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A and Class I shares. As a result of this change, the net asset value per share of Class A and Class B are expected to differ.

10. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                  YEAR ENDED               SIX MONTHS ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------   -------------------------
         CLASS A             SHARES        AMOUNT        SHARES        AMOUNT
-------------------------  ----------   ------------   ----------   ------------
Sold.....................   1,092,290   $ 10,252,225      928,252   $  8,609,775
Issued on reinvestment of
 distributions...........     551,438      5,173,367      449,164      4,160,082
Repurchased..............  (2,753,354)   (25,862,953)  (1,941,779)   (18,045,771)
                           ----------   ------------   ----------   ------------
Net decrease.............  (1,109,626)  $(10,437,361)    (564,363)  $ (5,275,914)
                           ============ ============== ============ ==============

                                  YEAR ENDED                SIX MONTHS ENDED
                               DECEMBER 31, 1995           DECEMBER 31, 1994
                           -------------------------    ------------------------
         CLASS B             SHARES        AMOUNT         SHARES        AMOUNT
-------------------------  ----------    -----------    ----------    ----------
Sold.....................     359,904    $ 3,357,250       192,857    $1,792,589
Issued on reinvestment of
 distributions...........      20,582        194,470         5,237        48,035
Repurchased..............    (119,296)    (1,081,480)      (10,650)      (97,871)
                           ----------    -----------    ----------    ----------
Net increase.............     261,190    $ 2,470,240       187,444    $1,742,753
                           ============  =============  ============  ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Bond Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

IBF-2-296

DECEMBER 31, 1995                                      [IVY FUNDS LOGO]

IVY
SHORT-TERM
BOND
FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy
Boca Raton, FL 33432
1-800-456-5111

[PHOTO]

  THROUGHOUT THE
   CENTURIES,
THE CASTLE KEEP HAS
  BEEN A SOURCE
OF LONG-RANGE VISION
  AND STRATEGIC
   ADVANTAGE.

Dear Shareholder:

     During 1995 the domestic financial markets were extremely favorable for both equity and fixed income investors. Moderate economic growth coupled with an absence of inflationary pressure paved the way for lower interest rates. In January of 1996 the Federal Reserve Board once again lowered the discount rate, marking the third cut since last summer. At the same time that rates were declining, the economy remained strong enough for most companies to report respectable earnings gains. This combination of good earnings, declining interest rates, and a favorable inflation outlook created a positive environment for the fixed income market.
     Against this backdrop, the total return of Ivy Short-term Bond Fund was 8.56% on a net asset value basis for the twelve months ended December 31, 1995. This compares favorably to the one-year US Treasury, the relevant benchmark, which was up 8.09% for the same period. (For the Fund_s total return with sales charge, and performance commentary, please refer to the following pages.)
     The Fund is primarily invested in short-term government issues. These include both U.S. agency paper as well as short-term treasury notes.

                       IVY SHORT-TERM BOND FUND SEEKS TO
                       OBTAIN AS HIGH A LEVEL OF CURRENT
                         INCOME AS IS CONSISTENT WITH
                        THE PRESERVATION OF CAPITAL AND
                    LIQUIDITY BY INVESTING IN HIGH-QUALITY,
                            SHORT-TERM INSTRUMENTS.

     The longer maturity corporate bonds, which have a lower credit quality, have performed well this year and provided a nice boost in yield over treasury issues. We believe the underlying credit fundamentals continue to be positive for these companies.
    The current interest rate environment, low inflationary pressures and prospects for economic growth should continue to provide a positive atmosphere for Ivy Short-term Bond Fund.

Sincerely,

/s/ Michael G. Landry                      /s/ Michael R. Peers
Michael G. Landry                          Michael R. Peers
President                                  Chairman

BOARD OF TRUSTEES
John S. Anderegg, Jr
Paul H. Broyhill
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Michael R. Peers
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, President
Keith J. Carlson, Vice President
C. William Ferris,
Secretary/Treasurer
Michael R. Peers, Chairman

Custodian
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Mackenzie Ivy Investor
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
1-800-777-6472

AUDITORS
Coopers & Lybrand L.L.P.
Fort Lauderdale, FL

MANAGER
Ivy Management,
Inc.Boca Raton, FL

DISTRIBUTOR
Mackenzie Ivy Funds
Distribution, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, FL 33432

IVY SHORT-TERM BOND FUND PERFORMANCE COMMENTARY
In a period of declining interest rates, Ivy Short-term Bond Fund performed well. For the twelve months ended December 31, 1995 the Fund's total return on a net asset value basis was 8.56%. This compares favorably to the one-year U.S. Treasury bond which was up 8.09% for the same period. The additional return provided by the Fund was primarily attributable to the good performance of the corporate bonds in the portfolio.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (8/91) OF A $10,000
                                  INVESTMENT

                                   [CHART]

------------------------------------------------------------------
                                       IVY SHORT-TERM BOND FUND
                                      FOR PERIOD ENDING 12/31/95
                       Class A*-with sales charge           Class B**
                        Average Annual
                         Total Return              Average Annual Total Return
                          ---------------------------------------------------
                    w/Reimb.    w/o Reimb.         w/Reimb.           w/o Reimb.
                          ---------------------------------------------------
                                                 w/       w/o        w/       w/o
                                                CDSC      CDSC      CDSC      CDSC
                                                  ------------------------------
 1 Yr.               5.30%         2.82%         --        --        --        --
----------------------------------------------------------------------------------
 Since Inception     4.01%         2.97%       3.60%     8.71%     2.29%     7.34%
-----------------------------------------------------------------------------------

 *Class A performance figures include the maximum sales charge of 3.00%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 3%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses and a capital contribution by the Manager. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The principal value of Ivy Short-term Bond Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment. Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

--------------------------------------------------------------------------------

IVY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

        U.S. GOVERNMENT AND AGENCY              PAR
           OBLIGATIONS -- 77.1%                VALUE        VALUE
--------------------------------------------------------------------
DIRECT U.S. OBLIGATIONS -- 32.1%
U.S. Treasury Note, 6.125%, 07/31/96.......  $  500,000   $  502,335
U.S. Treasury Note, 5.75%, 10/31/97........     500,000      504,805
U.S. Treasury Note, 6.25%, 01/31/97........     500,000      505,415
U.S. Treasury Strip, 0.00%, 11/15/98.......     500,000      430,620
                                                          ----------
                                                           1,943,175
                                                          ----------
GOVERNMENT AGENCY OBLIGATIONS -- 45.0%
Federal Home Loan Mortgage Association,
  7.775%, 10/01/20.........................      43,101       42,607
Federal National Mortgage Association,
  7.664%, 12/01/18.........................     182,699      189,959
Student Loan Marketing Association,
  FRN, 5.20%, 07/19/96.....................     400,000      399,496
Student Loan Marketing Association,
  FRN, 5.35%, 02/17/98.....................   1,500,000    1,496,250
Student Loan Marketing Association,
  FRN, 5.26%, 01/13/99.....................     500,000      499,365
Student Loan Marketing Association,
  FRN, 5.31%, 03/07/01.....................     100,000       98,875
                                                          ----------
                                                           2,726,552
                                                          ----------
TOTAL U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS (COST -- $4,615,153).........                4,669,727
                                                          ----------
DOMESTIC CORPORATE BONDS -- 1.7%
-------------------------------------------
Weirton Steel Inc., 11.50%, 03/01/98(a)....     100,000      103,000
                                                          ----------
TOTAL DOMESTIC CORPORATE BONDS
  (COST -- $100,000).......................                  103,000
                                                          ----------

U.S. DOLLAR DENOMINATED               PAR
FOREIGN BONDS -- 13.4%               VALUE
------------------------------------------

Banco Do Nordeste Brasil -- 144A
  REGD, 9.00%, 11/12/96(a).................  $  250,000   $  244,062
Banpais S.A. -- 144A REGD,
  7.25%, 01/28/97(a).......................     300,000      279,000
Grupo Industrial Durango -- 144A REGD, FRN,
  9.6875%, 11/18/96(a).....................     300,000      285,000
                                                          ----------
TOTAL U.S. DOLLAR DENOMINATED FOREIGN
  BONDS (COST -- $753,745).................                  808,062
                                                          ----------
TOTAL INVESTMENTS -- 92.2%
  (COST -- $5,468,898)*....................                5,580,789
OTHER ASSETS, LESS LIABILITIES -- 7.8%.....                  473,130
                                                          ----------
NET ASSETS -- 100%.........................               $6,053,919
                                                          ==========
*Cost is approximately the same for Federal income tax purposes.
FRN  -- Floating Rate Note; reflects rate at December 31, 1995.
REGD -- Registered.
(a) Below investment grade security.
FEDERAL INCOME TAX INFORMATION:
At December 31, 1995 the net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation......................   $  132,207
    Gross unrealized depreciation......................      (20,316)
                                                          ----------
        Net unrealized appreciation....................   $  111,891
                                                          ==========
OTHER INFORMATION:
Purchases and sales of securities other than short-term and U.S.
Government and Government Agency obligations aggregated $414,870 and
  $2,112,775, respectively, for the year ended December 31, 1995.
Purchases and sales of U.S. Government and Government Agency obligations aggregated $2,943,765 and $3,124,704, respectively, for the year ended December 31, 1995.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $5,468,898)................................................................  $5,580,789
Cash.................................................................................................................     317,861
Receivables:
  Interest...........................................................................................................      72,212
  Manager for expense reimbursement..................................................................................      20,092
Deferred organization expenses.......................................................................................      65,656
Other assets.........................................................................................................       8,145
                                                                                                                       ----------
  Total assets.......................................................................................................   6,064,755
                                                                                                                       ----------
LIABILITIES
Payables:
  Fund shares repurchased............................................................................................          66
  Management fee.....................................................................................................       3,096
  12b-1 service and distribution fees................................................................................         936
  Administrative services fee........................................................................................         516
  Fund accounting....................................................................................................       2,001
  Transfer agent.....................................................................................................       1,211
Other accrued expenses and liabilities...............................................................................       3,010
                                                                                                                       ----------
  Total liabilities..................................................................................................      10,836
                                                                                                                       ----------
NET ASSETS...........................................................................................................  $6,053,919
                                                                                                                       ==========
CLASS A:
Net asset value and redemption price per share ($6,027,153 / 619,271 shares outstanding).............................  $     9.73
                                                                                                                       ==========
Maximum offering price per share ($9.73 x 100 / 97)*.................................................................  $    10.03
                                                                                                                       ==========
CLASS B:
Net asset value and offering price per share ($26,766 / 2,751 shares outstanding)**..................................  $     9.73
                                                                                                                       ==========
NET ASSETS CONSIST OF:
  Capital paid-in....................................................................................................  $6,723,281
  Accumulated net realized loss on investments.......................................................................    (806,470)
  Accumulated undistributed net investment income....................................................................      25,217
  Net unrealized appreciation on investments.........................................................................     111,891
                                                                                                                       ----------
NET ASSETS...........................................................................................................  $6,053,919
                                                                                                                       ==========

 * On sales of more than $25,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Interest..................................................................................................            $ 452,627
                                                                                                                        ---------
EXPENSES
  Management fee............................................................................................  $42,049
  Transfer agent............................................................................................   13,645
  Administrative services fee...............................................................................    7,008
  Custodian fees............................................................................................    1,521
  Blue Sky fees.............................................................................................   31,386
  Auditing and accounting fees..............................................................................   25,323
  Shareholder reports.......................................................................................    4,105
  Amortization of organization expenses.....................................................................   24,640
  Fund accounting...........................................................................................   22,290
  Trustees' fees............................................................................................    3,960
  12b-1 service and distribution fees
    Class A.................................................................................................   17,428
    Class B.................................................................................................      299
  Legal.....................................................................................................   27,587
  Other.....................................................................................................    8,401
                                                                                                                        ---------
                                                                                                                          229,642
  Expenses reimbursed by manager............................................................................             (163,233)
  Fees paid indirectly......................................................................................                 (822)
                                                                                                                        ---------
  Net expenses..............................................................................................               65,587
                                                                                                                        ---------
Net investment income.......................................................................................              387,040
                                                                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments and foreign currency transactions........................................             (321,600)
  Net unrealized appreciation during the period on investments..............................................              313,952
                                                                                                                        ---------
    Net loss on investments.................................................................................               (7,648)
                                                                                                                        ---------
Net increase in net assets resulting from operations........................................................            $ 379,392
                                                                                                                        =========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        FOR THE      FOR THE SIX
                                                                                                       YEAR ENDED    MONTHS ENDED
                                                                                                      DECEMBER 31,   DECEMBER 31,
                                                                                                      ------------   ------------
                                                                                                          1995           1994
                                                                                                      ------------   ------------
DECREASE IN NET ASSETS
Operations:
  Net investment income.............................................................................  $   387,040    $   251,814
  Net realized loss on investments and foreign currency transactions................................     (321,600 )     (184,971 )
  Net unrealized appreciation (depreciation) during the period on investments.......................      313,952        (47,477 )
                                                                                                      ------------   ------------
    Net increase resulting from operations..........................................................      379,392         19,366
                                                                                                      ------------   ------------
CLASS A:
Distributions from
  Net investment income.............................................................................     (384,755 )     (230,499 )
  In excess of net investment income................................................................         (572 )           --
                                                                                                      ------------   ------------
    Total distributions to Class A shareholders.....................................................     (385,327 )     (230,499 )
                                                                                                      ------------   ------------
CLASS B:
Distributions from
  Net investment income.............................................................................       (2,285 )           --
                                                                                                      ------------   ------------
    Total distributions to Class B shareholders.....................................................       (2,285 )           --
                                                                                                      ------------   ------------
CLASS I:
Distributions from
  Net investment income.............................................................................           --        (20,240 )
                                                                                                      ------------   ------------
Fund share transactions (Note 11):
  Net decrease resulting from Fund share transactions
    Class A.........................................................................................   (2,720,391 )   (3,477,341 )
    Class B.........................................................................................       27,045             --
    Class I.........................................................................................           --     (1,481,730 )
                                                                                                      ------------   ------------
      Net decrease resulting from Fund share transactions...........................................   (2,693,346 )   (4,959,071 )
                                                                                                      ------------   ------------
Capital contributed by manager (Note 9).............................................................      183,827             --
                                                                                                      ------------   ------------
Total decrease in net assets........................................................................   (2,517,739 )   (5,190,444 )
NET ASSETS
  Beginning of period...............................................................................    8,571,658     13,762,102
                                                                                                      ------------   ------------
  End of period.....................................................................................  $ 6,053,919    $ 8,571,658
                                                                                                      ============== ===========
Accumulated undistributed net investment income.....................................................  $    25,217    $    27,935
                                                                                                      ============== ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                            FOR THE      FOR THE SIX
                                                           YEAR ENDED    MONTHS ENDED         FOR THE YEAR ENDED JUNE
                                                          DECEMBER 31,   DECEMBER 31,                   30,
                        CLASS A                           ------------   ------------         -----------------------
                SELECTED PER SHARE DATA                       1995           1994              1994            1993
                                                          ------------   ------------         -------         -------
Net asset value, beginning of period....................     $ 9.49         $ 9.71            $  9.92         $  9.96
                                                             ------         ------            -------         -------
 Income (loss) from investment operations
 Net investment income(a)...............................        .54            .23                .36             .46
 Net loss on investment transactions (both realized and
   unrealized)..........................................       (.02)          (.22)              (.21)           (.04)
                                                             ------         ------            -------         -------
   Total from investment operations.....................        .52            .01                .15             .42
                                                             ------         ------            -------         -------
 Less distributions from
 Net investment income..................................        .54            .23                .36             .46
 Capital paid-in........................................         --             --                 --              --
                                                             ------         ------            -------         -------
   Total distributions..................................        .54            .23                .36             .46
                                                             ------         ------            -------         -------
 Capital contributed by manager (Note 9)................        .26             --                 --              --
                                                             ------         ------            -------         -------
Net asset value, end of period..........................     $ 9.73         $ 9.49            $  9.71         $  9.92
                                                          ================ =================  ========        ========
Total return(%).........................................       8.56 (b)(g      .03(c)            1.57(b)         4.33(b)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................     $6,027         $8,572            $12,267         $44,375
Ratio of total expenses to average daily net assets
 With expense reimbursement and fees paid
   indirectly(%)(e).....................................        .93           1.38(d)             .92             .82
 Without expense reimbursement and fees paid
   indirectly(%)(e).....................................       3.27           2.80(d)            1.52            1.45
Ratio of net investment income to average daily net
 assets(%)(a)...........................................       5.53           4.65(d)            3.73            4.54
Portfolio turnover rate(%)..............................         54            143(d)              37              69


                      (See Notes to Financial Statements)

                                                                                                                JANUARY 12, 1995
                                                                                                                (COMMENCEMENT) TO
                                                                                                                  DECEMBER 31,
                                                   CLASS B                                                      -----------------
                                           SELECTED PER SHARE DATA                                                    1995
                                                                                                                -----------------
Net asset value, beginning of period..........................................................................        $9.44
                                                                                                                      -----
  Income from investment operations
  Net investment income(a)....................................................................................          .49
  Net loss on investment transactions (both realized and unrealized)..........................................          .03
                                                                                                                      -----
    Total from investment operations..........................................................................          .52
                                                                                                                      -----
  Less distributions from
  Net investment income.......................................................................................          .49
                                                                                                                      -----
  Capital contributed by manager (Note 9).....................................................................          .26
                                                                                                                      -----
Net asset value, end of period................................................................................        $9.73
                                                                                                                ===============
Total return(%)...............................................................................................         8.53(c)(g)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)......................................................................        $  27
Ratio of total expenses to average daily net assets
  With expense reimbursement and fees paid indirectly(%)(e)...................................................         1.43(d)
  Without expense reimbursement and fees paid indirectly(%)(e)................................................         3.77(d)
Ratio of net investment income to average daily net assets(%)(a)..............................................         5.03(d)
Portfolio turnover rate(%)....................................................................................           54

                                                                                FOR THE                            FOR THE PERIOD
                                                                               YEAR ENDED       FOR THE SIX         JULY 3, 1993
                                                                                DECEMBER        MONTHS ENDED       (COMMENCEMENT)
                                                                                  31,           DECEMBER 31,        TO JUNE 30,
                                   CLASS I                                     ----------       ------------       --------------
                           SELECTED PER SHARE DATA                              1995(F)             1994                1994
                                                                               ----------       ------------       --------------
Net asset value, beginning of period.........................................    $   --            $ 9.71              $ 9.92
                                                                               ----------           -----              ------
  Income (loss) from investment operations
  Net investment income (a)..................................................        --               .14                 .39
  Net gain (loss) on investment transactions (both realized and
    unrealized)..............................................................        --              (.22)               (.21)
                                                                               ----------           -----              ------
    Total from investment operations.........................................        --              (.08)                .18
                                                                               ----------           -----              ------
  Less distributions from
  Net investment income......................................................        --               .14                 .39
                                                                               ----------           -----              ------
    Total distributions......................................................        --               .14                 .39
                                                                               ----------           -----              ------
Net asset value, end of period...............................................    $   --            $ 9.49              $ 9.71
                                                                               ============     ===============    ============
Total return(%)..............................................................        --              (.99)(c)            1.77(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).....................................    $   --(f)         $   --(f)           $1,495
Ratio of total expenses to average daily net assets:
  With expense reimbursement and fees paid indirectly(%)(e)..................        --              1.13(d)              .67(d)
  Without expense reimbursement and fees paid indirectly(%)(e)...............        --              2.55(d)             1.27(d)
Ratio of net investment income to average daily net assets(%)(a).............        --              4.90(d)             3.98(d)
Portfolio turnover rate(%)...................................................        --               143(d)               37

(a)   Net investment income is net of expenses reimbursed by manager.
(b)   Total return does not reflect a sales charge.
(c)   Total return represents aggregate total return and does not reflect a sales charge.
(d)   Annualized.
(e)   Beginning in 1995, total expenses include fees paid indirectly through an expense offset arrangement.
(f)   There were no Class I shares outstanding as of December 31, 1994, or as of or during the year ended December 31, 1995.
(g)   Without a capital contribution by the manager, total return for Class A and Class B would have been 5.82% and 5.78%, respectively.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Short-Term Bond Fund (the Fund) (formerly Mackenzie Short-Term U.S. Government Securities Fund d/b/a Ivy Short-Term U.S. Government Securities
Fund), is a series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional size trading units of such securities. Short-term obligations are valued at amortized cost, which approximates market value.

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis for financial statement and Federal income tax purposes.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $751,000 as of December 31, 1995, which may be applied against any realized net taxable gain of each succeeding year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $21,000 in 2001, $570,000 in 2002 and $160,000 in 2003.

     d. Distributions to shareholders -- Currently, distributions from net investment income are declared monthly. In addition, distributions to Class A shareholders are declared daily at the rate per share of the excess of 12b-1 fees of Class B over Class A shares. Distributions are paid at the earlier of redemption or the last business day of the month. Distributions derived from net realized capital gain, if any, are made in December.

     e. Deferred organization expense -- Expenses incurred by the Fund in connection with its organization and issuing Class B and Class I shares have been deferred and are being amortized on a straight-line basis over a five-year period.

     f. Reclassifications -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to bond premium amortization, foreign denominated securities and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     g. Fees paid indirectly -- The Fund has an arrangement whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the period, custody fees were reduced by $822 under this arrangement.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of .60% of its average daily net assets.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1995, the net amount of underwriting discounts retained by MIFDI was $506.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. In addition, IMI may voluntarily reimburse the Fund's expenses. Voluntary expense reimbursements may be terminated or revised at any time. Expenses reimbursed by manager reflected in the Statement of Operations consist of required and voluntary reimbursements of $36,704 and $126,529, respectively.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as Administrative services fee in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus telephone, delivery and other out-of-pocket expenses. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,000 when net assets are $20 million and under; $1,500 when net assets are over $20 million to $75 million; $4,000 when net assets are over $75 million to $100 million; and $6,000 when net assets are over $100 million. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $20.75 per open account for Class A and Class B, and $10.25 per open account for Class I and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. DISTRIBUTION PLANS

     Under Service and Distribution Plans, the Fund reimburses MIFDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average daily net asset value of Class A and Class B shares. Class B shares are also subject to an ongoing distribution fee at an annual rate of .50% of the average daily net asset value attributable to Class B shares. MIFDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations. Class I shares are not subject to service or distribution fees.

7. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

8. ACQUISITION OF MACKENZIE SHORT-TERM
   U.S. GOVERNMENT SECURITIES FUND

     On January 1, 1995, the Fund acquired the net assets of Mackenzie Short-Term U.S. Government Securities Fund (MSTUSGSF) d/b/a Ivy Short-Term U.S. Government Securities Fund pursuant to a plan of reorganization adopted by the Board September 29, 1994 and approved by MSTUSGSF's shareholders on December 31, 1994. The reorganization was accomplished by a tax-free exchange of 903,236 Class A shares (NAV $9.49) shares of the Fund for the 903,236 Class A shares (NAV $9.49) of MSTUSGSF outstanding on December 31, 1994. MSTUSGSF's net assets at that date of $8,571,658, including $645,132 realized loss and $202,061 unrealized depreciation, were combined with the Fund for total net assets after acquisition of $8,571,686.

9. NET REALIZED LOSS ON INVESTMENTS AND
   MIMI'S CONTRIBUTION OF CAPITAL

     In January, 1995 certain notes held by the Fund and collateralized by the Mexican peso matured and were paid at 63.23% of par value. The notes provided that they would mature at par value and the amount paid at maturity would not be affected by currency fluctuations except if the Mexican peso, relative to the U.S. dollar, declined in value more that 40% as of the note's maturity date. Prior to the maturity date, MIMI, the former Manager, believed that the bonds would mature at par and they were priced accordingly. The substantial devaluation of the Mexican peso, which was occurring at about the same time as the notes matured, resulted in a downward adjustment to the par value of the notes in an aggregate amount of $183,827, when the notes were paid off. Because of the significance of this trading loss to the Fund and for other business-related reasons, MIMI made a contribution of capital to the Fund in the amount of the loss. The contribution was made in January, 1995.

10. SUBSEQUENT EVENT

     On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A and Class I shares. As a result of this change, the net asset value per share of Class A, Class B and Class I are expected to differ.

11. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class I were as follows:

                                      YEAR ENDED            SIX MONTHS ENDED
                                  DECEMBER 31, 1995        DECEMBER 31, 1994
                                ----------------------   ----------------------
           CLASS A               SHARES      AMOUNT       SHARES      AMOUNT
------------------------------  --------   -----------   --------   -----------
Sold..........................    29,579   $   283,933     60,720   $   585,954
Issued on reinvestment of
 distributions................    28,768       276,261     17,751       170,596
Repurchased...................  (342,312)   (3,280,585)  (438,073)   (4,233,891)
                                --------   -----------   --------   -----------
Net decrease..................  (283,965)  $(2,720,391)  (359,602)  $(3,477,341)
                                ========== ============= ========== =============

                                                         JANUARY 12, 1995
                                                         (COMMENCEMENT) TO
                                                         DECEMBER 31, 1995
                                                      -----------------------
                      CLASS B                         SHARES         AMOUNT
----------------------------------------------------  -------       ---------
Sold................................................   20,705       $ 198,314
Issued on reinvestment of
 distributions......................................      169           1,615
Repurchased.........................................  (18,123)       (172,884)
                                                      -------       ---------
Net increase........................................    2,751       $  27,045
                                                      ========      ===========

                                      YEAR ENDED            SIX MONTHS ENDED
                                  DECEMBER 31, 1995        DECEMBER 31, 1994
                                ----------------------   ----------------------
           CLASS I               SHARES      AMOUNT       SHARES      AMOUNT
------------------------------  --------   -----------   --------   -----------
Sold..........................        --   $        --         --   $        --
Issued on reinvestment of
 distributions................        --            --      2,072        20,014
Repurchased...................        --            --   (155,974)   (1,501,744)
                                --------   -----------   --------   -----------
Net decrease..................        --   $        --   (153,902)  $(1,481,730)
                                ========== ============= ========== =============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Short-term Bond Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

ISTBF-2-296

DECEMBER 31, 1995                                        [IVY FUNDS LOGO]

IVY
MONEY
MARKET
FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

[PHOTO]

  THROUGHOUT THE
    CENTURIES,
THE CASTLE KEEP HAS
   BEEN A SOURCE
OF LONG-RANGE VISION
  AND STRATEGIC
    ADVANTAGE.

Dear Shareholder:

     During 1995, the domestic financial markets were extremely favorable for both equity and fixed income investors. Moderate economic growth coupled with an absence of inflationary pressure paved the way for lower interest rates. In January of 1996, the Federal Reserve Board once again lowered the discount rate, marking the third such cut since last summer. At the same time that rates were declining, the economy remained strong enough for most companies to report respectable earnings gains.
     Against this backdrop, the manager of Ivy Money Market Fund continued to maintain a portfolio position that stressed only the highest quality money market instruments with ratings

                                    [GRAPH]

                      THE IVY MONEY MARKET FUND SEEKS TO
                       OBTAIN AS HIGH A LEVEL OF CURRENT
                       INCOME AS IS CONSISTENT WITH THE
                     PRESERVATION OF CAPITAL AND LIQUIDITY
                         BY INVESTING IN HIGH-QUALITY,
                            SHORT-TERM SECURITIES.

of A1+/P1 while maintaining an average portfolio maturity of less than 90 days.
     As in the past, derivative products were avoided in an effort to protect shareholders from undue risk.
     As always, we will continue to actively manage the Ivy Money Market Fund to obtain the highest yield, while maintaining as much stability as possible.

Sincerely,


/s/ Michael G. Landry           /s/ Michael R. Peers
Michael G. Landry               Michael R. Peers
President                       Chairman


BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glaube
Michael G. Landry
Michael R. Peers
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, M

OFFICERS
Michael G. Landry, President
Keith J. Carlson, Vice President
C. William Ferris,
Secretary/Treasurer
Michael R. Peers, Chairman

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Mackenzie Ivy Investor
Services Corp
P.O. Box 3022
Boca Raton, FL 33431-0922
1-800-777-6472

AUDITORS
Coopers & Lybrand L.L.P.
Fort Lauderdale, FL

MANAGER
Ivy Management, Inc
Boca Raton, FL

DISTRIBUTOR
Mackenzie Ivy Funds
Distribution, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, FL 33432

IVY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

                                               PAR
        COMMERCIAL PAPER -- 14.8%             VALUE         VALUE
---------------------------------------------------------------------------
American General, 5.67%, 01/05/96.........  $1,300,000    $1,299,184
Associates Corp. of North America,
  5.79%, 01/08/96.........................     451,000       450,495
General Electric Capital Corp.,
  5.68%, 01/03/96.........................     847,000       846,734
Prudential Funding Corp., 5.66%,
  01/10/96................................   1,048,000     1,046,520
                                                         -----------
TOTAL COMMERCIAL PAPER
  (COST -- $3,642,933)....................                 3,642,933
                                                         -----------
U.S. GOVERNMENT AGENCIES AND                   PAR          MARKET
OBLIGATIONS -- 85.5%                          VALUE         VALUE
--------------------------------------------------------------------

Federal Farm Credit, 5.69%, 01/23/96......  $5,685,000   $ 5,665,573
Federal Home Loan Bank, 5.66%, 01/29/96...   2,000,000     1,991,258
Federal Home Loan Mortgage Corporation,
  5.50%, 01/02/96.........................   5,580,000     5,579,148
Federal National Mortgage Association,
  5.60%, 02/16/96.........................   3,000,000     2,978,764
Federal National Mortgage Association,
  5.70%, 01/17/96.........................   3,830,000     3,820,347
Student Loan Marketing Association, 4.76%,
  01/02/96(a).............................   1,000,000       999,100
                                                         -----------
TOTAL U.S. GOVERNMENT AGENCIES AND
  OBLIGATIONS (COST -- $21,034,190).......                21,034,190
                                                         -----------
TOTAL INVESTMENTS -- 100.3%
  (COST -- $24,677,123)(B)................                24,677,123
OTHER ASSETS, LESS
  LIABILITIES -- (0.3%)...................                   (68,361)
                                                         -----------
NET ASSETS -- 100%........................               $24,608,762
                                                         ===========
(a) Floating rate note; reflects variable rate as of December 31,
    1995 and maturity date reflects reset date.
(b) Cost is the same for Federal income tax purposes.
OTHER INFORMATION:
Purchases and sales (including maturities) of investment securities
(all short-term obligations) aggregated $264,248,670 and
  $265,903,358 respectively, for the year ended December 31, 1995.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
Investments, at value (identified cost -- $24,677,123)..............................................................  $24,677,123
Cash................................................................................................................      100,000
Receivables:
  Interest..........................................................................................................        9,739
  Manager for expense reimbursement.................................................................................       19,425
Deferred organization expenses......................................................................................       37,375
Other assets........................................................................................................        7,917
                                                                                                                      -----------
  Total assets......................................................................................................   24,851,579
                                                                                                                      -----------
LIABILITIES
Payables:
  Management fee....................................................................................................        8,764
  Administrative services fee.......................................................................................        2,191
  Fund accounting...................................................................................................        2,441
  Transfer agent....................................................................................................       11,302
Due to custodian....................................................................................................      218,119
                                                                                                                      -----------
  Total liabilities.................................................................................................      242,817
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $24,608,762
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid-in...................................................................................................  $24,608,762
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $24,608,762
                                                                                                                      ===========
Number of shares outstanding........................................................................................   24,608,762
                                                                                                                      ===========
Net asset value, offering price, and redemption price per share.....................................................  $      1.00
                                                                                                                      ===========

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Interest................................................................................................             $1,594,570
                                                                                                                       ----------
EXPENSES
  Management fee..........................................................................................  $110,748
  Transfer agent..........................................................................................   124,309
  Administrative services fee.............................................................................    27,687
  Custodian fees..........................................................................................     5,382
  Blue Sky fees...........................................................................................    28,774
  Auditing and accounting fees............................................................................     7,603
  Shareholder reports.....................................................................................     5,623
  Amortization of organization expenses...................................................................    12,766
  Fund accounting.........................................................................................    30,957
  Trustees' fees..........................................................................................     3,255
  Legal...................................................................................................    15,620
  Other...................................................................................................    11,378
                                                                                                                       ----------
                                                                                                                          384,102
Expenses reimbursed by manager............................................................................               (148,768)
                                                                                                                       ----------
  Net expenses............................................................................................                235,334
                                                                                                                       ----------
Net investment income and net increase in net assets resulting from operations............................             $1,359,236
                                                                                                                       ==========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                                                       1995             1994
                                                                                                   ------------     -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income and net increase resulting from operations...............................  $ 1,359,236      $    888,162
                                                                                                   ------------     -------------
Distributions to shareholders from net investment income.........................................   (1,359,236 )        (888,162 )
                                                                                                   ------------     -------------
Fund share transactions:
  Proceeds from shares sold......................................................................   67,708,114       232,481,085
  Proceeds from shares issued on reinvestment of distributions...................................    1,245,290           772,399
  Cost of shares repurchased.....................................................................  (71,172,047 )    (232,208,219 )
                                                                                                   ------------     -------------
    Net increase (decrease) resulting from fund share transactions...............................   (2,218,643 )       1,045,265
                                                                                                   ------------     -------------
Total increase (decrease) in net assets..........................................................   (2,218,643 )       1,045,265
NET ASSETS
  Beginning of period............................................................................   26,827,405        25,782,140
                                                                                                   ------------     -------------
  End of period..................................................................................  $24,608,762      $ 26,827,405
                                                                                                   ==============   ==============
NUMBER OF FUND SHARES
  Sold...........................................................................................   67,708,114       232,481,085
  Issued on reinvestment of distributions........................................................    1,245,290           772,399
  Repurchased....................................................................................  (71,172,047 )    (232,208,219 )
                                                                                                   ------------     -------------
Net increase (decrease) in shares outstanding....................................................   (2,218,643 )       1,045,265
                                                                                                   ==============   ==============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                          -------------------------------------------------------
                        SELECTED PER SHARE DATA                            1995        1994        1993        1992        1991
                                                                          -------     -------     -------     -------     -------
Net asset value, beginning of period....................................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                          -------     -------     -------     -------     -------
Income from investment operations
Net investment income(a)................................................      .05         .04         .02         .03         .05
Less distributions from
Net investment income...................................................     (.05)       (.04)       (.02)       (.03)       (.05)
                                                                          -------     -------     -------     -------     -------
Net asset value, end of period..........................................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                          =======     =======     =======     =======     =======
Total return(%).........................................................     4.80        4.21        2.42        2.81        5.16
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................................  $24,609     $26,827     $25,782     $18,839     $21,675
Ratio of expenses to average daily net assets
  With expense reimbursement(%).........................................      .85         .85         .85         .85         .85
  Without expense reimbursement(%)......................................     1.39        1.24        1.56        1.45        1.21
Ratio of net investment income to average daily net assets(%)(a)........     4.91        3.29        2.22        2.75        5.06

(a) Net investment income is net of expenses reimbursed by manager.
Note: The seven-day yield as of December 31, 1995 was 4.74%. The thirty-day yield as of December 31, 1995 was 4.81%.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Money Market Fund (the Fund) is a series of shares of beneficial interest of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

     a. Securities valuation -- Short-term obligations are valued at amortized cost, which approximates market value.

     b. Securities transactions and investment income -- Securities transactions are accounted for on the trade date. Discount securities are accreted daily on a straight-line basis to par. Interest bearing securities purchased at par accrue interest daily based on the security's nominal value. Interest on commercial paper is accrued on a daily basis.

     c. Federal income taxes -- The Fund is a separate taxable entity and intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income and excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

     d. Distributions to shareholders -- Distributions are declared daily and paid at the earlier of redemption or the last business day of the month.

     e. Deferred organization expenses -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

2. MANAGEMENT AND DISTRIBUTION

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), a monthly management fee at the annual rate of .40% of its average daily net assets.

     Mackenzie Ivy Funds Distribution, Inc. (MIFDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and, as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. There were no underwriting discounts retained by MIFDI.

     If the Fund's total expenses in any fiscal year exceed the permissible limits applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The most restrictive state expense limitation provision limits a fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of the average daily net assets; 2.0% of the next $70 million of the average daily net assets; and 1.5% of the remaining average daily net assets. IMI agreed to limit the Fund's total operating expenses (excluding interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of .85% of its average daily net assets through January 31, 1995. The current voluntary expense limitation may be terminated or revised at any time. Expenses reimbursed by manager reflected in the Statement of Operations consists of a voluntary reimbursement.

3. ADMINISTRATIVE SERVICES

     MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets. Such fee is reflected as Administrative services fees in the Statement of Operations.

4. FUND ACCOUNTING SERVICES

     MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee at the annual rate of .10% of its average daily net assets plus telephone, delivery and other out-of-pocket expenses. Such fee and expenses are reflected as Fund accounting in the Statement of Operations.

5. TRANSFER AGENCY AND SHAREHOLDER SERVICE

     Mackenzie Ivy Investor Services Corp. (MIISC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee at an annual rate of $22.00 per open account and $4.36 per account that is closed. In addition, the Fund pays certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

6. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustee's fees in the Statement of Operations.

7. SUBSEQUENT EVENT

     Effective January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Board of Trustees December 2, 1995, the Trustees redesignated the Fund's shares into two separate classes, identified as Class A and Class B, each of which represents an interest in the same portfolio of investments of the Fund. In all relevant respects, the Fund's Class A and Class B shares are identical. The purpose of this redesignation is primarily to enable MIISC to track the contingent deferred sales charge period that applies to Class B shares of other Ivy and Mackenzie funds that are exchanged for shares of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Money Market Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, were audited by other auditors, whose report, dated January 31, 1992, expressed an unqualified opinion on the selected per share data and ratios.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the report of other auditors, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 16, 1996

IMMF-2-296